UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Ritchie Bros. Auctioneers Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2022 Proxy Statement

rb RITCHIE BROS.

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6
Dear Fellow Shareholders,
On behalf of the Board of Directors we cordially invite you to the Company’s 2022 Annual and Special Meeting of Shareholders to be held on April 27, 2022 at 11:00 a.m. Pacific Time. This year, we will be conducting a virtual-only meeting due to the public health impact of COVID-19. Registered shareholders may participate in our annual and special meeting online by way of live webcast as outlined in this proxy statement. The pandemic dominated all aspects of 2021 as COVID-19 adversely impacted public health while generating economic challenges globally.
Despite the difficult environment, I am pleased with how Ann Fandozzi, Chief Executive Officer, and the entire team at Ritchie Bros. continues to execute, not only on behalf of our valued customers but also for all stakeholders - including employees, trusted business partners, and our local communities by keeping health and welfare a top priority and a guiding principle. We are enforcing all local jurisdictional safety guidelines, and, in some instances, we are applying additional safety measures over-and-above these requirements.
At the end of 2020 Ritchie Bros laid out our strategic vision to become “The Trusted Global Marketplace for Insights, Services, and Transaction Solutions for Commercial Assets.” I am delighted by the excellent strides the company has made against this vision in 2021 with robust progress against all five of our strategic pillars. We have accomplished this through both organic initiatives and strategic M&A. In 2021 we successfully:
•
Integrated Rouse Services: Protecting customer confidentiality and greatly enhancing our ability to provide real time insights to our customers, allowing them to better understand market trends and make optimal fleet management decisions;

•
Completed the acquisition of SmartEquip: Enabling Ritchie Bros. to facilitate parts and service transactions on behalf of our trusted dealer and OEM partners digitally at scale and eventually at the point of sale; and

•
Announced the acquisition of EuroAuctions: Bringing unprecedented and diversified global choice to our customers and accelerating adoption of our Inventory Management System while enabling opportunities to cross-sell ancillary services.

While focusing on growth and our strategic initiatives, we continued to make progress on our Environmental, Social, and Governance (ESG) mission. Of note:
•	Our choice of expansion through Satellite yards is ensuring we continue to enable the circular economy on a local basis by growth in a low-cost and environmentally friendly way; and
•
We have made significant progress against our goals for enhancing our employee experience in the areas of diversity, equity and inclusion (DE&I) and community. We have several new active employee-led groups driving initiatives, and also made strides on female representation at the senior leadership level.

In 2021 we grew our Gross Transaction Value 2% to $5.5 billion with service revenue increasing 5% to $918 million. We also increased our dividend per share and returned a total of $103.8 million to shareholders. Ritchie Bros. also continued to help our local communities through our corporate giving program. We are energized and excited by our strategic vision and the strong progress we made in 2021 and I want to express the Board’s gratitude for the dedication and execution by the entire team at Ritchie Bros. during these unprecedented times.
Sincerely,
Erik Olsson
Chair of the Board
Ritchie Bros. Auctioneers Incorporated
March 15, 2022

RITCHIE BROS. AUCTIONEERS INCORPORATED
9500 GLENLYON PARKWAY, BURNABY, BRITISH COLUMBIA V5J 0C6
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO THE SHAREHOLDERS:
NOTICE IS HEREBY GIVEN that an Annual and Special Meeting (the “Meeting”) of the shareholders of RITCHIE BROS. AUCTIONEERS INCORPORATED (the “Company”) will be held in a virtual only format on April 27, 2022 at 11:00 a.m. (Pacific Time), for the following purposes:
1.	to receive the financial statements of the Company for the financial year ended December 31, 2021 and the report of the auditors thereon;
2.	to elect the directors of the Company to hold office until their successors are elected at the next annual meeting of the Company;
3.
to appoint the auditors of the Company to hold office until the next annual meeting of the Company and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditors;

4.
to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution accepting the Company’s approach to executive compensation, as more particularly described in the accompanying proxy statement;

5.
to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution reconfirming the Amended and Restated Shareholder Rights Plan Agreement, dated as of February 28, 2019, between the Company and Computershare Investor Services Inc.;

6.
to consider and, if deemed advisable, to pass, with or without variation, a special resolution authorizing the Company to amend its articles to increase the maximum number of directors of the Company from ten (10) to twelve (12);

7.	to consider and, if deemed advisable, to approve, on an advisory basis, a non-binding advisory resolution on the frequency of holding an advisory vote on executive compensation; and
8.	to transact such other business as may properly be brought before the Meeting.
In light of the on-going developments related to the COVID-19 pandemic and to protect the health of the community and the Company’s shareholders, employees and other stakeholders, the Meeting will be held in a virtual-only format conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We have structured our virtual meeting to provide shareholders the same rights as if the meeting were held in person. Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/rba2022 (the “2022 Meeting Website”). To be admitted to vote or ask questions at the Meeting at the 2022 Meeting Website, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Meeting by following the instructions available on the 2022 Meeting Website during the Meeting.
Further information regarding the matters to be considered at the Meeting is set out in the accompanying proxy statement.
The directors of the Company have fixed the close of business on March 1, 2022 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. Only registered shareholders of the Company as of March 1, 2022 will be entitled to vote online or by proxy at the Meeting.
It is important that your shares be represented and voted at the Meeting. We urge you to vote your shares either by Internet, phone or mail as promptly as possible so your shares will be represented at the Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Meeting. If you received paper copies of our proxy materials, instructions on the three ways to vote your shares can be found on the enclosed proxy form. Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:00 a.m. Pacific Time on April 25, 2022. To be effective, forms of proxy sent by mail must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment thereof.
All non-registered shareholders who receive these materials through a broker or other intermediary should complete and return the materials in accordance with the instructions provided to them by such broker or intermediary.
DATED at Vancouver, British Columbia, as of this 15th day of March, 2022.
By Order of the Board of Directors

Darren Watt
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2022
The Company’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at investor.ritchiebros.com

PROXY STATEMENT
i
 2022 PROXY STATEMENT

ii
2022 PROXY STATEMENT

PROXY STATEMENT
FOR
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 27, 2022
The Annual and Special Meeting of Shareholders (the “Meeting”) of Ritchie Bros. Auctioneers Incorporated (the “Company” or “Ritchie Bros.”) will be held in a virtual only format on April 27, 2022 at 11:00 a.m. (Pacific Time). On or about March 15, 2022, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for the Meeting, we anticipate that we will begin mailing to each shareholder entitled to vote at the meeting either (1) a Notice of Internet Availability of Proxy Materials or (2) this Proxy Statement, Notice of Annual and Special Meeting of Shareholders and the form of proxy.
We are providing proxy materials to our shareholders primarily via a Notice of Internet Availability of Proxy Materials instead of mailing printed copies of these materials to each shareholder. The Notice of Internet Availability of Proxy Materials contains instructions about how to access our proxy materials and vote online or by mail. If you would like to receive a free paper or email copy of our proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterials@proxyvote.com. If sending an email, please include your control number in the subject line. To facilitate timely delivery, any request for a paper or email copy of the proxy materials should be made by April 13, 2022.
If you plan to attend the Meeting and your shares are held in “street name” — in an account with a bank, broker, or other nominee — you should follow the procedures in the materials and request voting instructions provided by or on behalf of such broker, bank or other nominee and arrange to be appointed as a proxy holder.
In light of the on-going developments related to the COVID-19 pandemic and to protect the health of the Company’s shareholders and the community, the Meeting will be held in a virtual-only format conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. Shareholders may listen to the Meeting, submit questions and vote online at: www.virtualshareholdermeeting.com/rba2022.
You can vote your shares by internet, phone or mail, or if you hold your shares in “street name”, by following the instructions set forth in the voting instruction form provided by or on behalf of your broker, bank or other nominee.
Unless the context requires otherwise, references in this Proxy Statement to “we,” “us,” and “our” refer to Ritchie Bros. Auctioneers Incorporated. Dollar amounts are presented in U.S. dollars unless otherwise specified. Except as otherwise stated, the information herein is given as of March 1, 2022.
If you need assistance to attend the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.

 2022 PROXY STATEMENT

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. For more complete information about these topics, please review our Annual Report on Form 10-K and the entire Proxy Statement.
Annual Meeting of Shareholders
Time and Date:	April 27, 2022 at 11:00 a.m. Pacific Time
Location:	Virtual only format via the Internet by visiting www.virtualshareholdermeeting.com /rba2022
Record Date:	March 1, 2022
Mailing Date:	On or about March 15, 2022
Attending the Annual Meeting:
Virtual Meeting. Virtually via the Internet by visiting www.virtualshareholdermeeting.com /rba2022 and following the instructions. You will need the information included on your proxy card to access the Meeting.

Shareholder Voting Matters
The Board recommends that you vote your shares:
“FOR” the election of each of the nominees named under “Election of Directors” on page 9

“FOR” the appointment of Ernst & Young LLP as auditors of the Company until the next annual meeting and the authorization of the Audit committee of the Board to fix the remuneration to be paid to the auditors on page 43

“FOR” non-binding advisory approval of our Executive Compensation on page 44
“FOR” the reconfirmation of the A&R Rights Plan (as defined below) on page 45
“FOR” the amendment of the Company’s articles to increase the maximum number of directors of the Company from ten (10) to twelve (12) on page 50
“FOR” a ONE YEAR frequency for conducting an advisory vote on executive compensation on page 44

General Information
Stock Symbol:	RBA
Exchanges:	New York Stock Exchange (NYSE) Toronto Stock Exchange (TSX)
Registrar and Transfer Agent:	Computershare
Head Office:	9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 0C6
Company Website:	www.ritchiebros.com
Investor Relations Website:	investor.ritchiebros.com
Voting Methods
Have your proxy card available.
Vote by Internet: www.proxyvote.com
Vote by Phone: 1-800-690-6903
Vote by Mail: at address provided on proxy card.
Voting Deadline: April 25, 2022 at 11:00 am, Pacific Time

2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
Why am I receiving this Proxy Statement?
The Company is providing the Notice of Annual and Special Meeting of Shareholders and this Proxy Statement directly to shareholders who are shareholders of record at the close of business on March 1, 2022 and therefore are entitled to vote at the Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.
When you vote by internet, phone or mail, you appoint the proxy holders nominated by management, Erik Olsson, Board Chair, or Ann Fandozzi, Chief Executive Officer (the “CEO”) of the Company, with full power of substitution, to be your representatives at the Meeting. A shareholder has the right to appoint a person other than the nominees of management named in the instrument of proxy to represent the shareholder at the Meeting. To exercise this right, a shareholder should insert the name of its nominee in the blank space provided. A person appointed as a proxy holder need not be a shareholder of the Company. As your representative(s), your proxy holder(s) will vote or withhold from voting the shares represented by the proxy at the Meeting (or any adjournments or postponements) in accordance with your instructions on any ballot that may be called. If you specify a choice in the proxy as to how your shares are to be voted with respect to any matter to be acted upon, the shares will be voted accordingly. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we recommend that you vote by internet, phone or mail as soon as possible to ensure your vote is recorded in advance of the Meeting.
When you vote by internet, phone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders and any other matter which may properly come before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.
You may attend the Meeting via live audio webcast. The accompanying proxy materials include instructions on how to participate in the Meeting via the live audio webcast and how you may vote your shares online if you attend the Meeting. To submit your questions during the Meeting, please log on to
www.virtualshareholdermeeting.com/rba2022. You will need to enter the 16-digit control number received with your Proxy or Notice of Internet Availability of proxy materials to enter the Meeting.
If you have any technical difficulties or any questions regarding the virtual meeting website, please call the support team at the numbers listed on the log-in screen. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our Investor Relations website, https://investor.ritchiebros.com/home/default.aspx, including information on when the meeting will be reconvened.
Why is the Meeting being held in a virtual-only format?
The Meeting is being held in a virtual-only format in order to enable participation by the broadest number of shareholders possible and to keep everyone safe in light of the global pandemic resulting from COVID-19. We are one of many publicly traded companies to be holding a virtual-only annual meeting again this year. We are confident in the technology and believe that it enables shareholders to have an equal opportunity to participate in the Meeting in a safe and easy manner regardless of their geographic location.
Why does my name not appear as a shareholder of record?
Many, if not most, investors own their shares through a broker dealer or other nominee. Broker dealers frequently clear their transactions through other broker dealers, and may hold the actual certificates for shares in the name of securities depositories, such as Cede & Co. (operated by the Depository Trust Company) in the United States or CDS Clearing and Depository Services Inc. in Canada. In such a case, only the ultimate certificate holder appears on our records as a shareholder, even though that nominee may not have any economic interest in the shares that you actually own through your broker dealer. You should contact your broker dealer for more information about this process.
If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the non-registered/beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by or on behalf of that organization. The registered holder of the shares is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account by following the instructions

 2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
on the voting instruction form that is provided by or on behalf of the intermediary. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not attend the Meeting remotely and vote your shares at the Meeting unless you arrange with your broker, bank, or other nominee to be appointed as proxy holder.
Who is making this solicitation and who will pay the related costs?
This solicitation is made on behalf of the management of the Company. No director has given management notice that he or she intends to oppose any action intended to be taken by management at the Meeting. The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s common shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.
When is the record date?
The Board has fixed March 1, 2022, as the record date for the Meeting. Only holders of our common shares as of the close of business on that date will be entitled to vote at the Meeting.
How many shares are outstanding and how many votes can be cast by all shareholders?
A total of [•] common shares were outstanding as of March 1, 2022. Votes may be cast on each matter presented, consisting of one vote for each common share of the Company outstanding as of the record date.
Are there any shareholders that hold more than 10% of the shares that may be voted?
To the knowledge of the Company’s directors and executive officers, based on filings with Canadian securities regulators and the U.S. Securities and Exchange Commission (the “SEC”), no person beneficially owns, or controls or directs, directly or indirectly, common shares of the Company carrying more than 10% of the voting rights attached to all voting shares of the Company.
What items of business will be voted on at the Meeting and how does the Board recommend I vote?
Shareholders will be being asked to vote on the following:
•	the election of nine directors for terms expiring in 2023;
•
the appointment of Ernst & Young LLP as the Company's auditor until the next annual meeting of the Company and the authorization of the Audit Committee of the Board to fix the remuneration to be paid to the auditors;

•	an advisory vote on executive compensation;
•	the reconfirmation of the A&R Rights Plan;
•	the approval of an amendment to the Company's articles to increase the maximum number of directors of the Company from ten (10) to twelve (12);
•	an advisory vote on the frequency of conducting an advisory vote on executive compensation; and
•	any other business that may properly come before the Meeting.
The Board recommends a vote:
FOR each nominee for director
FOR the appointment of Ernst & Young LLP as the Company's auditor until the next annual meeting of the Company and the authorization of the Audit Committee of the Board to fix the remuneration to be paid to the auditors;
FOR the advisory vote on executive compensation;
FOR the reconfirmation of the A&R Rights Plan;
FOR the amendment of the Company’s articles to increase the maximum number of directors of the Company from ten (10) to twelve (12); and
FOR a ONE YEAR frequency for conducting an advisory vote on executive compensation.
What are my voting rights if I hold common shares?
Each common share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
How do I vote if I am a registered shareholder?
If you are a registered shareholder, you may vote your shares by internet at www.proxyvote.com, by mail, by phone or by attending the Meeting and voting online. To vote by internet, you will need your voting control number, which can be found on your proxy card or Notice of Internet Availability of Proxy Materials. To vote by mail, you should promptly complete, sign and return your proxy card, or if you have received a Notice of Internet Availability of Proxy Materials, request a proxy card by internet at www.proxyvote.com, calling 800-579-1639 or emailing sendmaterial@proxyvote.com. Joint owners wishing to complete a proxy form must each sign the proxy card.
How do I vote if I am a non-registered/beneficial holder?
If you are a non-registered/beneficial holder, you should receive a voting instruction form from a broker dealer or other nominee that you may use to instruct such persons how to vote your shares. If you receive a voting instruction form, you may exercise voting rights in respect of those shares in accordance with the procedures provided by the broker dealer or other nominee, which may include voting by mail, telephonically by calling the telephone number shown on the voting form or via the internet at the website shown on the voting instruction form. If you are a non-registered/beneficial holder, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares at the Meeting unless you have obtained a proxy for those shares from the person or entity of record holding your shares. Should you require additional information regarding the Meeting, please contact our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.
To participate in the Meeting, you will need the 16-digit control number included on your notice or in your proxy card. Beneficial shareholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank or other nominee’s website and selecting the shareholder communications mailbox to link through to the Meeting; instructions should also be provided on the voting instruction card provided by your broker, bank or other nominee.
Can shareholders vote at the Meeting?
If you prefer, you may vote online at the Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you need to arrange with your stockbroker or the registered owner to be appointed as proxy holder entitling you to vote online at the Meeting.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it likely means that you have multiple accounts with the Company’s transfer agent and/or with stockbrokers. Please vote or arrange for voting of all of the shares.
What if I share an address with another shareholder and we received only one copy of the proxy materials or what if I receive multiple copies?
SEC rules permit companies and intermediaries such as brokers to send one envelope with individual copies of our Notice of Internet Availability of Proxy Materials or proxy materials to multiple shareholders who share the same address, unless we receive contrary instructions from a shareholder. This process, which is commonly referred to as “householding”, provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call 800-542-1061 or write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of this proxy statement, the notice of internet availability of proxy materials and the annual report by written request to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada or by calling us at 778-331-5500.
May I revoke my proxy or change my vote?
Yes. If you are a registered shareholder, you may revoke your proxy by:
•
signing another proxy with a later date and delivering it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting;

•	signing and dating a written notice of revocation and delivering it to the registered office of the Company, 9500 Glenlyon Parkway, Burnaby, British Columbia

 2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
V5J 0C6, Canada, at any time up to and including the last business day preceding the day of the Meeting; or
•	in any other manner provided by law.
If you have followed the process for attending and voting online at the Meeting, voting online at the Meeting will revoke your previous proxy.
In addition, if you are a registered shareholder and have voted using the internet following the instructions as described in the Notice of Internet Availability of Proxy Materials, you may change your vote by following the procedures described in the Notice of Internet Availability of Proxy Materials to submit a vote with a later date.
If you are not a registered shareholder and wish to change your proxy nominee or your vote, you should consult your broker or nominee with respect to submitting new voting instructions. Intermediaries may set deadlines for the receipt of revocation notices that are farther in advance of the Meeting than those set out above and, accordingly, any such revocation should be completed well in advance of the deadline prescribed in the form of proxy or voting instruction form to ensure it is given effect at the Meeting.
How are abstentions and broker non-votes counted?
Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement. “Broker non-vote” shares are those shares held in “street name” by brokers or nominees, who do not have discretionary authority to vote such shares as to a particular matter, which are held or represented by proxy by a person present at the meeting will be counted for purposes of establishing a quorum. If a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the shares voting on the matter.
Under the rules of the New York Stock Exchange (“NYSE”), brokers or nominees are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of Ernst & Young LLP as our independent auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, a nominee is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters. The election of our directors and the advisory vote on executive compensation are considered non-routine matters. Accordingly, if you hold your shares in street name, it is critical that you arrange to exercise your voting right if you want it to count on all matters to be decided at the Meeting.
How many votes are needed to hold the Meeting and approve the proposals and how does the Board recommend that I vote?
To conduct the Meeting, the Company must have a quorum, which means that two persons must be present, and each entitled to vote and holding or representing by proxy not less than 33% of the votes entitled to be cast at the Meeting. The table below shows the votes needed to approve each of the proposals, as further described in each of the proposals and the Board’s recommendation for voting on each proposal.
Proposals		Votes Required	Board Recommendation
1.	Election of nine nominees to serve as directors for a term of one year each
The nine nominees receiving the highest number of affirmative votes cast at the Meeting will be elected, unless WITHHOLD votes for any nominee are greater than FOR votes, in which case, such nominee will be required to promptly tender his or her resignation. WITHHOLD votes are not counted otherwise. See “Proposal One: Election of Directors — Questions and Answers about the Election of Directors — Might directors elected be required to resign?” on page 9 for more information on the majority voting policy.
FOR each nominee
2.	Appointment of Ernst & Young LLP as the Company's auditor until the next annual meeting of the Company	Majority of votes cast at the Meeting voting FOR the proposal. For purposes of determining the number of votes cast, only “FOR” or	FOR

2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
Proposals		Votes Required	Board Recommendation
	and the authorization of the Audit Committee to fix the remuneration of the auditors	“WITHHOLD” votes are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of the proposal.
3.	Annual Advisory Vote on Executive Compensation
Affirmative vote of the majority of votes cast at the Meeting. This is an advisory vote and, while not binding on us, our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on executive compensation.
FOR
4.	Reconfirmation of the A&R Rights Plan	Majority of votes cast at the Meeting voting FOR the proposal.	FOR
5.	Amendment of the Company’s articles to increase the maximum number of directors of the Company from ten (10) to twelve (12).	Two-thirds of votes cast at the Meeting voting FOR the proposal.	FOR
6.	ONE YEAR frequency for conducting an advisory vote on executive compensation
Affirmative vote of the majority of votes cast at the Meeting. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s shareholders. This is an advisory vote and, while not binding on us, our Board and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.
FOR
Will my shares be voted if I do not vote by phone, internet or sign and return my Proxy Card or Voting Instruction Form?
If your shares are registered in your name and you do not vote by phone, internet or sign and return your proxy card, or attend and vote online at the Meeting, your shares will not be voted at the Meeting. If your shares are held through an account with a brokerage firm, bank, dealer or other nominee, your brokerage firm or other nominee, under certain circumstances, may vote your shares.
How are votes counted?
If your instructions as to voting in any instrument of proxy or voting instruction form are certain, your shares will be voted, withheld or abstained from voting in accordance with your instructions. If you do not specify a choice in the proxy card or voting instruction form as to any of the following matters, and one of the proxy holders recommended by management is appointed as proxy holder, your shares will be voted “FOR” the election of each director nominee named in this
Proxy Statement, “FOR” each of proposals two through five and for a “ONE YEAR” frequency for conducting an advisory vote on executive compensation, as recommended by the Board as further described in each of the proposals.
Voting results will be tabulated and certified by a representative of Broadridge, scrutineer of the Meeting.
What happens if additional matters are presented at the Meeting?
Management of the Company is not aware of any amendments to or variations of any of the matters identified in the enclosed Notice of Annual and Special Meeting of Shareholders nor of any other business which may be brought before the Meeting. When you vote by internet, phone or mail, you will confer discretionary authority upon a proxy holder named in the instrument of proxy to vote your shares on any amendments or variations to the matters identified in the accompanying

 2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING, PROXY MATERIALS AND VOTING
Notice of Annual and Special Meeting and on any other matter that may properly be brought before the Meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.
Where can I find the voting results of the Meeting?
The Company will publish the voting results of the Meeting in a Current Report on Form 8-K, which are required to be filed with the SEC at www.sec.gov within four business days after the date of the Meeting and on SEDAR at www.sedar.com.
How can I obtain additional information, including a copy of the Proxy Statement and the 2021 Annual Report on Form 10-K?
The Company will mail, without charge to any registered holder or beneficial owner of common shares, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including the consolidated financial statements, management’s discussion and analysis of financial condition and results of operations, schedules and list of exhibits, and any particular exhibit specifically requested, any interim financial statements of the Company and the relevant management’s discussion and analysis of financial condition and results of operations that have been filed with securities regulators for any period after the end of the Company’s most recently completed financial year and the Company’s proxy statement in respect of its most recent annual meeting of shareholders. Requests should be sent to our Corporate Secretary at 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6, Canada. The Company may require payment of a reasonable charge for reproduction if a person that is not a registered shareholder or beneficial owner of common shares makes the request. This Proxy Statement, the Annual Report on Form 10-K and additional information relating to the Company are also available at https://investor.ritchiebros.com, on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2021 as contained in the Company’s Form 10-K.

2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
Questions and Answers about the Election of Directors
What is the current composition of the Board?
The Company’s current articles require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is composed of the following ten directors: Erik Olsson, Ann Fandozzi, Beverley Briscoe, Robert G. Elton, J. Kim Fennell, Amy Guggenheim Shenkan, Sarah Raiss, Christopher Zimmerman, Adam DeWitt and Lisa Hook.
Is the Board divided into classes? How long is the term?
No, the Board is not divided into classes. All directors are elected for one-year terms to hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office.
Who can nominate individuals for election as directors?
Shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the Canada Business Corporations Act (the “CBCA”). The advance notice provisions require advance notice to the Company of nominations for persons for election to the Board in circumstances where nominations are made other than pursuant to a shareholder proposal made in accordance with the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. Shareholders should note that nominations for directors must be made in compliance with the procedures in the Company’s by-laws, which include requirements to notify the Company in writing in advance of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. Please see the information under “Shareholder Proposals and Director Nominations” on page 93.
The Company has not received any director nominations in connection with the Meeting.
Who is standing for election this year?
The following nine individuals are being nominated by or at the direction of the Board, based on the recommendation of the Nominating and Corporate Governance Committee:
•	Erik Olsson
•	Ann Fandozzi
•	Christopher Zimmerman
•	Robert G. Elton
•	Sarah Raiss
•	Adam DeWitt
•	Lisa Hook
•	Mahesh Shah
•	Carol M. Stephenson
Each of the nominees, except Ms. Fandozzi, qualifies as independent under applicable NYSE listings standards and Canadian securities laws and regulations and the rules of the Toronto Stock Exchange (the “TSX”). See “Corporate Governance — Independence of the Directors” on page 24 for a summary of how “independence” is determined. Additional information concerning the above nominees, including their ages, positions and offices held with the Company, and terms of office as directors, is set forth below under “Information Concerning the Nominees to the Board of Directors” on page 11.
What if a nominee is unable or unwilling to serve?
If any one or more of the nominees named in this Proxy Statement is unable to serve or for good cause will not serve, then the persons voting the accompanying proxy may in their discretion vote for a substitute. The persons named in the enclosed form of proxy intend to vote for the election of any such substitute nominee. Each of the nominees has agreed to serve, if elected, and the Board is not presently aware of any reason that would prevent any nominee from serving as a director if elected.
How are nominees elected?
In the election of directors, you may vote “FOR” each or any of the nominees, or you may “WITHHOLD” from voting for each or any of the nominees. The nine nominees receiving the highest number of votes “FOR” cast remotely or by proxy at the Meeting will be elected as directors.
Might directors elected be required to resign?
Yes. The Board has adopted a majority voting policy that will apply to any uncontested election of directors. Pursuant to this policy, any nominee for director who receives a greater

 2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
number of votes marked “WITHHOLD” than votes “FOR” such election will promptly tender his or her resignation to the Board Chair following the Meeting. The Board’s Nominating and Corporate Governance Committee will consider the offer of resignation and make a recommendation to the Board whether to accept it.
In making its recommendation with respect to a director’s resignation, the Nominating and Corporate Governance Committee will consider, in the best interests of the Company, the action to be taken with respect to such offered resignation. The recommended action may include (i) accepting the resignation; (ii) recommending that the director continue on the Board but addressing what the Nominating and Corporate Governance Committee believes to be the underlying reasons why shareholders “withheld” votes for election from such director; or (iii) rejecting the resignation.
The Nominating and Corporate Governance Committee would be expected to recommend that the Board accept the resignation except in extenuating circumstances. The Board will consider the Nominating and Corporate Governance Committee’s recommendation within 90 days following the Company’s annual meeting, and in considering such recommendation, the Board will consider the factors taken into account by the Nominating and Corporate Governance Committee and such additional information and factors that the Board considers to be relevant. The Board will promptly disclose its decision by a press release, such press release to include the reasons for rejecting the resignation, if applicable. A director who tenders his or her resignation pursuant to the majority voting policy will not be permitted to participate in any meeting of the Board or the Nominating and Corporate Governance Committee at which the resignation is considered. If the resignation is accepted, subject to applicable law, the Board may leave the resultant vacancy unfilled until the next annual general meeting, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the shareholders, or call a special meeting of shareholders at which there will be presented one or more nominees to fill any vacancy or vacancies.
May additional directors be appointed by the Board between annual general meetings?
The articles of the Company provide that the Board has the power to increase the number of directors at any time between annual meetings of shareholders and appoint one or more additional directors, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous annual meeting.

2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
Information Concerning the Nominees to the Board of Directors
The following section provides information with respect to the nominees to our Board. Directors are to be elected for a one-year term expiring at our next annual meeting unless he or she sooner ceases to hold office (if the director dies or resigns, is removed by resolution of the shareholders or becomes disqualified from being a director under the CBCA).
The Board and the Nominating and Corporate Governance Committee believe that each director nominee brings a strong set of attributes and qualifications and that together these director nominees would create an effective and well-functioning Board that will continue to serve the Company and our shareholders well. Included in each director nominee’s biography below is a summary describing the key attributes and qualifications of the nominees upon which the decisions to nominate were made. Information below regarding shares owned, controlled or directed, Deferred Share Units (“DSUs”) issued under the Company’s Non-Executive Director Deferred Share Unit Plan, restricted share units (“RSUs”) granted under the Company’s RSU Plans and performance share units (“PSUs”) under the Company’s PSU Plans is given as of February 10, 2022.
ERIK OLSSON
Key attributes and qualifications
Erik Olsson has been a member of the Company's Board since 2013 and was appointed as Chair of the Board on May 5, 2020. He was appointed Vice-Chair of the Board in August 2019. Mr. Olsson's experience in senior leadership positions, as well as his knowledge of the equipment industry in general, provides important insight to our Board on the Company's strategic planning and operations. Further, his experience as a member of another public company board provides him with an enhanced perspective on issues applicable to public companies. Mr. Olsson currently serves as Chairman of the Board of Directors of WillScot Mobile Mini, Inc., the world's leading provider of portable office and storage solutions, where Mr. Olsson previously served as President, Chief Executive Officer and as Director from 2013 until October 2019. Prior to that Mr. Olsson was President, Chief Executive Officer, and a Director of RSC Holdings, Inc., a premier provider of rental equipment in North America, from 2006 until its acquisition by United Rentals, Inc. in April 2012. Prior to that he served as Chief Financial Officer and Chief Operating Officer of RSC Holdings, Inc. In addition, he held various senior positions in the United States, Brazil, and Sweden in his 13 years with industrial group Atlas Copco AB, a mining equipment maker. Mr. Olsson holds a degree in Business Administration and Economics from the University of Gothenburg.

Other directorships
WillScot Mobile Mini, Inc. (NASDAQ: “WSC” - portable office and storage company) – Chair of the Board
Dometic Group AB, a global industrial provider of solutions for mobile living –
Director
Pontem Corporation, (NYSE: “PNTM.U”) - Director

Residence:
Scottsdale, AZ, USA
Age: 59
Independent
Director since:
June 1, 2013
Shares owned, controlled or directed: nil
DSUs held: 23,723
Committees:
Nominating and Corporate Governance Committee
Voting results 2021:
Votes For: 81,028,070 Percentage: 89.25%

 2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
ANN FANDOZZI
Key attributes and qualifications
Ann Fandozzi joined Ritchie Bros. in 2020 as Chief Executive Officer. Prior to joining Ritchie Bros., Ms. Fandozzi was CEO of ABRA Auto Body and Glass from 2016 to 2019, and previous to that role, from 2012 to 2016, was CEO of vRide, a carpooling platform that works with private and public employers. Prior to these CEO roles, Ms. Fandozzi served in several executive positions for Whirlpool, including eBusiness, Direct-to-Consumer, and Sears/Kenmore. Ms. Fandozzi joined Whirlpool from DaimlerChrysler, where she led the Global Family Vehicle business and is credited with the invention and development of the Stow-N-Go fold flat seats.

Earlier in her career, she gained significant experience in consumer marketing, product development and engineering at Ford Motor Company, McKinsey & Company and Lockheed Martin Corporation. She served on the board of Pinnacle Foods, a publicly-traded packaged food company that was acquired by ConAgra, and is a board member of Ghost Robotics, a robotics start-up. Ms. Fandozzi is also a frequent speaker on technology, transportation, and green/environmental topics.

Ms. Fandozzi holds a Bachelor of Science degree in Computer Engineering from Stevens Institute of Technology, a Master of Science degree in Systems Engineering from University of Pennsylvania and an MBA from The Wharton School of the University of Pennsylvania.

Other directorships
Trimble, Inc. (NASDAQ: TRMB) – Director
Ghost Robotics (a robotics start-up) – Director

Past directorships
Pinnacle Foods (formerly NYSE: PF), a publicly traded packaged food company acquired by ConAgra.

Residence:
Plymouth Meeting, PA, USA
Age: 50
Not Independent
Director since:
January 6, 2020
Shares owned, controlled or directed: 1,737
PSUs held: 160,002
Committees:
None
Voting results 2021:
Votes for: 90,109,012
Percentage: 99.25%

2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
CHRISTOPHER ZIMMERMAN
Key attributes and qualifications
Chris Zimmerman was elected to the Company's Board in 2008 and is currently a member of the Company's Nominating & Corporate Governance Committee. Mr. Zimmerman brings over 30 years of business, operating and leadership experience to the Board. The Company benefits from Mr. Zimmerman’s strong operational and international expertise from his experience as a chief executive officer of several organizations throughout the course of the past ten years. Mr. Zimmerman has served as President and CEO of business operations for the St. Louis Blues, a professional hockey team, since 2014. Prior to this, he was President of Easton Sports, a designer, developer and marketer of sports equipment and accessories from 2010 to 2013. Prior to joining Easton Sports, Mr. Zimmerman was President and Chief Executive Officer of Canucks Sports and Entertainment, a sports entertainment company in Vancouver, B.C, from 2006 until 2009. Before joining Canucks Sports and Entertainment, Mr. Zimmerman was the President and Chief Executive Officer of Nike Bauer Inc., a hockey equipment company. Prior to this appointment in March 2003, Mr. Zimmerman was General Manager of Nike Golf USA. He joined Nike Golf in 1998 after spending 16 years in a variety of senior advertising positions, including USA Advertising Director for the Nike Brand and Senior Vice President at Saatchi and Saatchi Advertising in New York.
Mr. Zimmerman has an MBA from Babson College.

Other directorships
None

Residence:
Manhattan Beach, CA, USA
Age: 62
Independent
Director since:
April 11, 2008
Shares owned, controlled or directed: 6,856
DSUs held: 26,157
Committees:
Member of the Nominating
and Corporate Governance Committee
Voting results 2021:
Votes for: 87,749,666
Percentage: 96.65%

 2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
ROBERT GEORGE ELTON
Key attributes and qualifications
Robert Elton’s experience in senior executive positions during the course of the past 25 years brings strong leadership and management skills to the Company. Mr. Elton held executive roles at Vancouver City Savings Credit Union from 2013 to 2017, including Chief Financial Officer and Chief Risk Officer. Mr. Elton also serves as an adjunct professor at the University of British Columbia’s Sauder School of Business.
Mr. Elton was President and Chief Executive Officer of BC Hydro, a government-owned electric utility, from 2003 to 2009. Prior to this he was Executive Vice President Finance and Chief Financial Officer of BC Hydro (2002 — 2003), Powerex (2001 — 2002), a subsidiary of BC Hydro, and Eldorado Gold Corporation (1996 — 2001) (TSX: “ELD”; NYSE: “EGO”; ASX: “EAU”). Mr. Elton spent over 20 years with PriceWaterhouseCoopers and predecessor firms, becoming partner in 1987 before leaving the firm in 1996.
He is a Fellow of the Canadian Chartered Professional Accountants (FCPA.FCA) and has a Master of Arts degree from Cambridge University, U.K. He is a member of CPA’s Advisory Board for Sustainable Business.

Other directorships
Corix Utilities (a private utility infrastructure company) — Director, Chair of the Human Resources Committee

Past directorships
Include bcIMC (a private investment management company) — Director

Residence:
Vancouver, B.C., Canada
Age: 70
Independent
Director since:
April 30, 2012
Shares owned, controlled or directed: nil
DSUs held: 25,070
Committees:
Chair of the Audit Committee Member of the
Compensation Committee
Voting results 2021:
Votes For: 89,501,232
Percentage: 98.58%

2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
SARAH RAISS
Key attributes and qualifications
Sarah Raiss has been a director for Ritchie Bros. since 2016 and was appointed Chair of the Compensation Committee in 2017. Ms. Raiss brings almost 40 years of experience encompassing various board positions and executive and management positions in engineering, operations, strategy, merger and acquisition integration, government relations and community investment, governance, human resources, information technology, marketing and other administrative functions. She has business experience in Canada, the United States and abroad. Ms. Raiss retired in August 2011 as Executive Vice-President of Corporate Services, TransCanada Corporation, one of North America's leading energy infrastructure companies with operations in natural gas, oil and power industries. Since her retirement, Ms. Raiss’s principal occupation has been serving as a corporate director, and she has served on a number of other corporate boards noted below. Ms. Raiss was named a 2015 National Association of Corporate Directors Directorship 100, recognizing the most influential people in governance, 50 of which are corporate directors. Sarah was named a Fellow of the Institute of Corporate Directors in 2020.
Ms. Raiss has a BS in Applied Mathematics and an MBA, both from the University of Michigan.

Other directorships
The Loblaw Companies, Ltd. (TSX: “L” — a public food retailer) — Director and member of the Corporate Governance Committee and Chair of the Pension Committee
The Commercial Metals Company (NYSE: “CMC” — a public metal manufacturer and recycler) — Lead Director as of 2022, past Chair of the Compensation Committee and past Chair and current member of the Nominations and Governance Committee; member of the Audit Committee

Past directorships
The Vermilion Energy, Inc. (TSX: “VET”; NYSE: “VET”; — a public oil and gas producer) — Director and Chair of the Governance and Human Resource Committee and member of the Health, Safety and Environment Committee
Canadian Oil Sands, Ltd. (TSX: “COS” — a public oil investment company) — (2012 — 2016) Director and Chair of the Corporate Governance and Compensation Committees and member of the Audit Committee

Residence:
Calgary, Alberta, Canada
Age: 64
Independent
Director since:
July 1, 2016
Shares owned, controlled or directed: nil
DSUs held: 12,931
Committees:
Chair of the Compensation Committee
Member of the Nominating and Corporate Governance Committee
Voting results 2021:
Votes for: 89,275,995
Percentage: 98.33%

 2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
ADAM DEWITT
Key attributes and qualifications
Adam DeWitt was appointed to the Ritchie Bros. Board in 2020. Mr. DeWitt's experience in senior executive positions during the past 15 years brings strong leadership and management skills to the Company. Mr. DeWitt is the Chief Executive Officer of Grubhub, Inc. where he has led all functions of the U.S. business since June 2021. Prior to this role, Mr. DeWitt was Grubhub’s President (since 2018) and Chief Financial Officer (since 2011). During his tenure of a decade at the company, Grubhub’s annual revenues have grown from $20 million to more than $2 billion, and he led the company through its initial public offering in 2014. Before joining Grubhub, Mr. DeWitt was the Chief Financial Officer of publicly-traded optionsXpress Holdings, Inc. Mr. DeWitt serves on the board of directors and audit committee of Fathom Digital Manufacturing Corp. (NYSE: FATH), a leading on demand digital manufacturing platform. He is also a member of the board of directors of The Joffrey Ballet, and is the treasurer and member of the board of trustees of the Bernard Zell Anshe Emet Day School.
Mr. DeWitt holds a B.A. in Economics from Dartmouth College.

Other directorships
Fathom Digital Manufacturing Corporation (NYSE: FATH)

Residence:
Chicago, IL, USA
Age: 49
Independent
Director since:
May 5, 2020
Shares owned, controlled or directed: nil
DSUs held: 2,704
Committees:
Audit Committee
Voting results 2021:
Votes for: 86,260,067
Percentage 95.01%

2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
LISA HOOK
Key attributes and qualifications
Ms. Hook served as president and chief executive officer of Neustar, Inc., a technology company, from October 2010 until July 2018 and as president and chief operating officer from January 2008 until October 2010. She joined the Neustar board in 2010 and continued to serve in that capacity until July 2019. Prior to Neustar, Ms. Hook served as president and chief executive officer of Sunrocket, Inc., a VoIP provider; held several executive-level posts at America Online, Inc., an online services company; was a partner at Brera Capital Partners, a global private equity investment firm; was managing director of Alpine Capital Group, LLC, an investment banking firm; held several executive positions at Time Warner, Inc., a telecommunications company; was legal advisor to the Chairman of the Federal Communications Commission; and was a senior attorney at Viacom International, Inc., a production and broadcasting company. Ms. Hook serves on the boards of Philip Morris International, a publicly-traded leading international tobacco company and is the Chair of the Consumer Relationships and Regulation Committee; Fidelity National Information Services Inc., a publicly-traded global leader in banking and payment solutions and is the Chair of the Risk and Technology Committee; and Ping Identity Holding Corp, a publicly-traded identity security company.

Ms. Hook holds a Bachelor of Arts in Public Policy from Duke University and a Juris Doctor degree from Dickinson Law School.

Other directorships
Fidelity National Information Services, Inc. (NYSE: FIS)
Philip Morris International (NYSE: PM)
Ping Identity Holding Corp (NYSE: PING)

Past directorships
Neustar, Inc.
Unisys, Inc.

Residence: Washington, DC, USA Age: 63 Independent Director since: November 1, 2021 Shares owned, controlled or directed: nil DSUs held: nil Committees: Compensation Committee Voting results 2021: N/A

 2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
MAHESH SHAH
Key attributes and qualifications
Mahesh Shah is a transformative technology executive. Mr. Shah currently serves as EVP & Chief Technology and Products Officer at CDK Global, Inc. Prior to taking on this role in 2019, Mr. Shah served as SVP & GM, Applications & Global Business Process Services at DXC Technology Company from 2017 to 2019. Prior to that, Mr. Shah held various senior positions at Hewlett Packard, Inc. from 2001 to 2017, including VP & GM, Acquisitions & Divestitures Technology Services (2015-2017), CIO & IT Separation Leader (2013-2015), VP, Product Research & Development & IT (2012-2013), and Executive Director, Security Product Management & Development (2011-2012) and IBM Corporation from 1996 to 2001.
Mr. Shah holds a Bachelor of Commerce from Concordia University and an Executive MBA from Northwestern University – Kellogg School of Management.

Other directorships
None

Residence: San Jose, CA, USA Age: 46 Independent Director since: N/A Shares owned, controlled or directed: nil DSUs held: nil Committees: N/A Voting results 2021: N/A

2022 PROXY STATEMENT

PROPOSAL ONE: ELECTION OF DIRECTORS
CAROL M. STEPHENSON
Key attributes and qualifications
Ms. Stephenson served as Dean of the Ivey Business School at Western University from 2003 until her retirement in 2013. Prior to joining the Ivey Business School, she was President and CEO of Lucent Technologies Canada from 1999 to 2003 and a member of the Advisory Board of General Motors of Canada, Limited, a GM subsidiary, from 2005 to 2009. Ms. Stephenson has been a board member of General Motors Corporation (NYSE: GM) since 2009 where she currently serves as Chair of the Compensation Committee, of Maple Leaf Foods, Inc. (TSE: MFI) since 2016 where she currently serves as Chair of the Corporate Governance Committee, and of Mattamy Asset Management since 2020. Ms. Stephenson has previously served on the boards of Ballard Power Systems, Inc. (2012 to 2017), Intact Financial Corporation (2004 to 2021), Manitoba Telecom Services, Inc. (2008 to 2016) and Sears Canada, Inc. (2001 to 2006). Ms. Stephenson is an officer of the Order of Canada.
Ms. Stephenson is a graduate of the University of Toronto. She completed the Executive Program at the Graduate School of Business Administration, University of California and the Advanced Management Program at Harvard University. She holds honorary doctorates from Ryerson Polytechnic University and Western University.

Other directorships
General Motors Corporation (NYSE: GM) (2009 to Present)
Maple Leaf Foods, Inc. (TSE: MFI) (2016 to Present)
Mattamy Asset Management (Private) (2020 to Present)

Residence: London, Ontario Age: 71 Independent Director since: N/A Shares owned, controlled or directed: nil DSUs held: nil Committees: N/A Voting results 2021: N/A
None of the Company’s non-executive directors have been granted stock options since their appointment. The Company ceased granting stock options to non-executive directors in 2004, and the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards (the “Stock Option Policy”) precludes any such issuance.
Recommendation of the Board
The Board recommends a vote “FOR” each of the nominees.

 2022 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our current executive officers, other than Ms. Fandozzi, whose information may be found under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors” on page 12.
SHARON DRISCOLL Chief Financial Officer Age: 60
Sharon Driscoll joined Ritchie Bros. in July 2015 as Chief Financial Officer, following 17 years of senior executive experience at companies such as Rexall Pharmacies Canada (Katz Group Canada), Sears Canada Inc. and Loblaw Companies Limited. Most recently, Sharon was Executive Vice President and CFO at Katz Group Canada Ltd., where she was responsible for all financial operations, including capital allocation, financing strategies, treasury operations, regulatory compliance, risk management and financial talent development. Prior to Katz Group, Ms. Driscoll was Senior Vice President and CFO of Sears Canada Inc., one of Canada's largest retailers.

Ms. Driscoll is a Chartered Professional Accountant and has a Bachelor of Commerce (Honours) degree from Queen's University. Ms. Driscoll also serves as a Director of Empire Company Limited (TSX: EMP.A).

JIM KESSLER President & Chief Operating Officer Age: 49
Jim Kessler was appointed Chief Operating Officer (COO) effective May 11, 2020 and was promoted to President & Chief Operating Officer in September of 2021. Mr. Kessler has held various leadership positions in his career including those of President, Chief Operating Officer and Chief Financial Officer. He acted as Chief Operating Officer of Abra Auto Body and Glass from 2017 to 2019, where he oversaw operations, procurement and growth initiatives which led to the merger of the first national collision repair provider in the United States. He also held a variety of senior leadership positions at Caliber Collision, vRide and Pep Boys including Chief Operating Officer and Chief Financial Officer of vRide from 2013 to 2016. Most recently, Mr. Kessler served as President of Emerging Business for Caliber Collision from 2019 to 2020 during which he focused on evaluating and scaling businesses that would complement collision repair services.

Mr. Kessler holds an undergraduate degree and MBA from Saint Joseph's University.

2022 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
KARI TAYLOR Chief Revenue Officer Age: 48
Kari Taylor joined Ritchie Bros. in 2019 as the Chief Sales Officer for its US region and was named President of US Regions in September of 2019, was named President, North America Sales in May of 2020 and most recently named Chief Revenue Officer in February of 2021. Kari was brought onboard for her strong strategic and customer orientation. Kari thrives on contributing collaboratively within and for highly-competitive organizations with a high bias for action and results. Prior to joining Ritchie Bros., Kari Taylor served as Chief Revenue Officer at Benco Dental (HQ, Pittston, PA) from 2016 to 2019 and was responsible for executing on Benco's growth strategies and delivering a best-in-class customer experience through a national branch network of sales and service associates. Ms. Taylor has also held leadership positions at W.W. Grainger, Inc., Office Depot, Inc., and Sun Microsystems, Inc. She has also participated in two start-ups: TLM and Extrapolate.

Kari Taylor is an alumna of California State University, Hayward, and earned her MBA from Golden Gate University in San Francisco, CA, with an emphasis in International Marketing and Sales Leadership. She continued her executive leadership education at Universidad de Navarra, IESE Business School-Barcelona, Spain as well as at Florida Atlantic University.

JEFF JETER Chief Customer Advocate Officer Age: 63
Jeff Jeter joined the Company in 2017 upon completion of the acquisition of IronPlanet. Mr. Jeter was appointed to President of Global Strategic Accounts, focused on targeted industry verticals, in October of 2020 and assumed the role of Chief Customer Advocate Officer in November of 2021. Prior to that, Mr. Jeter served as President, Sales US from June 2017 to April 2018, President, US & Mexico Sales from May 2018 to August 2019 and President, Upstream & Emerging Business from September 2019 to September 2020. Mr. Jeter joined IronPlanet in 2007 as Senior Vice President, International and New Business and most recently served as IronPlanet’s President, leading the U.S. and international sales teams. During Mr. Jeter’s tenure at IronPlanet he also managed the marketing organization and helped the business drive new business initiatives including identifying strategic opportunities and delivering new market launch plans.

Prior to joining IronPlanet in 2007, he served as Senior Principal at PRTM Management Consultants where he helped lead PRTM's customer experience consulting for Fortune 1000 companies. Prior to joining PRTM, Mr. Jeter was Senior Vice President of Marketing for Manugistics Group, Inc. from 1999 to 2004 where he executed global marketing strategies as well as industry vertical go-to-market plans and sales operations initiatives. Mr. Jeter has over 30 years of experience in sales, marketing, and international business, including two international assignments for Iomega, a wholly owned subsidiary of EMC Corporation and leader in innovative storage and network security solutions for small businesses, home offices and consumers.

Mr. Jeter holds a B.A. from Wake Forest University and an M.B.A. from Mercer University.

 2022 PROXY STATEMENT

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
CARMEN THIEDE Chief People Officer Age: 55
Carmen Thiede was appointed as Chief People Officer in August of 2021. Prior to that, Ms. Thiede was the Company’s Chief Human Resources Officer, since April of 2020. Ms. Thiede brings significant experience to the Company gained during her impressive career in human resources leadership across diverse industries including automotive, financial and technological services at RBC, Ameriprise Financial Services, Regis Corporation (where she served as Chief Human Resources Officer & SVP, Premium Salon Operations from 2013 to 2017), ABRA Auto Body and Glass (where she served as Chief People Officer from 2017 to 2019), and SnapAV (where she served as Chief Human Resources Officer from 2019 to 2020).

Ms. Thiede has a Bachelor's Degree in Mathematics and Economics from St. Olaf College and a Master's Degree in Human Resources and Industrial Relations from the University of Minnesota - Carlson School of Management.

BARON CONCORS Chief Information Officer Age: 52
Baron Concors was appointed as Chief Information Officer (CIO) effective March 23, 2020. Mr. Concors held various leadership positions in his career including CIO of Yum Brands from 2012 to 2014 where he was responsible for Taco Bell, KFC and Pizza Hut information technology in over 120 countries, and Chief Information Officer for Pizza Hut from 2008 to 2012. He also served as Chief Digital Officer for Pizza Hut from 2014 to 2017, where he led digital transformation for the global business. In addition, Mr. Concors held a variety of leadership positions at FedEx, Deloitte and Touche LLP, and Ernst and Young LLP. Most recently, Mr. Concors served as CIO at ABRA Auto Body and Glass from 2017 to 2020, a leading national vehicle collision repair company, where he helped transform the customer experience through technology. He was named by Computerworld Magazine as one of the Premier 100 IT Leaders in the world and Forbes Magazine named the Pizza Hut iPhone application the #1 branded mobile application of the year. Mr. Concors serves on the board of Bibliotheca and Punchh.

Mr. Concors graduated from the University of Texas-Arlington and earned his MBA from the University of Tennessee.

MATT ACKLEY Chief Marketing Officer Age: 54
An engineer by trade, Matt Ackley has led product development and marketing organizations for a number of major brands, such as eBay and Google — known disrupters of traditional industries. In his seven-plus years at eBay, Ackley focused on revenue and demand generation, including strategic partnerships, seller tools, developer platforms, and internet marketing and advertising, where he was the Vice President of that group for five years from 2006 to 2011.

Ackley's tenure at eBay and his expertise in understanding online marketplaces was focused on driving value for both sellers and buyers. After eBay, Ackley was Managing Director, Media and Platform Market Development at Google from 2011 to 2012. At Google he focused on product marketing and strategic development activities for Google's search and online advertising products such as DoubleClick Search, Google Analytics and YouTube.

Now at Ritchie Bros., Ackley is the Chief Marketing Officer and is responsible for core digital activities across the company's brands, having been appointed to that role in September of 2019. From June 2017 to August 2019, Ackley was SVP, Product Management & Digital Marketing. Prior to Ritchie Bros.’ acquisition of IronPlanet in 2017, Ackley was the Chief Marketing Officer for IronPlanet.

Ackley has an M.B.A. from Harvard and a B.S. in Biomedical Engineering and Electrical Engineering from Duke University.

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INFORMATION CONCERNING OUR EXECUTIVE OFFICERS
KEVIN GEISNER Chief Strategy Officer Age: 52
Kevin Geisner was appointed as Chief Strategy Officer, effective August 10, 2020, responsible for Corporate Strategy and Corporate Development. Kevin brings leadership experience from his most recent role as Chief Strategy Officer of Abra Auto Body and Glass from 2017 to 2019. Prior to Abra, he was the Senior Manager for Analytics and Business Management at Amazon from 2016 to 2017. Over his career, he has held a diverse set of roles across strategy consulting, marketplaces, aerospace, entertainment, and finance including roles at McKinsey and Company, Amazon, Xbox (Microsoft), Lockheed Martin, and General Electric.

Mr. Geisner holds an MBA with High Distinction from Harvard Business School and Master of Science degrees in Engineering Management and Electrophysics from Drexel University.

DARREN WATT SVP, General Counsel & Corporate Secretary Age: 50
Darren Watt joined the Company in 2004 as in-house legal counsel. In 2012, Mr. Watt was promoted to Vice President Legal Affairs, and in 2013 was appointed General Counsel and Corporate Secretary, and also assumed the role of VP Corporate Development until the subsequent establishment of a distinct corporate development team in 2015, at which point Mr. Watt resumed his focus on legal matters. Mr. Watt was promoted to Senior Vice President and General Counsel in 2016. Prior to joining the Company Mr. Watt practiced with McCarthy Tétrault LLP from 1998 to 2004 as an Associate lawyer in the area of Corporate Finance & Securities.

Mr. Watt is a member of the Law Society of British Columbia and holds a Law Degree from the University of British Columbia, as well as an Honours Bachelor of Arts degree (International Relations) from the University of Toronto.

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CORPORATE GOVERNANCE
Overview
The Board and the Company believe that excellent corporate practices are essential for the effective and prudent operation of the Company and for enhancing shareholder value. The Board’s Nominating and Corporate Governance Committee is
responsible for reviewing and, if deemed necessary, recommending changes to the Company’s corporate governance practices.
Structure and Members of the Board
The Company’s articles require the Board to have at least three and no more than ten directors and provide that the Board is authorized to determine the actual number of directors within that range. The current Board is comprised of the following ten directors:
•	Erik Olsson
•	Ann Fandozzi
•	Beverley Briscoe
•	Christopher Zimmerman
•	Robert G. Elton
•	Sarah Raiss
•	Amy Guggenheim Shenkan
•	J. Kim Fennell
•	Adam DeWitt
•	Lisa Hook
Independence of the Directors
The Board is comprised of a majority of independent directors as defined under the applicable rules of the NYSE and National Instruments 58-101 (“NI 58-101”) and 52-110 (“NI 52-110”) adopted by the Canadian Securities Administrators. The NYSE listing standards provide that no director qualifies as “independent” unless the Board affirmatively determines that such director has no material relationship with the Company and NI 58-101 and NI 52-110 provide, in effect, that an independent director is a person that has no direct or indirect “material relationship” with the Company (defined to mean a relationship which could in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment). The NYSE listing standards and NI 52-110 set forth specific categories of relationships that disqualify a director from being independent.
The Board has reviewed the independence of each director and considered whether any director has a material relationship with the Company. The Board’s independence determination was based on information provided by the directors. As a result of this review, the Board affirmatively determined that Erik Olsson, Beverley Briscoe, Robert G. Elton, J. Kim Fennell, Amy Guggenheim Shenkan, Sarah Raiss, Christopher Zimmerman, Adam DeWitt and Lisa Hook, representing all nine of the non-executive directors, are independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110. Ms. Fandozzi is not considered independent given her employment as CEO of the Company. The Board has further determined, based on information provided by them, that Mahesh Shah and Carol Stephenson would be independent within the meaning of the applicable rules of the NYSE and NI 58-101 and NI 52-110 if elected to the Board. There were no undisclosed transactions, relationships or arrangements that required consideration by the Board for purposes of determining director independence in 2021.

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Meetings of the Board and Board Member Attendance at Annual Meeting
In the year ended December 31, 2021, the Board held 11 meetings, comprised of regularly scheduled quarterly meetings as well as a number of supplemental meetings. Agenda and materials in relation to Board and Board committee meetings are generally circulated to directors for their review in advance of meetings. The following table presents information about attendance by directors at Board and committee meetings for the year ended December 31, 2021. Each of our incumbent directors attended all meetings of the Board of Directors. All directors are invited to attend Audit committee meetings, regardless of whether they are members. Ms. Fandozzi routinely attends Audit, Compensation and Nominating and Corporate Governance Committee meetings in an ex-officio capacity. Mr. Olsson attends Audit and Compensation Committee meetings in an ex-officio capacity.
Director	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Nominating and Corporate Governance Committee Meetings
Erik Olsson(1)	11	—	—	5
Ann Fandozzi	11	—	—	—
Beverley Briscoe(2)	11	12	—	—
Christopher Zimmerman(1)	11	—	—	5
Robert G. Elton(2)(3)	11	12*	20	—
Sarah Raiss(1)(3)	11	—	20*	4(5)
Amy Guggenheim Shenkan(1)(2)	11	12	—	5*
J. Kim Fennell(3)	11	—	20	—
Adam DeWitt(2)	11	12	—	—
Lisa Hook(3)(4)	2(4)	—	5(4)	—
Total Meetings held in 2021	11	12	20	5
*	Indicates Director is Chair of the Committee.
(1)	Member of the Nominating and Corporate Governance Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)	Ms. Hook joined the Board and the Compensation Committee on November 1, 2021
(5)	Ms. Raiss joined the Nominating and Corporate Governance Committee on May 6, 2021
In addition, the independent directors met immediately before or following each of the above-referenced board meetings, holding 11 meetings and several information sessions in 2021 without management present. These meetings were chaired by the Board Chair.
Board members are encouraged but not required to attend the annual general meeting of shareholders. All directors serving at such time attended the 2021 Annual Meeting of shareholders.
Independent Chair
Erik Olsson is the current Board Chair and is an independent director. Under the description of the position adopted by the Board, the Board Chair is responsible for overseeing the management, development and effective performance of the Board, and taking all reasonable measures to ensure that the
Board fully executes its mandate and that directors clearly understand and respect the boundaries between the Board’s and management’s responsibilities. See also “— Board Leadership Structure” on page 32 and “— Director Term Limits and Board Renewal” on page 30.

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Board Mandate
The mandate of the Board is to supervise management of the Company and to act in the best interests of the Company and its shareholders. The Board acts in accordance with its formal mandate and:
•	the CBCA;
•	the Company’s articles and by-laws;
•	the Company’s Code of Business Conduct and Ethics;
•	the charters of the Board committees, including the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee;
•	the Company’s Corporate Governance Guidelines; and
•	other applicable laws and Company policies.
The Board or its designated committees approve significant decisions that affect the Company and its subsidiaries before they are implemented. The Board or a designated committee oversees the implementation of such decisions and reviews the results.
The Board meets with the CEO and other executive officers of the Company from time to time to discuss and review internal measures and systems adopted by the management to ensure a culture of integrity throughout the organization.
The Board is involved in the Company’s strategic planning process. The Board is responsible for reviewing and approving strategic initiatives, taking into account the risks and opportunities of the business. Management updates the Board on the Company’s performance in relation to strategic initiatives at least quarterly. Management undertakes an annual strategic planning process, with regular Board involvement in the process and review and approval of the resulting strategic plan. During 2021, there were 11 meetings of the Board. The frequency of meetings and the nature of agenda items change depending upon the state of the Company’s affairs.
The Board is responsible for overseeing the identification of the principal risks of the Company and ensuring that risk management systems are implemented. The principal risks of the Company include those related to the Company’s underwritten business, ability to sustain and manage growth, its reputation and industry. The Board ensures that the Company adopts appropriate risk management practices, including a comprehensive enterprise risk management program, and the Board regularly reviews and provides input on the same. See also the discussion under “— Board’s Role in Risk Oversight” on page 33.
The Board is responsible for the selection and performance of the CEO, and the appointment of other executive officers.
The Nominating & Corporate Governance Committee is responsible for developing guidelines and procedures for selection and long-range succession planning for the CEO. See the discussions under “— Executive & Chief Executive Officer Succession Planning” on page 29.
The Board reviews all the Company’s financial communications, including annual and quarterly reports. The Company communicates with its stakeholders through a number of channels including its website. The Board oversees the Company’s disclosure policy, which requires, among other things, the accurate and timely communication of all material information as required by applicable law.
The Audit Committee meets regularly to review reports from management of the Company and discuss specific risk areas with management and the external auditors. The Board, through the Audit Committee, oversees the effectiveness and integrity of the Company’s internal control processes and management information systems. The Audit Committee also directly oversees the activities of the Company’s external auditors. The Company’s Disclosure Committee reports to the Audit Committee on a quarterly basis on the quality of the Company’s internal control processes.
The Nominating and Corporate Governance Committee is responsible for reviewing the governance principles of the Company, recommending any changes to these principles, and monitoring their disclosure. This committee is responsible for the report on corporate governance included in the Company’s Proxy Statement. Through industry forums and access to professional advisors, the committee keeps abreast of best practices to ensure the Company continues to carry out high standards of corporate governance. The Board has adopted Corporate Governance Guidelines, which are available on our website at investor.ritchiebros.com
As provided in the Company’s Corporate Governance Guidelines, the Board, with the assistance of the Nominating and Corporate Governance Committee, determines from time to time the number of directors on the Board, within a range specified in the Company’s charter documents. The Board believes that given the size and scope of the Company, the Board should include at least nine directors.
The Board believes that the current membership of the Board, and the membership of the Board subsequent to the Meeting, reflects appropriate experience and an appropriate number of unrelated and independent directors, and permits the Board to operate in an efficient manner. As described below, in February 2015 the Board adopted a diversity policy (the “Diversity Policy”), including a target for the number of women on the Board.

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Position Descriptions
The entire Board is responsible for the overall governance of the Company. Any responsibility that is not delegated to senior management or a Board committee remains with the entire Board. The Board has adopted position descriptions for the CEO and the Board Chair. The charters of the committees of the Board are considered to be position descriptions for the chairs of the committees. The CEO position description was reviewed and revised in connection with the process of hiring Ms. Fandozzi. The CEO has overall responsibility for all Company operations, subject to Board oversight.
The Board reviews and approves the corporate objectives for which the CEO is responsible and such corporate objectives form a key reference point for the review and assessment of the CEO’s performance.
The Board has defined the limits to management’s authority. The Board expects management, among other things, to:
•	set the appropriate “tone at the top” for all employees of the Company;
•	implement effective succession planning strategies and provide for development of senior management;
•
review the Company’s strategies and their implementation in all key areas of the Company’s activities, provide relevant reports to the Board related thereto and integrate the Board’s input into management’s strategic planning for the Company;

•	carry out a comprehensive planning process and monitor the Company’s financial performance against the annual plan approved by the Board; and
•
identify opportunities and risks affecting the Company’s business, develop and provide relevant reports to the Board related thereto and, in consultation with the Board, implement appropriate mitigation strategies.

Orientation and Continuing Education
All new directors receive a comprehensive information package, which includes a record of historical public information about the Company, a copy of the Company’s Code of Business Conduct and Ethics, the mandate of the Board and the charters of the Board committees, and other relevant corporate and business information and securities filings. In addition, the Company’s orientation for directors involves meeting with the Board Chair, CEO and senior management of the Company for an interactive introductory discussion about the Company, its strategy and operations, providing the directors with an opportunity to ask questions. New directors are also expected to attend as an observer at least one meeting of each Board committee during their first year. All directors are also encouraged to meet with management informally, visit auction sites and other Company offices and facilities, and attend “town hall” meetings on a periodic basis.
Senior management makes regular presentations to the Board on the main areas of the Company’s business and updates the Board quarterly on the Company’s financial and operating performance. External subject matter experts are also invited to make presentations to the Board on emerging topics of interest on a periodic basis, and during 2021 the Company instituted a regular Board “Speaker Series” in furtherance of this objective. Periodically, directors tour the Company’s various facilities and attend Company auctions.
Directors are encouraged to take relevant professional development courses at the Company’s expense, and at times, the Company also recommends appropriate courses and conferences and encourages directors to attend. The Company maintains, at its expense, individual memberships for all directors with the National Association of Corporate Directors (“NACD”) and the Institute of Corporate Directors (“ICD”) and a number of directors have attended training courses offered to members of these institutions. All directors subscribe to and make regular use of the reference materials provided by these organizations. The Company also canvases the directors on an annual basis to determine what courses or training each of them has attended during the past year.

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CORPORATE GOVERNANCE
Current Directors’ Continuing Education During 2021
Significant training events for 2021 included:
Date	Presented/ Hosted By	Topic/Description	Attendees
April 7, 2021	Speaker Series	Rouse Appraisal Services	Entire Board of Directors
June 7, 2021	Speaker Series	Ritchie Bros. Customer Insights	Entire Board of Directors
July 27, 2021	Speaker Series	SOX Education Session	Entire Board of Directors
September 27, 2021	Speaker Series Hosted by Bain & Company	M&A Best Practices	Entire Board of Directors
Throughout 2021	Numerous Webinars, conferences and internal and external discussions
Various members of the Board attended a number of webinars, conferences and engaged in a number of discussions amongst themselves and other corporate directors on COVID-19 related topics, ESG, cyber security related topics, M&A, shareholder activism, digital transformation, corporate governance, diversity, risk oversight, crisis management, organizational health, workforce strategies, workplace culture, executive compensation, and artificial intelligence.
Various Board Members
Code of Business Conduct and Ethics
The Board has adopted a Code of Business Conduct and Ethics, applicable to all directors, officers and employees, the full text of which can be found on our website at investor.ritchiebros.com. Any shareholder may request a paper copy, free of charge, of the Code of Business Conduct and Ethics by making such request in writing to Ritchie Bros. Auctioneers Incorporated, Attention: Corporate Secretary, 9500 Glenlyon Parkway, Burnaby, British Columbia, V5J 0C6, Canada.
The Board and management review and discuss from time to time the effectiveness of the Code of Business Conduct and Ethics and any areas or systems that may be further improved. The Company performs a Code of Business Conduct and Ethics compliance review on an annual basis, and seeks annual confirmation of understanding of and adherence to the Code from all employees throughout the Company and from directors. The Company, through directors’ and officers’ questionnaires and other systems, gathers and monitors relevant information in relation to potential conflicts of interest that a director or officer may have.
No material change report has been filed that pertains to any conduct of a director or executive officer that constitutes a departure from the Code of Business Conduct and Ethics.
The Company complies with the relevant provisions under the CBCA that deal with conflict of interest in the approval of agreements or transactions, and the Code of Business Conduct and Ethics sets out additional guidelines in relation to conflict of interest situations. Specifically, the Code of Business Conduct and Ethics includes provisions requiring disclosure and avoidance of conflicts of interest where personal interests interfere, or appear to interfere, with the Company’s business responsibilities, including doing business with family members, accepting outside employment, using corporate opportunities for personal benefit, holding interests in outside organizations that impact the Company and regarding the Company not providing corporate loans or extending credit guarantees to or for the personal benefit of directors or officers.
The Company was founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct and doing what is right. Employees are regularly reminded about their obligations in this regard and senior management demonstrates a culture of integrity and monitors employees by being closely engaged with the active operations of the business.
The Company has implemented procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or reports of wrongdoing or violations of the Code of Business Conduct and Ethics.
Exemptions or waivers from our Code of Business Conduct and Ethics may only be granted by formal approval of senior management and/or the Audit Committee. The Company will

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publish any waivers of the Code of Business Conduct and Ethics for an executive officer or director on our website. The Company had no such waivers in 2021. Further, during 2021, the Company had no transactions where the policies and procedures summarized above required review, approval, or ratification, or where such policies and procedures were not followed.
Shareholder and Other Interested Party Communications to the Board
In furtherance of its commitment to engaging in constructive and meaningful communication with shareholders, the Company has adopted a formal Shareholder Engagement Policy in order to promote open and sustained dialogue with shareholders and other interested parties in a manner consistent with the Company’s disclosure controls and procedures. The Policy outlines topics which are considered suitable for Board-Shareholder communication, including:
•	Board structure and composition
•	Board performance
•	Chief Executive Officer performance
•	Executive compensation philosophy and structure
•	Executive succession philosophy, process and oversight
•	Corporate governance practices and disclosures
•	Board involvement in strategy development and oversight
•	Risk management oversight
Shareholders and other interested parties may initiate communications with the Board by directing their questions or concerns to the independent directors through the Board Chair c/o the Corporate Secretary, Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, B.C. V5J 0C6 or email to chairman_of_the_board@rbauction.com.
All relevant correspondence, with the exception of solicitations for the purchase or sale of products and services and other similar types of correspondence, will be forwarded to the Chair. Purely for administrative purposes, correspondence to the Chair may be opened or viewed by the Company’s Corporate Secretary. A copy of the Company’s Shareholder Engagement Policy is available on the Company’s website at investor.ritchiebros.com.
Executive & Chief Executive Officer Succession Planning
The Board is responsible for ensuring that the Company has an appropriate organizational structure in place, including a CEO and other key executives who have the skills and expertise to ensure the effective management of the Company. The Board is supported in this function by the Compensation Committee which is responsible for ensuring that management has a robust process in place for CEO and senior executive succession planning. Succession planning may incorporate the consideration of recruitment of external candidates as well as internal candidates, depending on the evolving needs of the business.
Under the oversight of the Compensation Committee, management has implemented a talent review process building on the Company’s annual performance management process. This process, in addition to identifying the high-potential and high-performing talent, assists management to review succession plans at key levels and establish development plans for key talent. This process is the basis for enterprise succession planning and will continue to evolve in the coming years with the aim of ensuring that the Company has the appropriate level of executive bench strength necessary to drive growth and ensure long-term profitability. The succession plan for the CEO and other key executive roles is formally reviewed with the full board once a year, and there are further periodic discussions of talent progression throughout the year. In addition to ordinary course CEO succession planning, the Company’s Nominating & Corporate Governance Committee, in consultation with the CEO, also implements a succession plan to address unanticipated emergency situations. The emergency succession plan is reviewed annually.
The Board encourages senior management to participate in professional and personal development activities, courses and programs, and supports management’s commitment to training and developing its employees with a special focus on areas of strategic importance.
Board Evaluations and Director Assessments
The Board has an annual assessment process for the Board, its committees, and individual directors. The process is administered by the Nominating and Corporate Governance
Committee, and the results of each annual assessment are shared with all directors. The process considers Board and committee performance relative to the Board mandate or

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relevant committee charters, as appropriate, and provides a mechanism for all directors to individually and confidentially assess and provide comments on Board, committee and Board Chair performance, as well as a self-assessment of individual director performance. As part of these evaluations, the directors will provide their assessments of the effectiveness of the Board, the Board Chair, themselves as individual Board members, and the committees on which they serve. The Board also periodically performs a peer-to-peer review as part of its continuing effort to advance and refine its assessment process, with the most recent peer-to-peer review taking place in February 2019. The Board as a whole will review the individual committee assessments, and the Chair will review individual members’ self-evaluations and peer reviews with them, along with any other ideas for improvement. The Board may, at its discretion, engage an independent corporate governance expert to gather, organize and/or summarize the individual assessments for discussion with the Board and the committees.
In 2020, the Board engaged Watson, Inc., an independent third party consultant specializing in corporate governance, to conduct a formal evaluation of the Board and its activities, with key objectives of assessing the way the Board functions and carries out its governance responsibilities and identifying opportunities to enhance governance in a way that would have a direct impact on the company’s performance and its ability to meet strategic goals. As part of such process, feedback was gathered from all directors and select members of management via a confidential survey, followed by confidential one-on-one interviews. Watson’s report was delivered to the Board in May 2020, and the Board continues to enhance its practices based on the feedback and recommendations provided.
In 2021, the Board engaged with The Board Institute to conduct its annual board committee evaluations, leveraging the platform to assess and benchmark the effectiveness of such committees, identify key strengths and weaknesses of each committee’s structure, policies and practices and opportunities for enhancement. In January 2022 the Board further utilized The Board Institute’s Protivity Board Risk Oversight Meter to assess and benchmark the strength of the Board’s risk oversight processes.
Director Term Limits and Board Renewal
In February of 2022, the Company amended its Corporate Governance Guidelines to eliminate the previously established mandatory retirement age of 72 for directors. In approving this amendment, the Board considered that the prior mandatory retirement age could result in the arbitrary or premature loss of active directors who are able to continue to make valuable contributions to the overall management, risk oversight and strategic vision of the Company. This amendment also serves to increase the pool of qualified director nominees that could be considered by the Board when it is in the best interest of the Company and its shareholders. After considering these factors, the Board concluded that a specific retirement age was not necessary and may be counterproductive, and that the Company and its shareholders are best served by retaining the flexibility in electing or appointing directors without an age restriction. The Company has determined not to adopt any other formal term limit for the members of the Board, but generally views a term of 10 – 15 years as an appropriate guideline to allow for the development of sufficient continuity and experience on the Board, while also ensuring adequate Board renewal. This guideline is set forth in the Company’s Corporate Governance Guidelines.
With a renewal lens, the Nominating and Corporate Governance Committee reviews the composition of the Board on a regular basis in relation to approved director criteria and skill requirements, experiences and performance of our Board members, to best support our strategy and the long-term success of the Company and shareholder value creation and recommends changes as appropriate to renew the Board.
Representation of Women on the Board and in the Director Identification and Selection Process
The Company has adopted a Diversity Policy and amended the Director Selection Guidelines forming part of the Nominating and Corporate Governance Committee Charter (the “Director Selection Guidelines”) to implement the provisions of such Diversity Policy. The Company values diversity and recognizes the organizational strength, deeper problem-solving ability and opportunity for innovation that diversity brings to the Board. The Company believes diversity is an important element of corporate governance and is good for the business.
Diversity contributes to the achievement of the Company’s corporate objectives. It enables the Company to attract people with the best skills and attributes, and to develop a workforce whose diversity reflects that of the communities in which it operates. The Company’s Diversity Policy and Director Selection Guidelines established, as a measurable objective for improving gender diversity, that at least 25% of the Board be comprised of women. As of March 1, 2022 there are 5 female directors on the Board, representing 50% of the Board. In addition to a candidate’s independence, industry

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knowledge, skills, experience, leadership qualities and other factors, the Nominating and Corporate Governance committee takes into account the diversity objectives set forth in the Diversity Policy and Director Selection Guidelines in selecting candidates for filling nomination and appointment to the Board.
Representation of Women in Executive Officer Appointments
The Company is committed to improving the level of diversity, including the representation of women in executive officer appointments. The Company currently has four female executive officers: Ann Fandozzi, our Chief Executive Officer, Sharon Driscoll, our Chief Financial Officer, Kari Taylor, our Chief Revenue Officer and Carmen Thiede, our Chief People Officer. As of March 1, 2022, women represent 40% of the Company’s executive officers, up from 14.2% in 2016 and up from 0% in 2014.
The Company has not adopted any specific target regarding women in executive positions. The Company believes that it has a balanced and effective approach in its executive selection process and has given emphasis to gender representation in its executive search program. Pursuant to the Company’s Diversity Policy, the Company’s management is responsible for implementing the Diversity Policy, achieving the diversity initiatives established by the Company and reporting to the Board on progress toward and achievement of diversity initiatives. In addition, management has embarked on a process to assess and improve diversity within the organization and will continue to focus on the development of a diversity and inclusion strategy during 2022. Since 2011, the Company has sponsored various leadership development initiatives including the Women’s Go Networking and Mentoring program and the Company’s Women in Leadership program open to all female employees aspiring to leadership roles. In addition, we have sponsored high-potential women to attend external leadership training and the annual Art of Leadership for Women conference.
The Company also recognizes that it is equally important to increase female representation at the mid-management level as these positions are the Company’s pipeline for future executive officer roles. As such, the Company has continued to focus on recognizing high-potential women in our organization and, as a result, female representation at the Company’s mid-management level and above has increased. In order to implement this initiative, the Company has:
•	established a global diversity and inclusion function supported by executive officers to anchor diversity and inclusion in the business strategy and to connect talent strategies;
•
structured a women’s employee resource group to implement Company-wide innovative diversity initiatives relating to women. These initiatives provide networking, training, development and mentoring opportunities for women to realize opportunities for personal and professional growth, and further develop confidence in leadership roles;

•
provided gender intelligence training to employees at director level and above to identify conscious and unconscious biases, with the aim of enhancing their appreciation of the value of diversity for the Company’s shareholders, customers, employees and the communities we serve;

•
developed a career website and recruiting collateral to include representation of the Company’s diverse workforce which demonstrates our commitment to diversity and inclusiveness. The talent acquisition team was trained on diversity recruiting tactics and the Company ensures female candidates are identified and interviewed during the recruiting process;

•
developed its talent management strategy to ensure diversity and inclusion integration into every aspect of its programs including succession planning, leadership development, learning, and identification and development of high potential talent using 360-degree assessments and coaching; and

•
fosters and supports the Women’s L.I.N.K. Program (Lead.Inspire.Network.Know), a global initiative to support women within the Company and further strengthen our core value of being a diverse and inclusive global organization to drive innovation through diversity of thought, gender, nationality and ethnicity.

The Company’s management believes these initiatives and efforts will ensure a pipeline of diverse candidates and improve representation of women to be considered when making leadership and executive officer appointments. The Company is committed to providing an environment in which all employees are treated with fairness and respect, and have equal access to opportunities for advancement based on skills and aptitude.

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Group	Representation of Women in Total Group	Representation of Women as a % of Total Group
Executive Officers	4 of 10	40%
Vice President or above	13 of 64	20%
Director or above	24 of 129	19%
Other Designated Groups
The Diversity Policy requires the Company to establish specific diversity initiatives and targets with the aim of progressing towards achieving such initiatives and targets. The Board recognizes the value that diversity brings to both the boardroom and workplace. As such, the Board proactively monitors the Company’s performance in terms of meeting the standards outlined in the Diversity Policy. This includes an annual review of any diversity initiatives or targets established by the Company, and progress in achieving them.
The Board and the Nominating and Corporate Governance Committee consider diversity in the broadest sense, including individuals from designated groups (as such term is defined in the Employment Equity Act (Canada) (the “Designated Groups”), in selecting potential director candidates and candidates for executive positions. The Board and the Nominating and Corporate Governance Committee consider the representation of the Designated Groups in identifying and nominating director candidates and candidates for executive positions in a variety of ways, including by actively seeking these candidates for inclusion in its list of potential candidates for future vacancies on the Board and appointments to executive positions. The Nominating and Corporate Governance Committee assesses the effectiveness of the diversity policy by periodically reviewing the skills, expertise and background of each of the existing members of our Board.
While the Company has adopted a target for women representation on the Board, the Company, at this time, has not adopted any specific targets for other types of diversity within the Designated Groups for Board positions or executive positions.
The Company believes that it is a combination of the skills, experience and character of an individual that are the most important qualities in assessing the value that such individual can bring to the Board or to their executive position. To the knowledge of the Company, none of the Company’s directors self-identify as being an Indigenous person or a member of a visible minority. One of the Company’s executive officers identifies as being a member of a visible minority and one of the Company’s directors identifies as having a disability.
We invited employees worldwide to participate in roundtable discussions about bias, racism and how we can make our doors more open to people of color. Employee volunteers representing 5 countries, 3 Canadian provinces and 14 U.S. states formed a Black Lives Matter Employee Resource Group in 2020 as we continued our diversity and inclusion journey by looking critically at our workplace and asking ourselves some difficult questions about diversity, inclusion and racial justice. We hope this is the first of many additional grassroots efforts to support our employees’ diverse needs. We prioritized education, recruitment, development and advancement of diverse team members as our actions.
In 2021, we developed a framework to support additional Employee Resource Groups (“ERGs”) that meet our employees’ diverse needs resulting in the creation of two new groups. The Pride (LGBTQ+) ERG fosters a welcoming and inclusive workplace for lesbian, gay, bisexual, transgender, queer or questioning, and nonbinary (LGBTQ+) employees.
The SERVE (Military) ERG embraces our proud community of military service member and Veteran colleagues, including colleagues who have family members who have served or are serving, by building awareness and providing resources to past or present military service members and their families.
The framework will be used in the future to establish additional ERGs as employee interest emerges.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines addressing, among other things, Board and management roles, Board functions and responsibilities, director qualifications, director independence, Board structure and performance evaluations. The guidelines are available on our website at investor.ritchiebros.com.
Board Leadership Structure
The Board does not have a formal written policy regarding the separation of the roles of CEO and Board Chair; however, the Board believes that separating the Board Chair and CEO positions is the most effective leadership structure for the

2022 PROXY STATEMENT

CORPORATE GOVERNANCE
Company. This structure allows the Board Chair to focus on the effectiveness of the Board while the CEO focuses on executing the Company’s strategy and managing the Company’s operations and performance.
As required under the Corporate Governance Guidelines, the Board holds at least four scheduled meetings each year of the non-executive directors without management present.
Additional executive sessions may be held from time to time as required. Mr. Olsson, as independent Board Chair, presides at executive sessions. The non-executive directors met either immediately before or following each meeting of the Board, holding 11 meetings and several information sessions in 2021 without management present.
Board’s Role in Risk Oversight
The Board oversees the Company’s enterprise risk management program, which focuses on the identification, assessment and mitigation of risks associated with achievement of the Company’s strategic objectives. Principal risks are identified and evaluated relative to their potential impact and likelihood of occurrence, including consideration of mitigating activities.
The Company’s annual risk assessment process is linked to the annual strategic planning process, with periodic updates conducted to identify potential emerging risks, such as those associated with major business decisions, key initiatives and external factors. The Company’s enterprise risk management program is overseen at the senior executive level in conjunction with the Company’s risk management and internal audit group. Reports on principal risks and mitigation strategies are reviewed by the Company’s executive officers, the Audit Committee and the Board.
Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees.
The Board has primary responsibility for oversight of the enterprise risk management program. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Board is responsible for overseeing the Company’s activities with respect to the identification, assessment and mitigation of cybersecurity and technology risks. The Audit Committee is responsible for reviewing, including with management and the Company’s independent auditor, if appropriate, the guidelines and policies with respect to risk assessment and risk management, specifically the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for compensation risk and accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk taking by the Company’s executive officers.
Compensation Committee Interlocks and Insider Participation
There were no compensation committee or board interlocks among the directors during 2021.

 2022 PROXY STATEMENT

BOARD COMMITTEES
Audit Committee and Audit Committee Financial Expert
The Audit Committee oversees the Company’s corporate accounting and financial reporting processes and the audits of its financial statements. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Robert G. Elton, Amy Guggenheim Shenkan, Adam DeWitt and Bev Briscoe. Mr. Elton is Chair of the Audit Committee. All committee members qualify as independent directors for audit committee purposes under the applicable NYSE listing standards, SEC rules and NI 52-110. The Board has determined that all current members of the Audit Committee are “financially literate” as interpreted by the Board in its business judgment. The Board has further determined that Mr. Elton qualifies as an audit committee “financial expert,” as defined in the applicable rules of the SEC. The Audit Committee held 12 meetings during 2021. Each of our incumbent directors on the Audit Committee attended all meetings of the committee that occurred following the time of their appointment to the committee.
Information regarding the relevant education and experience of the members of the Audit Committee, as required under NI 52-110, is disclosed, under “Proposal One: Election of Directors — Information Concerning the Nominees to the Board of Directors”.
The Audit Committee Charter establishes the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis and, if appropriate, proposes changes to the Board. The Audit Committee Charter was most recently updated in February 2022. The Audit Committee Charter is available on our website at investor.ritchiebros.com. For further information on our Audit Committee and related matters, including the Report on Audited Financial Statements, see “Proposal Two: Appointment of Ernst & Young LLP” on page 42.
The Audit Committee meets periodically with our independent accountants and management to review the scope and results of the annual audit and to review and discuss our financial statements and related reporting matters prior to the submission of the financial statements to the Board. In addition, the committee meets with the independent auditors on at least a quarterly basis to review and discuss the annual audit or quarterly review of our financial statements.
Compensation Committee
The Board has established a Compensation Committee, the current members of which are Robert G. Elton, J. Kim Fennell, Sarah Raiss and Lisa Hook. Ms. Raiss is Chair of the Compensation Committee. The Board has determined that the current committee members qualify as independent directors for compensation committee purposes under the applicable NYSE standards, SEC rules and NI 58-101 and a non-employee director under the SEC rules. The Compensation Committee held 20 meetings during 2021.
The Compensation Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in February 2022. A copy of the charter is available on our website at investor.ritchiebros.com.
The Compensation Committee, acting pursuant to its charter is responsible for, among other matters:
•	recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, and overseeing the implementation of such compensation policies and programs;
•
reviewing and approving corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining, or recommending to the independent directors of the Board, the CEO’s compensation based on this evaluation at least annually;

•	reviewing and approving the CEO’s recommendations regarding annual compensation for the Company’s other executive officers;
•	considering the implications of the risks associated with the Company’s compensation policies, practices and programs and reporting to the Board annually regarding such considerations; and
•
reviewing and recommending to the Board for its approval and, where required, submission to the Company’s shareholders, annual and long-term incentive and equity-based compensation plans for the Company’s executive officers and others, relevant changes to such plans, and overseeing the administration of such plans.

2022 PROXY STATEMENT

BOARD COMMITTEES
The Compensation Committee’s charter allows the committee to form and delegate authority to subcommittees and to delegate authority to one or more designated members of the Board or Company officers, provided that any such delegation complies with all applicable laws, regulations and stock exchange rules. See “Compensation Discussion and Analysis” on page 52 for additional discussion regarding the process and procedures of the Compensation Committee with respect to compensation.
Nominating and Corporate Governance Committee
The Board has established a Nominating and Corporate Governance Committee, the current members of which are Erik Olsson, Amy Guggenheim Shenkan, Christopher Zimmerman and Sarah Raiss. Ms. Guggenheim Shenkan is Chair of the committee. The Board has determined that the current committee members each qualify as an independent director for nominating and corporate governance committee purposes under the applicable NYSE standards and NI 58-101. The committee held 5 meetings during 2021.
The Nominating and Corporate Governance Committee reviews and assesses its charter at least annually and, if appropriate, proposes changes to the Board. The charter was most recently updated in February 2022. The charter is available on our website at investor.ritchiebros.com.
The Nominating and Corporate Governance Committee, acting pursuant to its charter, serves the following purposes:
•	to address Board succession issues and identify individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•	to select and recommend to the Board director and committee member candidates;
•
to develop, update as necessary and recommend to the Board corporate governance principles and policies applicable to the Company, including the Corporate Governance Guidelines, and to monitor compliance with such principles and policies;

•	to oversee the evaluation of the Board;
•	to facilitate and encourage director orientation and continuing education;
•	to review and recommend to the Board annual Board compensation;
•	to review and recommend for the Board’s approval annual director and officer insurance policies; and
•	oversee succession planning for the CEO.
Annually, the Nominating and Corporate Governance Committee follows a process designed to consider the election of directors, in accordance with the guidelines articulated in its charter and the Company’s Corporate Governance Guidelines, including, if applicable, to seek individuals qualified to become new Board members for recommendation to the Board to fill any vacancies. In assessing the qualification of a candidate, the committee adheres to the director selection guidelines set forth in the committee’s charter, which include, among other things:
•	the candidate’s personal and professional ethics, integrity and values;
•	the candidate’s training, experience and ability at making and overseeing policy in the business, government or education sectors;
•
the candidate’s willingness and ability to devote the required time and effort to fulfill effectively the duties and responsibilities related to Board and committee membership, the candidate’s willingness and ability to serve on the Board for multiple terms, if nominated and elected; and

•	the candidate’s independence under SEC, Canadian securities laws or applicable stock exchange rules on independence.
The Nominating and Corporate Governance Committee believes that having directors with, among other things, relevant professional experience, industry knowledge, functional skills and expertise, geographic experience and exposure, leadership qualities and public company board and committee experience is beneficial to the Board as a whole. Directors with such backgrounds can provide a useful perspective on significant risks and competitive advantages and an understanding of the challenges the Company faces. The committee monitors the mix of skills and experience of directors and committee members to assess whether the Board has the appropriate tools to perform its oversight function effectively. With respect to nominating existing directors, the committee reviews relevant information available to it and assesses their continued ability and willingness to devote the required time and effort to serve as a director, taking into consideration any other engagements they may have, including any other public boards on which they serve. The committee also assesses each person’s contribution in light of the mix of skills and experience the committee deems appropriate for the Board. The Nominating and Corporate Governance Committee takes into account the diversity objectives set forth in the Diversity Policy and Directors Selection Guidelines discussed below in addition to the relevant skills and experience required by the Board, in selecting candidates for filling Board vacancies and changing its composition.

 2022 PROXY STATEMENT

BOARD COMMITTEES
With respect to considering nominations of new directors, including nominations by shareholders, the Nominating and Corporate Governance Committee identifies candidates based upon the criteria set forth above and in its charter. The committee reviews selected candidates and makes a recommendation to the Board. The committee may also seek input from other directors or from senior management when identifying candidates. There are no specific minimum qualifications required for nominees.
The Nominating and Corporate Governance Committee has the responsibility for establishing corporate governance guidelines and overseeing the evaluation and effectiveness of the Board as a whole, as well as the committees of the Board and the contribution of individual directors. The committee maintains and updates from time to time an inventory of the competencies, capabilities and skills of current non-executive Board members. The following matrix is used as a reference tool for the ongoing assessment of Board composition, to ensure that desired skills and attributes are considered as new Board members are being assessed and to identify any gaps in the competencies that are required to successfully advance the overall strategy of the Company.
	General Business Skill							Functional Experience
Name	Large Organization Experience	CEO Experience	Overseas Experience	Accounting Expertise	Employee Recruitment & Development	Environmental, Health & Safety	Financial / Investment	IT, Software, Infrastructure & Security	Marketing	Organizational Structure	Sales	Strategic Planning	Commercial Equipment Industry	Digital Transformation
Erik Olsson	•	•	•	•	•	•	•			•	•	•	•
Christopher Zimmerman	•	•			•				•	•	•	•
Robert Elton	•	•	•	•	•	•	•	•				•
Sarah Raiss	•		•		•	•	•	•		•		•
Adam DeWitt	•			•	•		•	•	•	•	•	•		•
Lisa Hook	•	•			•		•	•	•	•	•	•		•
Mahesh Shah	•				•	•		•	•	•	•	•	•	•
Carol Stephenson	•	•			•	•	•	•	•	•	•	•		•
Pursuant to our by-laws, in addition to nomination of directors by or at the direction of the Board, shareholders may nominate director candidates pursuant to and in accordance with the provisions of the Company’s by-laws, which includes advance notice provisions for nominations of directors by shareholders, and of the CBCA. The advance notice provisions in the Company’s by-laws are described under “Shareholder Proposals and Director Nominations” on page 93.
The Nominating and Corporate Governance Committee does not have a formal policy on consideration of recommendations for candidates to the Board from registered shareholders. The Nominating and Corporate Governance Committee believes the evaluation of potential members of the Board is by its nature a case-by-case process, depending on the composition of the Board at the time, the needs and status of the business of the Company, and the experience and qualification of the individual. Accordingly, the Nominating and Corporate Governance Committee would consider any such recommendations on a case-by-case basis in their discretion, and, if accepted for consideration, would evaluate any such properly submitted nominee.
The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. The committee from time to time retains independent consultants to provide advice regarding compensation for the directors of the Company. Please refer to the discussion of director compensation under “Non-Executive Director Compensation” on page 39.
Mahesh Shah and Carol Stephenson, our new director nominees, were identified to the Nominating and Corporate Governance Committee by a third-party search firm. In recruiting Mr. Shah and Carol Stephenson, the Nominating and Corporate Governance Committee retained the search firm Spencer Stuart to help identify director prospects, perform candidate outreach, assist in reference checks, and provide other related services.

2022 PROXY STATEMENT

OTHER MATTERS
Legal Proceedings
We do not currently know of any legal proceedings against us or any of our subsidiaries involving our directors, nominees for director, officers, affiliates or any owner of record or beneficial owners of more than 5% of our common shares or any of their respective associates, or in which any of these persons has a material interest adverse to us or any of our subsidiaries. We do not currently know of any legal proceedings that occurred during the past 10 years that are material to an evaluation of the ability or integrity of any of our executive officers, directors or nominees for director.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, certain officers and persons who own 10% or more of our common shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely upon the Company’s review of SEC filings of such forms and written representations from such persons, the Company believes that during the fiscal year ended December 31, 2021, due to administrative error, each of Beverley Briscoe, Adam DeWitt, Robert Elton, Kim Fennell, Sarah Raiss, Amy Guggenheim Shenkan and Christopher
Zimmerman, filed one Form 4 report late relating to one transaction, each of which related to the DSU dividend equivalents rights, and Kari Taylor filed one Form 4 report late relating to one transaction, which was related to 2019 RSU sign-on grant dividend equivalents rights. Erik Olsson filed two Form 4 reports late relating to two transactions, each of which related to DSU dividend equivalents rights. Matthew Ackley filed two Form 4 reports late relating to two transactions, each of which related to common shares.
Normal Course Issuer Bid
On August 20, 2020 the Company obtained the approval of the TSX to commence a normal course issuer bid (the “NCIB”) beginning on August 24, 2020 and terminating on
August 23, 2021, or such earlier date as the Company may complete the purchases thereunder or as it may otherwise determine. The NCIB terminated on August 23, 2021.

 2022 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
No executive officer, director, or employee or former executive officer, director or employee of the Company or any of its subsidiaries, nor any proposed nominee for election as a director of the Company, nor any associate of any director, executive officer or proposed nominee, is, or at any time since January 1, 2021 has been, indebted to the Company or any of its subsidiaries or indebted to another entity where the indebtedness is subject to a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries either for a purchase of securities or otherwise, other than “routine indebtedness” as defined in Form 51-102F5 adopted by the Canadian Securities Administrators.
Since January 1, 2021, none of our directors, executive officers, nominees for director or beneficial owners of more than 5% of our common shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded $120,000, nor are any such transactions currently proposed.
None of the directors or officers of the Company, no director or officer of a body corporate that is itself an insider or a subsidiary of the Company, no person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercised control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting, no proposed director or nominee for election as a director of the Company and no associate or affiliate of any of the foregoing has or had any material interest, direct or indirect, in any transaction or proposed transaction since January 1, 2021 that has materially affected or would or could materially affect the Company or any of its subsidiaries.
In accordance with its charter, our Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company. To identify any related person transaction, the Company requires each director and executive officer to complete a questionnaire each year requiring disclosure of any prior or proposed transaction with the Company in which the director, executive officer or any immediate family member might have an interest.
In addition, pursuant to our Corporate Governance Guidelines, if any actual or potential conflict of interest arises for a director, the director is expected to promptly inform the Board Chair and the CEO. If a significant conflict exists and cannot be resolved, the director is expected to resign. All directors are expected to recuse themselves from any discussion or decision affecting their personal business or interests.
Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or officers of the Company at any time since January 1, 2021 and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting. Other than as disclosed in this Proxy Statement, none of the directors or officers of the Company, no proposed nominee for election as a director of the Company, and none of the persons who have been directors or officers of the Company at any time since January 1, 2021, were appointed or selected pursuant to an arrangement or understanding between he or she and any other person.
There are no family relationships (by blood, marriage, or adoption, not more remote than first cousin) between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

2022 PROXY STATEMENT

NON-EXECUTIVE DIRECTOR COMPENSATION
The Nominating and Corporate Governance Committee periodically reviews the Company’s director compensation practices and recommends to the Board the form and amount of compensation and benefits for directors. For 2021, the annual retainer paid to non-executive directors, other than the Board Chair and Vice Chair, was $235,000. The annual retainer paid to the Board Chair was $345,000. The Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee received an additional fee of $20,000, $15,000, and $10,000, respectively.
Non-executive directors filing tax returns in jurisdictions outside of Canada are further entitled to reimbursement by the Company for expenses related to obtaining tax advice in connection with their engagement as a director of the Company, up to a maximum of $5,000 per calendar year.
Based on a benchmarking review provided by Meridian Compensation Partners, in November 2020 the Nominating
and Corporate Governance Committee recommended, and the Board approved, effective January 1, 2021, an increase in the annual base retainer paid to non-executive directors, other than the Chair, from $200,000 to $235,000. The additional fee paid to Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee remain unchanged.
Effective January 1, 2021, 55% of the annual Board retainers paid to non-executive directors, including the annual fees paid to the Board Chair (but excluding fees for chairmanship of Board committees) are paid in the form of DSUs. Prior to that, since January 1, 2018, 50% of the annual Board retainers paid to non-executive directors, including the annual fees paid to the Board Chair (but excluding fees for chairmanship of Board committees) were paid in the form of DSUs. Executive directors receive no additional compensation for service on the Board. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 41.
Non-Executive Director Compensation Table
The table below sets out the compensation of the Company’s non-executive directors for the year ended December 31, 2021.
Non-Executive Director	Fees Earned or Paid in Cash ($)(1)	Share-Based Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Erik Olsson	155,250	185,438	25,944	366,632
Beverley Briscoe	105,750	121,938	41,052	268,740
Adam DeWitt	105,750	121,938	1,751	229,439
Robert Elton	129,250	121,938	22,585	273,773
J. Kim Fennell	129,250	121,938	10,484	261,672
Lisa Hook (4)	21,542	—	—	21,542
Sarah Raiss	129,250	121,938	16,277	267,465
Amy Guggenheim Shenkan	129,250	121,938	9,649	260,837
Christopher Zimmerman	129,250	121,938	23,596	274,784
(1)	Represents total fees earned or paid in cash for service on the Board, including annual Board retainer, the annual fee paid to the Board Chair, and to the Committee Chairs.
(2)
The dollar amounts represent the grant date fair value of DSUs granted in 2021, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2021, without taking into account estimated forfeitures. The number of DSUs granted and the fair value on each grant date calculated in accordance with ASC 718 are as follows:

	March 8, 2021 (5)		May 17, 2021		August 16, 2021		November 15,2021		DSUs held as at December 31, 2021
Non-Executive Director	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)	Fair Value ($)	DSUs (#)
Erik Olsson	43,125	786	47,438	745	47,438	797	47,438	683	23,723
Beverley Briscoe	25,000	456	32,313	508	32,313	543	32,313	465	44,897
Adam DeWitt	25,000	456	32,313	508	32,313	543	32,313	465	2,704
Robert Elton	25,000	456	32,313	508	32,313	543	32,313	465	25,070
J. Kim Fennell	25,000	456	32,313	508	32,313	543	32,313	465	10,554
Lisa Hook	—	—	—	—	—	—	—	—	—
Sarah Raiss	25,000	456	32,313	508	32,313	543	32,313	465	12,931
Amy Guggenheim Shenkan	25,000	456	32,313	508	32,313	543	32,313	465	10,554
Christopher Zimmerman	25,000	456	32,313	508	32,313	543	32,313	465	26,157
(3)
All other compensation includes the value of additional DSUs credited to non-executive directors during 2021 corresponding to dividends declared and paid by the Company on common shares during 2021 and reimbursement of expenses for tax advice. The value of such dividend equivalent DSUs was calculated by multiplying the number of such additional DSUs credited by the fair market value of a common share on the date the dividend was paid.

 2022 PROXY STATEMENT

NON-EXECUTIVE DIRECTOR COMPENSATION
(4)	Ms. Hook joined the Board of Directors on November 1, 2021.
(5)
DSUs are awarded quarterly in arrears. The DSU grants are based on the 2021 compensation practices detailed above. For a discussion of DSUs, see “Non-Executive Director Deferred Share Unit Plan” on page 41.

Ownership Guidelines
In January 2012, the Board adopted share ownership guidelines for the non-executive directors of the Company. The Board believes that share ownership aligns the interests of its directors with the interests of the Company’s shareholders, promotes sound corporate governance and demonstrates a commitment to the Company. Effective January 2018, the Board amended its share ownership guidelines for the non-executive directors of the Company to require non-executive directors to hold common shares and/or DSUs with a combined value of not less than five times the cash portion of the annual fixed retainer paid to such directors. Since DSUs must be held until the director retires and as the value of DSUs increase or decrease in lock-step with the price of the Company’s common shares, DSUs reflect a philosophy of aligning the interests of the directors the long term interests of shareholders by tying compensation to share price performance.
The following table sets out the applicable equity ownership guideline and equity ownership for each current non-executive director. It is anticipated that new directors would meet their share ownership requirements within 5 years from the date of appointment.
	Equity Ownership Guideline
Non-Executive Director	Multiple of Retainer	Amount of Retainer ($)	Total Value of Equity Ownership Required ($)	Common Shares (1) (#)	DSUs (2) (#)	Total Value of Equity Ownership (3) ($)	Meets Share Ownership Requirement (4)
Erik Olsson	5x	155,250	776,250	—	23,723	1,395,367	Yes
Beverly Briscoe	5x	105,750	528,750	22,288	44,897	3,951,850	Yes
Adam DeWitt	5x	105,750	528,750	—	2,704	159,047	No (5)
Robert Elton	5x	129,250	646,250	—	25,070	1,474,625	Yes
J. Kim Fennell	5x	129,250	646,250	—	10,554	620,766	No
Lisa Hook	5x	21,542	107,710	—	—	—	No (6)
Sarah Raiss	5x	129,250	646,250	—	12,931	760,605	Yes
Amy Guggenheim Shenkan	5x	129,250	646,250	—	10,554	620,766	No
Christopher Zimmerman	5x	129,250	646,250	6,856	26,157	1,941,804	Yes
(1)	Represents the number of common shares held as of February 10, 2022.
(2)	Represents the number of DSUs and dividend equivalents credited to each non-executive director held as of February 10, 2022.
(3)	The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on February 10, 2022, of $58.82 and includes the value of both common shares and DSUs.
(4)	The share ownership guidelines were implemented in January 2012 and updated in December 2017.
(5)	Mr. DeWitt joined the Board in May 2020 and is anticipated to meet the equity ownership guideline by May 2025.
(6)	Ms. Hook joined the Board in November 2021 and is anticipated to meet the equity ownership guideline by November 2026.

2022 PROXY STATEMENT

NON-EXECUTIVE DIRECTOR COMPENSATION
Non-Executive Director Deferred Share Unit Plan
In 2020, the Board approved amendments to the DSU Plan pursuant to which, in respect of calendar years commencing on or after January 1, 2021, 55% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, will be paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2021, 50% of the annual Board retainer paid to non-executive directors, including the annual fee paid to the Board Chair, was paid in the form of DSUs regardless of a director’s current level of share ownership or whether a non-executive director had satisfied share ownership guidelines. Prior to January 1, 2018, a non-executive director on each quarterly date on which the annual Board retainer for the prior completed calendar quarter was payable could elect to receive a cash payment only if the share ownership guidelines were met.
The annual Board retainer which is payable in the form of DSUs as contemplated in the plan is payable, calculated and credited quarterly in arrears as follows:
•
The number of DSUs credited to a director is calculated by dividing the dollar amount of the portion of the Board retainer to be paid in the form of DSUs by the fair market value of a common share on the date the DSUs are credited, being the volume weighted average price of the Company’s common shares reported by the NYSE for the immediately preceding twenty trading days.

•
DSUs are credited on the 65th day (or the next business day if the 65th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any fourth calendar quarter and DSUs are credited on the 45th day (or next business day if the 45th day is not a business day) after the end of the quarter in relation to the portion of the annual Board retainer payable for any other calendar quarter.

Although DSUs vest immediately upon being granted under the DSU Plan, no amount is payable to the non-executive director holding the DSUs until the director ceases to be a director, following which the director will be entitled to receive a lump sum cash payment, net of any applicable withholdings, equal to the number of DSUs held multiplied by the fair market value of one common share (determined as described above) as of the 24th business day after the first publication of the Company’s interim or annual financial statements and management’s discussion and analysis for the fiscal quarter of the Company next ending following the director ceasing to hold office. Additional DSUs are credited under the DSU Plan corresponding to dividends declared on the common shares. DSUs are considered equivalent to common shares for purposes of determining whether a director is complying with or satisfying share ownership guidelines.

 2022 PROXY STATEMENT

PROPOSAL TWO: APPOINTMENT OF
ERNST & YOUNG LLP
Overview
We are asking our shareholders to appoint Ernst & Young LLP as our auditor until the next annual meeting of the Company and that the Audit Committee be authorized to fix their remuneration. Ernst & Young LLP has been our auditor since April 25, 2013. The Audit Committee is satisfied that Ernst & Young LLP meets the relevant independence requirements and is free from conflicts of interest that could impair their objectivity in conducting an audit of the Company.
To the Company’s knowledge, a representative from Ernst & Young LLP will attend the Meeting to take questions, and the firm will be permitted to make a statement if it so desires.
The affirmative vote of a majority of votes cast by shareholders present or represented by proxy at the Meeting is required for the re-appointment of Ernst & Young LLP as our independent registered public accounting firm. For purposes of this proposal, abstentions will not be counted as votes cast in determining the number of votes necessary for the re-appointment of Ernst & Young LLP as our independent registered public accounting firm.
Fees Billed by Independent Auditors
The fees billed to us by Ernst & Young LLP, our independent auditor, in each of the last two fiscal years are set forth in the following table. All services and fees, including tax service fees, were pre-approved by the Audit Committee.
	Year Ended December 31,
Item	2021 (5)	2020 (5)
Audit Fees(1)	$2,287,707	$1,890,834
Audit-Related Fees(2)	—	—
Tax Fees(3)	$5,664	$40,265
All Other Fees(4)	—	—
Total	$2,293,371	$1,931,099
(1)
“Audit Fees” represents fees billed for the audit of our annual financial statements and review of our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees are billed and paid in Canadian dollars.

(2)
“Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” include fees for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” include all other non-audit services.
(5)	The amounts reported are converted from Canadian dollars to U.S. dollars based on the average Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 for 2021 and CA$1 to US$0.7462 for 2020.
Pre-Approval Policies and Procedures
The Audit Committee Charter provides that the Audit Committee is responsible for the selection, appointment, and retention of the independent auditor, subject to annual shareholder approval, and evaluation and, where appropriate, replacement of the independent auditor. In addition, the Audit Committee approves compensation of the independent auditor. The Audit Committee also has responsibility for pre-approving the retention of the independent auditor for all audit and non-audit services the independent auditor is permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. The Audit Committee is required to pre-approve all non-audit related services performed by the auditors. The Audit Committee’s pre-approval policy outlines the procedures and the conditions pursuant to which permissible services proposed to be performed by the auditors are pre-approved, provides a general pre-approval for certain permissible services and outlines a list of prohibited services. For 2020 and 2021, all of the services related to amounts billed by the Company’s external accountants were pre-approved by the Audit Committee.

2022 PROXY STATEMENT

Recommendation of the Board
The Board recommends a vote “FOR” the the appointment of Ernst & Young LLP as the Company's auditor until the next annual meeting of the Company and the authorization of the Audit Committee of the Board to fix the auditor's remuneration.
Report of the Audit Committee
To the Shareholders of Ritchie Bros. Auctioneers Incorporated:
The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Audit Committee discussed the matters required to be discussed by the Auditing Standard No. 1301. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has also discussed with the independent accountant the accountant’s independence. Based on the review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, management had concluded that based on the existence of material weaknesses, internal control over financial reporting was not effective as of December 31, 2020. The identified material weaknesses were considered by Ernst & Young in determining the nature, timing and extent of audit tests applied in its audit of the Company’s 2020 consolidated financial statements. The identified material weaknesses did not affect Ernst & Young’s financial statement audit report dated February 18, 2021, which expressed an unqualified opinion on the Company’s 2020 consolidated financial statements. Furthermore, there were no adjustments required in the 2020 interim or annual consolidated financial statements or the 2021 interim consolidated financial statements due to these material weaknesses.
In order to address the material weaknesses in internal control over financial reporting, management with oversight and direction from the Audit Committee and the Board of Directors, implemented remediation steps and initiatives in 2021 to remediate the material weaknesses. These efforts have included the following actions:
•	created a Sarbanes Oxley (SOX) Program Steering Committee to oversee the investment in implementing a remediation plan which included engaging a third-party advisor;
•
provided training and a series of learning sessions throughout the year to all geographies to enhance SOX capabilities, particularly over the execution and review of manual journal entry controls and controls within revenue recognition, as well as enhance the understanding of our revenue recognition business processes to drive the design and implementation of improved processes and controls; and

•
increased capacity and resources, including hiring of additional experienced accounting personnel, and implemented new tools and monitoring procedures, improved our controls documentation and design of certain controls, and made changes to certain control owners to enhance accountability and execution of controls.

The Company completed its design, testing and evaluation of the controls impacted by the material weaknesses and found them to be operating effectively, as a result of the remediation steps described above, for a sufficient period of time during the year ended December 31, 2021, and concluded that the material weaknesses have been remediated as of December 31, 2021.
Audit Committee of the Board
Robert G. Elton, Chair
Amy Guggenheim Shenkan
Bev Briscoe
Adam DeWitt

 2022 PROXY STATEMENT

PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Overview
The Board of Directors believes that the Company’s operating success and shareholder value depend on the ability of the Company’s leadership. Accordingly, our executive compensation program is designed to provide a competitive level of compensation necessary to:
•	attract and retain the talent needed to lead a strategic transformation to grow the Company’s business;
•	incent executives and key employees to achieve the Company’s goals, including long-term earnings growth and sustained value creation; and
•	create commonality of interests among management, the Company’s shareholders and other stakeholders.
In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following resolution, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices, as disclosed in this “Compensation Discussion and Analysis” beginning on page 52. Shareholders are currently given an opportunity to cast an advisory vote on this topic annually, with the next shareholder advisory vote after the meeting expected to occur at the 2023 Annual Meeting of Shareholders.
While the final vote is advisory in nature and therefore not binding on us, or our Directors, we value the opinions of all our shareholders and will carefully consider the outcome of this vote when making future compensation decisions for our NEOs.
We encourage our shareholders to read the “Compensation Discussion and Analysis”, which explains specifically how, what and why we pay our executives, and will equip shareholders to cast an informed vote.
Our Board believes that our current compensation program appropriately links executive pay to achievement of corporate goals, properly aligns management and shareholder interests, and is fair, reasonable and competitive relative to market practice. We therefore recommend that shareholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Executive Compensation Tables and the accompanying narrative discussion in the proxy statement of the Company, dated March 15, 2022, is hereby approved.”
Recommendation of the Board
The Board recommends a vote “FOR” the adoption of the above resolution indicating approval of the compensation of the Company’s NEOs.

2022 PROXY STATEMENT

PROPOSAL FOUR: Reconfirmation of the A&R Rights Plan
Overview
At the Meeting, shareholders will be asked to consider, and if deemed advisable, to pass, with or without variation, an ordinary resolution reconfirming the Amended and Restated Shareholder Rights Plan Agreement between the Company and Computershare Investor Services Inc., as rights agent dated February 28, 2019 (the “A&R Rights Plan”). The A&R Rights Plan was approved by the Company’s shareholders at the annual and special meeting in 2019. In accordance with Canadian securities law, the A&R Rights Plan must be reconfirmed by the Company’s shareholders at every third annual meeting of shareholders of the Company. If the A&R Rights Plan is not reconfirmed by shareholders at the Meeting it will terminate and the Rights issued under it will be void.
The A&R Rights Plan has three main fundamental objectives:
•	to provide the Board time to consider value-enhancing alternatives to a take-over bid and to allow competing bids to emerge;
•	to ensure that shareholders of the Company are provided equal treatment under a take-over bid; and
•	to give adequate time for shareholders to properly assess a take-over bid without undue pressure.
The Board has considered the terms of recently adopted or amended shareholder rights plans and the experience of other Canadian public companies in the context of an actual take-over bid where a shareholder rights agreement was in place, and has determined that it is in the best interests of the Company to reconfirm the A&R Rights Plan. The A&R Rights Plan is designed to maximize shareholder value and protect shareholders interests in the event of an acquisition that may result in a change of control. The A&R Rights Plan is not intended to prevent take-over bids that treat shareholders fairly, and the A&R Rights Plan has not been adopted in response to any specific proposal to acquire control of the Company.
Summary of the Principal Terms of the A&R Rights Plan
The following is a summary of key terms of the A&R Rights Plan. This summary is qualified in its entirety by reference to the full text of the A&R Rights Plan, which is attached to this Proxy Statement as Appendix A. Capitalized terms not otherwise defined in this summary have the meanings ascribed thereto in the A&R Rights Plan.
Issue of rights
On February 22, 2007, Company declared the issuance of one Right in respect of each common share of the Company, no par value (“Common Shares”) issued after February 22, 2007 (the “Record Time”). The Company will issue Rights in respect of each Common Shares issued after the Record Time but prior to the earliest of the Separation Time (as defined below) and the redemption of the Rights pursuant to the A&R Rights Plan or termination of the A&R Rights Plan as described below. The Company’s articles currently authorize the Company to issue an unlimited number of Common Shares. Accordingly, the maximum number of Rights the Company may issue under the A&R Rights Plan is also unlimited. A total of [•] Rights were outstanding as of March 1, 2022.
Rights certificates, trading and transferability
Before the Separation Time, the Rights will be evidenced by the certificates representing Common Shares and will not be transferable separate from the Common Shares. Accordingly, the surrender for transfer of any certificate representing Common Shares will also constitute the surrender for transfer of the Rights associated with such Common Shares. From and after the Separation Time, the Rights will be evidenced by separate Rights certificates.
Acquiring person
An Acquiring Person is a person that Beneficially Owns (as defined in the A&R Rights Plan) 20% or more of the outstanding common shares. An Acquiring Person does not, however, include the Company or any subsidiary of the Company, or any person that becomes the Beneficial Owner (as defined in the A&R Rights Plan) of 20% or more of the Common Shares as a result of certain exempt transactions. These exempt transactions include where any person becomes the Beneficial Owner of 20% or more of the Common Shares as a result of, among other things:
•	specified acquisitions of securities of the Company;
•	acquisitions pursuant to a Permitted Bid or Competing Permitted Bid (as described below);
•	specified distributions of securities of the Company; and
•	certain other specified exempt acquisitions.
An Acquiring Person also does not include any person that owned 20% or more of the outstanding common shares at the

 2022 PROXY STATEMENT

PROPOSAL FOUR: Reconfirmation of the A&R Rights Plan
Record Time; provided, however, that this exception shall cease to be applicable if that person increases its percentage interest in the Common Shares by more than 1% other than pursuant to one of the previously mentioned transactions, as well as if that person ceases to own 20% or more of the outstanding Common Shares at any time after the Record Time.
Separation time
Rights are not exercisable before the Separation Time. “Separation Time” means, subject to certain exceptions, the close of business on the tenth trading day after the earliest of:
•	the first date of public announcement that a person has become an Acquiring Person, as defined above (the “Stock Acquisition Date”);
•
the date of the commencement of, or first public announcement of, the intent of any person (other than the Company or any of its subsidiaries) to commence a Take-over Bid, as defined in the A&R Rights Plan (other than a Permitted Bid or a Competing Permitted Bid, as defined below), which is generally an offer for outstanding Common Shares that could result in the offeror becoming the beneficial owner of 20% or more of the Company’s outstanding Common Shares; and

•
the date on which a Permitted Bid or Competing Permitted Bid ceases to be such; or such later time as may be determined by the Board, in good faith, provided that if any bid referred to above expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such offer shall be deemed never to have been made.

Exercising Rights at such time until the tenth trading day after the first public announcement of the occurrence of a “Flip-in Event” (as described below) will entitle the holder to purchase one common share at the exercise price (the “Exercise Price”), which shall equal three times the market price per Common Share determined at the Separation Time, subject to subsequent adjustment in accordance with the A&R Rights Plan.
Exercise of rights
After the close of business on the tenth trading day after the first public announcement of the occurrence of a “Flip-in Event”, which is a transaction or event pursuant to which any person becomes an Acquiring Person, each Right will entitle the holder thereof to receive upon exercise of the Right that number of Common Shares equal to twice the Exercise Price. However, any Rights beneficially held by an Acquiring Person, including its affiliates, associates and joint actors, or the transferee of any such person, will become null and void. Accordingly, such persons will be unable to transfer or exercise any Rights.
Until a Right is exercised, the holder of the Right will have no rights as a Company shareholder solely with respect to that Right.
In lieu of the issuance of fractional shares upon the issuance of any Rights, the Company will make cash payments based on the market price of such shares in amounts exceeding $10.00. Acquisitions that require shareholder approval or for which the Board has waived application of the A&R Rights Plan as described below, or acquisitions pursuant to a Permitted Bid or a Competing Permitted Bid are among the transactions that do not constitute “Flip-in Events”.
Upon any due exercise of Rights, the Company will receive consideration equal to the aggregate Exercise Price of the Rights. Due to the uncertainty of whether a Flip-in Event and any exercise of Rights will occur, the amount of the consideration and the intended use for such consideration is indeterminable at this time.
Permitted bids
Under the A&R Rights Plan, those bids that meet certain requirements intended to protect the interests of all shareholders are deemed to be “Permitted Bids”. Permitted Bids are offers to acquire Common Shares made by way of a take-over circular and where the Common Shares subject to the offer (together with shares owned by the offeror and its affiliates, associates and joint actors) constitute 20% or more of the outstanding Common Shares, and which also comply with the following conditions:
•	the bid is made to all registered holders of Common Shares (other than Common Shares owned by the offeror);
•
the bid provides that no Common Shares will be taken up or paid for unless at such date more than 50% of the outstanding Common Shares held by shareholders other than the offeror and certain related parties have been deposited pursuant to the bid and not withdrawn;

•
the bid provides that no Common Shares will be taken up or paid for pursuant to the bid before the close of business on the date that is not less than 105 days following the date of the take-over bid or such shorter period that a take-over bid that is not exempt from the general take-over bid requirements of applicable Canadian securities laws must remain open for deposits of securities thereunder, in the applicable circumstances at the time;

•	the bid provides that any Common Shares may be deposited to and withdrawn from the take-over bid at any time before such Common Shares are taken up and paid for; and
•	the bid provides that, in the event that more than 50% of the outstanding Common Shares are deposited and not withdrawn as described in the second bullet point above,

2022 PROXY STATEMENT

PROPOSAL FOUR: Reconfirmation of the A&R Rights Plan
the offeror will make a public announcement of that fact and the bid shall remain open for an additional ten business days from the date of such announcement for the deposit and tender of additional Common Shares.
A “Competing Permitted Bid” is a take-over bid that is made after a Permitted Bid or other Competing Permitted Bid has been made and prior to the expiration of such prior bid, and that satisfies the definition of “Permitted Bid” except that Common Shares under such bid may not be taken up or paid for until a date that is no earlier than the minimum number of days the take-over bid must remain open for deposits of securities thereunder pursuant to applicable Canadian securities laws after the commencement of the Competing Permitted Bid.
Protection against dilution
The A&R Rights Plan contains detailed provisions regarding adjustments to the exercise price, the number and nature of the securities that may be purchased upon exercise of Rights and the number of Rights outstanding to prevent dilution in the event of certain declarations of dividends, subdivisions or consolidations of outstanding common shares, issuances of Common Shares (or other securities or rights) in respect of or in lieu of or in exchange for existing Common Shares or other changes in the common shares.
Redemption
At any time prior to the occurrence of a Flip-in Event, the Board may (subject to the prior consent of shareholders by a majority vote), at its option, elect to redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.000001 per Right, subject to adjustment.
Waiver
The Board, acting in good faith, may waive application of the A&R Rights Plan to any prospective Flip-In Event which would occur by reason of a take-over bid made by a take-over bid circular to all registered holders of common shares. However, if the Board waives the A&R Rights Plan for a particular bid, it will be deemed to have waived the A&R Rights Plan for any other take-over bid made by take-over bid circular to all registered holders of common shares before the expiry of the first bid. If the Board proposes such a waiver, the Board may extend the Separation Time to a date after but not more than 10 Business Days after the meeting of shareholders called to approve such waiver.
The Board may also waive the application of the A&R Rights Plan for any Flip-In Event if it has determined that the Acquiring Person became an Acquiring Person through inadvertence, conditional upon such person reducing its beneficial ownership below 20% of the Company’s outstanding common shares, generally within 14 days of the Board making such determination.
Amendments
Except for minor amendments to correct any clerical or typographical errors and amendments to maintain the validity of the A&R Rights Plan as a result of a change of law or regulatory requirements, majority shareholder approval is required for amendments to the A&R Rights Plan before the Separation Time, after which the approval of holders of Rights is required.
Term
If the A&R Rights Plan is not reconfirmed at the Meeting, it will automatically terminate and the Rights issued under it will become void. If the A&R Rights Plan is reconfirmed at the Meeting, it will expire at the termination of the Company’s annual meeting in 2025 unless extended upon reconfirmation. For the term of the A&R Rights Plan to be extended, the A&R Rights Plan must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of Common Shares who vote in respect of such reconfirmation at every third annual meeting of shareholders of the Company.
Exchange Controls
There is no limitation under the laws of Canada or in our organizational documents on the right of foreigners to hold the Rights, except that the A&R Rights Plan provides that neither the Company nor the Rights Agent Company will be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States of America, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.
Canadian Federal Income Tax Consequences
The following is, as of the date hereof, a general summary of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) (the “Tax Act”) and the regulations thereunder (the “Regulations”) generally applicable to a beneficial owner of common shares of the Company (a Holder) of acquiring Rights pursuant to the A&R Rights Plan.
This summary is based upon the current provisions of the Tax Act and the Regulations in force as of the date hereof, specific proposals to amend the Tax Act and the Regulations (the “Tax Proposals”) which have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof, and the Company’s understanding of the current published administrative policies of the Canada Revenue Agency.
This summary assumes that the Tax Proposals will be enacted in the form proposed, and does not take into account or anticipate any other changes in law, whether by way of judicial, legislative or governmental decision or action, or any changes in administrative policy. No assurances can be given

 2022 PROXY STATEMENT

PROPOSAL FOUR: Reconfirmation of the A&R Rights Plan
that the Tax Proposals will be enacted as proposed or at all, or that legislative, judicial or administrative changes will not modify or change the statements expressed herein. This summary does not take into account provincial, territorial or foreign income tax legislation or considerations, which may differ from the Canadian federal income tax considerations discussed herein. This summary is not exhaustive of all possible Canadian federal income tax considerations applicable to an acquisition of Rights. This summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or income tax advice to any particular Holder. Holders should consult their own income tax advisors with respect to the tax consequences applicable to them of acquiring, holding, exercising or otherwise disposing of Rights based on their own particular circumstances and any applicable federal, provincial, territorial or foreign legislation.
The Company will not be required to include any amount in income for purposes of the Tax Act as a result of the issuance of Rights. Pursuant to the Tax Act, the acquisition by a Holder of a Right would not give rise to a taxable benefit to a Holder, and would not be subject to withholding tax, provided that identical rights have been conferred on all other owners of common shares at that time. In this regard, although such rights may be conferred on all owners of common shares, Rights may become void in the hands of certain Holders upon the occurrence of certain triggering events (such as a Flip-in Event). As a result, it is not entirely clear whether or not the issuance of Rights could give rise to a taxable event for purposes of the Tax Act. In any case, however, provided that the Rights do not have a monetary value at the time of their issuance, no amount would be includable in income of a Holder, or subject to withholding tax, pursuant to the Tax Act by reason of acquisition of Rights. The Company considers the Rights, at the time of issuance, will have no monetary value given that there is only a remote possibility that the Rights will ever be exercised.
A Holder could be required to include an amount in computing income or be subject to withholding tax pursuant to the Tax Act if the Rights become exercisable or are exercised. A Holder may be subject to tax under the Tax Act in respect of the proceeds of disposition of Rights.
Eligibility for Investment
Based on the current provisions of the Tax Act and the Regulations, the Rights will be a qualified investment under the Tax Act and the Regulations for a trust governed by a registered retirement savings plan (RRSP), registered retirement income fund (RRIF), tax free savings account (TFSA), registered education savings plan (RESP), and registered disability savings plan (RDSP), as those terms are defined in the Tax Act (collectively, Registered Plans) or a deferred profit sharing plan (DPSP) (as defined in the Tax Act), provided that: (i) the Company’s common shares remain listed on a “designated stock exchange” for the purposes of the Tax Act (which currently includes the TSX and the NYSE) or the Company qualifies as a “public corporation” other than a “mortgage investment corporation” (as defined in the Tax Act); and (ii) neither the Company, nor any person with whom the Company does not deal at arm’s length, is an annuitant, a beneficiary, an employer or a subscriber under such Registered Plan or DPSP, as applicable.
Notwithstanding that the Rights may be a qualified investment for a Registered Plan, if the Right is a prohibited investment within the meaning of the Tax Act for a Registered Plan, the holder, annuitant or subscriber of the Registered Plan, as the case may be, will be subject to penalty taxes as set out in the Tax Act. A Right will generally not be a prohibited investment for a Registered Plan if the holder, annuitant or subscriber, as the case may be, (i) deals at arms length with the Company for the purposes of the Tax Act, and (ii) does not have a significant interest (as defined in the Tax Act) in the Company. Holders should consult their own tax advisors with respect to the prohibited investment rules having regard to their particular circumstances.
United States Federal Income Tax Consequences
The following discussion generally summarizes certain United States federal income tax consequences of the issuance of Rights. This discussion is not intended to be, nor should it be construed to be, legal or tax advice. This summary is not exhaustive of all possible United States federal income tax consequences and does not anticipate any changes in law, whether by legislative, governmental or judicial action, nor does it take into account any state, local or foreign income tax considerations. This summary is of a general nature only and holders of common shares should consult their own tax advisors with respect to their particular circumstances.
Because the possibility of the Rights becoming exercisable is both remote and speculative, the adoption of the A&R Rights Plan should not give rise to the realization of gross income by any holder of common shares for United States federal income tax purposes. Where Rights are disposed of (other than on the exercise thereof), either separately or by virtue of the disposition of the common shares to which they are attached, holders thereof may be subject to tax in respect of the proceeds, if any, allocable to such Rights.
The foregoing does not address the United States federal income tax consequences of other events, such as the separation of the Rights from the common shares, the occurrence of a Flip-in Event or the redemption of Rights. Shareholders may recognize gross income for United States federal income tax purposes in connection with these events. Shareholders are encouraged to consult their own tax advisors if they have questions with respect to such tax consequences and their personal circumstances.

2022 PROXY STATEMENT

PROPOSAL FOUR: Reconfirmation of the A&R Rights Plan
Shareholder Approval and Board Recommendation
At the Meeting, shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, the following ordinary resolution reconfirming the A&R Rights Plan:
BE IT RESOLVED, as an ordinary resolution of the shareholders of the Company that:
1.
The Amended and Restated Shareholder Rights Plan Agreement made between the Company and Computershare Investor Services Inc., as rights agent, dated February 28, 2019 (the “A&R Rights Plan”), is hereby reconfirmed.

2.	Any one or more of the directors or officers of the Company are hereby authorized and directed, for and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such persons or persons opinion may be necessary or desirable in order to carry out the intent of the foregoing resolutions and to give effect to the A&R Rights Plan, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing by such person or persons.”
The Board recommends that shareholders vote FOR the ordinary resolution reconfirming the A&R Rights Plan.

 2022 PROXY STATEMENT

PROPOSAL FIVE: Amendment of the Company’s articles to increase the maximum number of directors of the Company from ten (10) to twelve (12)
Overview
At the Meeting, shareholders of the Company will be asked to consider and, if deemed appropriate, to pass, with or without variation, a special resolution authorizing the Company to apply for a certificate of amendment under the CBCA to amend its articles to increase the maximum number of directors of the Company from ten (10) to twelve (12) (the “Amendment Resolution”). Pursuant to Section 173 of the CBCA, in order to be effective, the special resolution must be approved by not less than two-thirds of the shareholders present during the virtual Meeting or represented by proxy at the Meeting.
The Board is of the view that the proposed amendment to the articles of the Company to increase the maximum number of directors of the Company from ten (10) to twelve (12) will enable the Company to effectively transition the Board over time, maintain diversity of views and experience among the directors of the Company and ensure that as the Company grows, the Board is of an adequate size to fulfill its stewardship responsibilities.
The Board has not selected any nominees to fill vacancies on the Board which might be created if the amendment is approved. If the amendment is approved and our Board votes to increase the size of the Board, any vacancies which would be created by such increase may be filled by the Board; however, any directors appointed by the Board to fill such vacancies would serve only until the next election of directors by our shareholders.
Shareholder Approval and Board Recommendation
The text of the Amendment Resolution is set forth below:
“BE IT RESOLVED, as a special resolution of the shareholders of the Company that:
1.
The Company be and is hereby authorized pursuant to Section 173(1)(m) of the Canada Business Corporations Act (the “CBCA”) to amend its articles to increase the maximum number of directors of the Company from ten (10) to twelve (12) (the “Amendment”).

2.
Any one director or officer of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to execute and deliver for filing with the Director under the CBCA articles of amendment in respect of the Amendment and such other documents as are necessary or desirable in connection with the Amendment.

3.	The directors of the Company be and are hereby authorized and empowered, in their sole discretion, not to proceed with the Amendment.
4.
Any one director or officer of the Company be and is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.”

The Board recommends that shareholders vote FOR the special resolution to amend the Company’s articles to increase the maximum number of directors of the Company from ten (10) to twelve (12).

2022 PROXY STATEMENT

PROPOSAL SIX: FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION
Overview
In accordance with Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal gives our shareholders the opportunity to vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote to approve or not approve the compensation of our Named Executive Officers. By voting on this proposal, shareholders may indicate whether they prefer that we seek such an advisory vote every one, two, or three years.
After careful consideration of this proposal, our Board of Directors determined that an advisory vote on executive compensation that occurs every one year is the most appropriate choice for the Company. The Compensation Committee values the opinions expressed by shareholders and the Board believes that shareholders should have the opportunity to provide such feedback on an annual basis.
Shareholder Approval and Board Recommendation
You may cast your vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation every ONE YEAR, as recommended by the Board of Directors, every TWO YEARS or every THREE YEARS, or you may ABSTAIN. Your vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the shareholders to have expressed a preference for the option that receives the most votes.
While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.
The Board recommends voting to hold an advisory vote to approve the compensation of our Named Executive Officers every ONE YEAR.

 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

2022 PROXY STATEMENT

A Letter from our Compensation Committee Chair
Dear Fellow Shareholders,
We are proud of our accomplishments in 2021 that continue to create long-term sustainable value for our Shareholders. Shareholders affirmed their agreement of alignment between strategy, compensation programs and shareholder value-creation with their most recent strong Say on Pay votes of 95.6% for 2020 and 96.3% for 2019.
Context For Performance and Decisions:
COVID-19 and related impacts on employees, customers, communities and the global economy continued to create numerous challenges in 2021. Ritchie Bros. delivered a solid financial performance despite tight supply and overall supply chain issues, and Leadership maintained commitment to core values and transformational strategy as summarized below:
•	kept the safety of our employees and customers top of mind regarding COVID-19;
•	continued with a 100% online auction bidding environment globally;
•
announced the acquisition of SmartEquip; a leading parts and service technology company with a multi-manufacturer platform that provides customers with real-time service and diagnostic support to each asset in their fleet, as well as enabling the electronic procurement of parts from OEMs and their dealers;

•	announced the acquisition of Euro Auctions, Europe's leading plant and machinery auction house further expanding our geographic footprint;
•	integrated Rouse Services and offered a new appraisal service to our customers to execute further on our strategy;
•
announced the availability of a new self-serve equipment listing service (RitchieList.com) powered by our Inventory Management System, new Inspection Services, market trends reports and industry panels to serve our customers better;

•
published our first Sustainability Report in early 2021 while continuing our focus on being at the heart of the circular economy for heavy equipment; received input from Shareholders on our report and ESG in general and intend to update our Sustainability Report in 2Q;

•	established 18 new satellite yards globally in 2021 (23 to date) and piloted new sales coverage models to accelerate our growth;
•
further developed our diversity and inclusion strategy with improvement in the initiatives around women, a Black Lives Matter grassroots initiative sponsored by executives and launching a Pride (LGBTQ+) Employee Resource Group while rolling out a Diverse Voices of Ritchie Bros. Podcast program;

•
renewed our Board with additional skills and expertise aligned with our strategy while maintaining our gender diversity at over 40% and adding racial diversity to bring our total diversity profile to 56%;

•	furthered significant efforts on our talent pipeline and employee training and development including a Sales Development Program and Leadership Development Program for International leaders;
•	sold over $500M USD of equipment through Marketplace E;
•	and have paid dividends consistently since 2003, doubling our dividends in the last 10 years.
All of the above and more were accomplished while maintaining a flexible balance sheet for future growth opportunities.
2021 Decisions:
It was still difficult to anticipate the long-term impact of COVID-19 on the business early in 2021. However, the Committee did not adjust any of the performance measurements, targets or performance results for COVID-19 in our STI or LTI programs. There was no individual performance factor for executives in 2021.
The corporate financial performance payout factor for STI for 2021 for our NEOs with a business unit performance factor was between 93% and 97% and was 90% for our CEO and the other NEOs without a business unit performance factor.

 2022 PROXY STATEMENT

New Incentive:
The Company, under Ms. Fandozzi’s leadership, has created a transformative strategy taking us from a physical heavy equipment auction company to a marketplace. The Committee considered a variety of potential alternatives to speed up and further motivate achievement of our transformative business strategy, unify the Leadership team and foster strong alignment with our Shareholders. We have a very new and extremely capable executive team with average tenure of less than 2 years for 50% of the executive team. The Committee granted special performance-based equity to our NEOs and other key leaders in August of 2021 that provides compensation only if significant shareholder return performance is achieved, while furthering more share ownership and strengthening retention and stability at the same time. This incentive uses a combination of Premium Priced Options (PPOs) and Performance Share Units (PSUs). The grant value is one times current Long-term Incentive (LTI). We designed the grant with the assistance of the external consulting firm FW Cook. Features that make this grant very stretch and aligned with performance for Shareholders are detailed on page 70 and in the Summary Compensation Table (SCT) on page 77. The shareholder value created in market cap above the PPO grant price of $59.18 is approximately $2.3B at an $80 share price, $3.4B at $90 and $4.5B at $100.
We sincerely thank our shareholders for their support of our plans and believe our actions continue to provide strong pay for performance incentive to accelerate the transformation and long-term sustainable shareholder value creation.
Sincerely,

Sarah Raiss
Chair, Compensation Committee
(On behalf of the entire board)

2022 PROXY STATEMENT

Executive Compensation Program Philosophy
The philosophy underlying our executive compensation program is to provide attractive, ﬂexible and market-based total compensation that is tied to performance and aligned with the interests of our shareholders.
Our executive compensation program is structured to accomplish two primary goals. First, it aligns our NEOs’ interests with those of our shareholders, by linking compensation to business objectives, performance and long-term value creation. Second, it allows us to attract and retain the talented executives we need to drive our business strategy. In general, our executive officers, including Ann Fandozzi, our Chief Executive Officer and our other NEOs, are eligible for, and participate in, our benefits programs according to the same terms as those available to all our employees. Our executive compensation program is administered by the Compensation Committee of our Board of Directors, which is composed solely of independent directors. The key elements of our executive compensation program are base salary, annual cash bonuses pursuant to our Short-Term Incentive Plan (“STI”), and long-term equity awards under our Long-Term Incentive Plan (“LTI”).
The Compensation Committee is responsible for determining the level of compensation awarded to our NEOs and our other executive officers. The Compensation Committee targets compensation levels that consider current market practices and believes that offering market-comparable pay opportunities allows our Company to maintain a successful and engaged executive team.
These principles are the foundation for a compensation framework that focuses management’s best efforts on achieving the Company’s goals and generating sustainable shareholder value. To this end, our principles lead us to take certain actions:
What We Do
✔	Emphasize At-risk Pay
✔	Pay for Performance
✔	Competitive Benchmarking Versus Appropriate Peers
✔	Double Trigger, Market-Based Severance Provisions
✔	Caps on Incentive Payouts
✔	Avoid Incentivizing Excessive Risk-Taking
✔	Post-Employment Covenants
✔	Modest Perquisites
✔	Stock Ownership Guidelines
✔	Regular Review of Share Utilization
✔	Responsive to Shareholder Feedback
✔	Independent Compensation Consulting Firm
✔	Annual Risk Review by the Compensation Committee
What We Don’t Do
✘	No Excise Tax Gross-Ups upon Change in Control
✘	No Repricing or Spring-Loading of Stock Options
✘	No Liberal Recycling of Shares
✘	No Pledging Securities of Company Stock Received as Compensation as Collateral for a Loan
✘	No Hedging Securities of Company Stock Received as Compensation
✘	No Guaranteed Incentive Payouts
✘	No Above Market Returns on Deferred Compensation Plans
✘	No Tax Gross Ups
✘	No Excessive Severance Obligations
Executive Compensation Principles and Framework
Our compensation principles and practices are summarized below.
Attract, Motivate and Retain Top-caliber Talent
Our compensation principles and framework are designed to attract and retain the superior leadership we need to lead and grow the business.

 2022 PROXY STATEMENT

Executive Compensation Program Philosophy
To ensure our compensation practices remain competitive, we benchmark NEOs’ compensation against the compensation offered by companies in our Peer Group. We engage an independent compensation consultant to assess the appropriateness of the Peer Group and to advise on compensation structure and levels.
In 2021, we reviewed our Peer Group with the assistance of Meridian Compensation Partners (“Meridian”), given our ongoing strategic growth plans. See the detailed discussion of our Peer Group on pages 73-75.
Pay for Performance
Our compensation policy supports the Company’s strategy and business goals. We pay for performance.
•	CEO target compensation: 91% at-risk. NEO target compensation: 82% to 86% at risk (depending on the NEO).
•	The CEO’s target compensation is payable based on achievement of performance targets linked directly to the Company’s Strategic Roadmap and to long-term shareholder value creation. See graph below.
•
Majority of NEOs’ compensation (at target) is in the form of at-risk incentive compensation that is awarded and paid out based on the achievement of Company’s goals, corporate and business unit financial performance, and the creation of long-term sustainable shareholder value. The proportion of variable versus fixed compensation increases along with an NEO’s responsibility and ability to affect the Company’s strategic results. See graph below.

•
Our STI plan focuses on specific annual objectives and is meant to reward achievement of our annual financial performance goals. The plan establishes appropriate company performance expectations to ensure that our NEOs are accountable for our continued growth and profitability. Performance metrics and goals were established by the Compensation Committee based on an informed review of the Company’s financial performance and strategy and the pay practices of the companies in our Peer Group.

•
Our LTI plan is 100% performance focused, comprised of 50% PSUs and 50% stock options. We grant stock options as part of a well-balanced compensation program to focus our executives on increasing long-term shareholder value. Stock options have a ten-year term and reward for share price appreciation. PSUs have a three-year performance period and reward for meeting key pre-established financial performance targets.

Reward Long-Term Growth and Profitability
Shareholder-Oriented Long-Term Incentives
Long-term incentives make up a significant portion of total target direct compensation (80% LTI at target for our CEO and between 64% and 76% LTI at target for our other NEOs), and like short-term variable pay is contingent on performance.
The Compensation Committee and the Board believe that the use of equity-based compensation, combined with share ownership guidelines, aligns the interests of executives with those of shareholders, and rewards the creation of sustainable, long-term shareholder value.
Our heavy weighting toward long-term incentives ensures that pay outcomes are fully aligned with shareholders over the longer term while keeping our compensation program competitive with our peers.

2022 PROXY STATEMENT

Executive Compensation Program Philosophy
Our emphasis on equity compensation and the significant shareholdings required to be maintained by our executives create a direct link between share price performance and the potential value that our executives can realize from our equity programs.
Align Compensation with Shareholder Interests
Our compensation policy promotes alignment of interest between management and shareholders through equity ownership requirements, at-risk pay elements, and long-term incentive compensation. As well, we actively seek our shareholders’ opinions on our executive compensation program and carefully consider their feedback when making compensation decisions.
Equity Ownership Requirements and Hold Until Met
Our share ownership guidelines require all NEOs, as well as all other executives, to hold meaningful levels of equity in the Company. Executives must hold equity with a minimum value equal to a multiple of their base salary, with the multiple increasing in proportion to the executive’s responsibility and ability to affect the company’s strategic results. Ownership levels for NEOs are shown on the table below.
NEO	Ownership Guideline	Minimum Share Value Required	Qualifying Ownership(1)	Ownership Completion
Ann Fandozzi	5x base salary	4,500,000	4,807,864	107%
Sharon Driscoll	3x base salary	1,495,688	2,671,500	182%
James Kessler	3x base salary	1,650,000	2,371,879	144%
Baron Concors	3x base salary	1,200,000	1,118,636	93%
Kari Taylor	3x base salary	1,275,000	1,052,669	83%
(1)
Qualifying ownership is as of February 10, 2022. The total value of equity ownership is based on the closing price of the Company’s common shares on the NYSE on February 10, 2022, of $58.82, multiplied by the sum of the following: 100% of the common shares owned by employee and spouse (if residing in same household), 100% of unvested RSUs and 50% of unvested PSUs.

Shareholder Feedback
The Company endeavors to solicit shareholders’ views on a number of topics. We held a non-binding advisory shareholder vote on the compensation program for our NEOs, commonly referred to as a “say on pay” vote, at our 2021 Annual and Special Meeting of Shareholders and received 96.0% of votes in favor of our say on pay proposal. Our Compensation Committee has considered and will continue to consider the outcome of our say on pay votes and our shareholders’ views when making compensation decisions for our NEOs, including the outcome of “Proposal Three: Advisory Vote on Executive Compensation” at this Annual and Special Meeting.
Promote Accountability; Discourage Excessive Risk-Taking
Our compensation program discourages excessive risk-taking. The Company enforces this principle through the share-ownership requirements described above, as well as hedging and pledging restrictions and a clawback policy described below. Moreover, each year the Compensation Committee reviews compensation policies and practices to ensure they do not encourage executive officers to take excessive or inappropriate risks.
Hedging and Pledging Restrictions
The Company prohibits the Company’s employees, officers, directors, and certain members of their household and family, from:
•
purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of any securities of the Company or any of its subsidiaries that they hold directly or indirectly, including awards made under the Company’s equity-based compensation plans; and
•	holding any securities of the Company or its subsidiaries in a margin account or pledging such securities as collateral for a loan.
Clawback Policy
The Company has an Incentive Compensation Clawback Policy, which permits recovery of both short and long-term equity Incentive Compensation from all executive officers (the “Clawback Policy”) if:
•	the Company restates financial results, for any reason other than a change in applicable accounting rules or interpretations; and

 2022 PROXY STATEMENT

Executive Compensation Program Philosophy
•	the amount of the performance-based compensation paid or awarded to an executive officer would have been a lower amount had it been calculated based on such restated financial statement.
In this circumstance, the Board may seek to recover for the benefit of the Company the excess performance-based compensation, both short- and long-term, paid or awarded during the three years preceding such restatement.
Compensation Risk and Governance Review
Oversight of the Company’s management of principal risks forms part of the mandate of the Board and its committees. Each of the Company’s principal risks is the responsibility of either a specific committee or the entire Board, as appropriate. The Compensation Committee is responsible for compensation risk and, accordingly, has considered the implications of the risks associated with the Company’s compensation policies and practices to ensure they do not encourage inappropriate risk-taking by the Company’s executive officers.
The Compensation Committee has implemented a formal decision-making process that involves management, the Committee and the Board. The Committee uses a multi-step review process for all compensation matters, first adopting goals and metrics of performance, reviewing how performance compares to the pre-established metrics and then seeking
Board input as to the reasonableness of the results. The Committee uses independent external compensation consultants to provide advice in connection with executive pay benchmarking, incentive plan design, compensation governance and pay for performance. The Committee believes that the current executive compensation program strikes an appropriate balance between short-term and long-term incentives, adopting multiple distinct metrics for each component that are aligned with the Company’s overall strategic objectives. The program ensures that executives are compensated fairly and in a way that does not encourage executives to take inappropriate risks.
All of the members of the Compensation Committee are independent, and one member is also the chair of the Audit Committee, ensuring that the Compensation Committee has an in-depth knowledge of the Company’s financial position when making compensation decisions.
In 2021, the Compensation Committee completed a risk review of the executive compensation programs with Meridian, our independent compensation consultants, and concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company, its business or its value. This review helps the Compensation Committee to structure executive compensation programs that avoid exposing the Company to unwarranted risk.

2022 PROXY STATEMENT

Executive Compensation Program Philosophy
The Compensation Committee
The Compensation Committee is comprised of Robert G. Elton, J. Kim Fennell, Lisa Hook and Sarah Raiss, each of whom is an independent director, with Ms. Raiss serving as the Chair. Details of the Compensation Committee’s duties are summarized under “Corporate Governance — Board
Committees — Compensation Committee” on page 34 and are fully set out in the Compensation Committee’s charter, which can be found on our website at investor.ritchiebros.com. The Compensation Committee held 20 meetings during 2021.
Advisors to the Compensation Committee
The Compensation Committee directly retains independent consultants to provide advice regarding executive compensation matters. However, the Compensation Committee is ultimately responsible for its decisions and, in making its decisions or recommendations to the Board, considers information and considerations in addition to the recommendations provided by consultants.
During 2021, the Compensation Committee retained Meridian from January through October and Frederick W. Cook & Co., Inc. (“FW Cook”) from November through December. Meridian is fully independent and provided no advice or services to the Company’s management. Meridian provided oversight and advice on plan design and executive compensation including peer groups. Before being retained by the Compensation Committee, FW Cook provided advice and support to management on the 2021 Special Transformation Incentive Awards, executive compensation programs, and 2022 planning. Prior to engaging FW Cook to advise the Compensation Committee, the Compensation Committee evaluated FW Cook's independence. FW Cook's previous work for the Company was identified as a potential conflict of interest. In order to address this conflict of interest, at the request of the Compensation Committee, FW Cook ceased providing services to the Company, except for those services provided exclusively to the Compensation Committee. The aggregate fees billed to the Company for consultation over the past two years are set out below.
	2021 ($)	2020 ($)
Meridian Compensation Partners
Executive Compensation Related Fees	195,322	200,838
All other fees	—	—
FW Cook
Executive Compensation Related Fees	51,350	—
All other fees (1)	201,082	—
TOTAL (in USD)	447,754	200,838
(1)	Represents fees paid related to advice provided to Management prior to November 2021.

 2022 PROXY STATEMENT

Executive Compensation Program Philosophy
Compensation Framework
The compensation paid to each of our NEOs in 2021 primarily consisted of the three elements shown below. The Company believes that the mix of base salary, performance-based bonus, and participation in long-term incentive plans creates a balanced approach to executive compensation consistent with generally accepted compensation principles and good governance practices. The Compensation Committee annually reviews the relative emphasis of each of these elements to ensure the overall compensation structure remains consistent with compensation principles. In addition, the Compensation Committee annually assesses the competitiveness of the Company’s compensation program relative to programs among selected peer companies. (see Peer Group Comparisons, page 73.)
Compensation Type	Form	Period	How It Is Determined	Risk Management
FIXED	Provides market competitive level of fixed compensation.
Base salary (page 65)	Cash	One year	Based on market competitiveness among the Peer Group, individual performance, experience, scope of the role and internal equity.	Fixed pay, paid throughout the year and provides a certainty at a base level for fulfilling individual responsibilities.
AT-RISK	The STI encourages achievement of annual pre-established corporate and business unit objectives. STI is subject to clawback.
Short-term incentive (STI) (page 66)	Cash	One year
Focuses on specific annual objectives.
Target award based on market competitiveness among the Peer Group and other factors.
Actual award based on corporate and business unit performance, and, for some executives, individual goals.

Provides a balanced focus on short-term performance based on a pre-determined set of performance metrics.
Actual payout on metrics could be 0 - 200%.Targets and results are approved by the Compensation Committee.

AT-RISK
LTI compensation provides incentive to achieve longer-term performance and opportunity to receive equity-based compensation aligned with shareholder interests. Payout is tied to both corporate performance and share-price performance. LTI is subject to clawback.

Long-term incentive (LTI) (page 67)	Performance share units	Three-year term, with vesting at the end of three years	Focuses on longer-term objectives. Target award based on market competitiveness of the LTI package among the Peer Group and other factors.
Performance is measured on previously established targets approved by the Compensation Committee.
Three-year vesting period maintains longer term focus for decision-making and management of business. Vesting and payout eligibility capped.

			Payout based on a performance multiplier for overall performance measured against pre-established performance targets multiplied by share price.	Performance multiplier could be 0 -200%.
	Stock options	Ten-year term, with one-third vesting annually over three years	Target award based on market competitiveness among the Peer Group and other factors. The final realized value is based on the appreciation of the Company’s common share price.	Provides a balanced incentive to take appropriate risks. Three-year vesting and ten-year term maintain longer-term focus for decision-making and management of business.
Special Transformation Incentive Award	Performance Share Units and Premium Priced Stock Options	Three-year performance period, with cliff vesting (to the extent earned) at the end of three years Performance Share Units are subject to an additional 12-month holding period
100% performance-based program that is specifically designed to support execution of the strategic transformation initiative and promote retention of the executive team during this critical time.
Performance Share Units are based on relative TSR performance against the S&P 500, with target payout requiring significant outperformance.
Premium Priced Options have exercise prices set at $80, $90 and $100/share.

Performance is measured over three-years and the earned award (if any) “cliff vests” at the end of three-years to deepen long-term commitment.
Vested Performance Share Units are subject to a further 12-month holding period to foster a long-term perspective and promote accountability.
Rewards shareholder value creation through the use of relative and absolute stock price goals.

2022 PROXY STATEMENT

2021 Business Performance
Our executive compensation program is designed to link the pay of our NEOs to the performance achieved in the year and over a sustained period of time. In 2021, this performance resulted in a short-term incentive corporate performance factors for NEOs between 90% and 97%. The 2019 PSUs which were based on performance for the 2019 to 2021 performance period achieved a performance factor of •%.
2021 Strategic Achievements
In 2021, the organization focused on the needs of our customers while keeping the health and safety of all our stakeholders a top priority. We continue to execute against our growth strategy of becoming the trusted global marketplace for insights, services, and transaction solutions for commercial assets. Ritchie Bros continues to focus on the customer and despite the ongoing COVID-19 and the economic uncertainties, we are executing on factors that we can control to drive strong operational results and profitable growth:
•	GTV from Marketplace-E, our online reserved format, increased 20% year-over-year driven by continued strong North America adoption of the platform.
•
We held a hybrid-style global auction event in Orlando, Florida, selling in excess of $191 million. The six-day sale was a spectacular success, as we sold more than 12,000 items in six days for $191+ million, making it the largest-ever 100% online equipment auction.

•
In March 2021, we conducted our largest Texas auction ever, attracting 76 percent more bidders year over year from 79 countries and achieving $95 million in GTV surpassing our previous Texas sales record, set in June 2020, by 17%.

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In May 2021, we conducted 71 farm auctions to disperse farm retirement equipment across Western Canada, attracting more than 160,000 bidders, generating over $1.6 million online equipment views and over CA$104 million of GTV.

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In August 2021, Ritchie Bros. conducted its largest-ever, single-owner auction for Barrilleaux Inc., an oilfield pipeline construction company based in New Mexico and Texas and sold in excess of $99 million of pipeline construction equipment in less than two days.

•	In 2021, we won the two new East and West contracts, covering the consolidated surplus rolling stock and surplus non-rolling stock assets for the U.S. Department of Defense.
•
Ritchie Bros. Inspection Services and its 400+ team members completed more than 600,000 equipment inspections in 2021, taking over 15 million photos and analyzing hundreds of thousands of oil samples in its in-house fluid analysis lab.

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Ritchie Bros. Financial Services (RBFS) total funded volume hit $747.8 million, increasing 43% year over year, driven by investments in the team in 2020 and strategic efforts over sales activities in 2021 leading to enhanced lender alignment.

We accelerated our journey against many of our strategic pillars by completing the acquisition of SmartEquip, a leading parts and service technology company, in November of 2021 for a puchase price of $173 million which furthers our goal of providing the best experience for our customers. We also entered into a SPA agreement to acquire Europe's leading plant and machinery auction house, Euro Auctions, for an enterprise value of £775 million (approximately $1.08 billion). In addition to the acquisition, we took several steps to advance our new growth strategy in 2021 highlighted below:
Customer Experience
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Improved digital experience with more comprehensive video inspections, upgraded mobile platform, launched new concierges virtual yard walks and equipment demos, and implemented RitchieID which enables single customer identity across all Ritchie Bros. digital properties

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Launched Ritchie List to give our customers more ways to bring their equipment to market. RitchieList.com is an easy-to-use equipment listing service which offers our customers a suite of a la carte services to make private selling more efficient and safe, including a secure transaction management service, complete with invoicing.

•	Simplified contracts for sellers to focus on a better experience
•	Improved customer call center wait times by launching call back feature and improved routing

 2022 PROXY STATEMENT

2021 Business Performance
Best Employee Experience
•	Launched enhanced safety programs for field employees to make sure employees return home every day the way they came to work
•	Created training experience for members in the Sales organization and leadership development program for international teams
•	Launched Pride (LGBTQ+) and Serve (Military Veterans) Employee Resource Groups and Diverse Voices, a Ritchie Bros. Podcast for employees
•	Drove employee engagement by crowdsourcing ESG Social Giving Initiatives
Modern Architecture
•	Launched cloud-based inspection microservice to enable scalable growth
•	Began improving IronPlanet experiences for customers by starting a migration of our systems and platforms to the cloud
Inventory Management System
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Launched business version of our inventory management system (“IMS”), which offers our customers end-to-end asset management and disposition services, data analytics, dashboards, branded e-commerce sites and multiple external sales channels to help our customers achieve optimal returns

•	Organizations activated on IMS grew at a ~83% compounded average quarterly growth rate in 2021 using Q1 2021 as the base
•	Improved digital experience by adding a number of customer centric features
•	Improved backend systems and processes to enable faster growth
•	Increased use of IMS for transactional workflow
Accelerate growth: Test, learn and scale
•	Scaled Satellite Yards with 18 new locations in 2021
•	Successfully implemented new sales coverage model in Texas by disaggregating territory manager role into Account Manager, Business Development Manager, and Inside Territory Manager
While focusing on growth and our strategic initiatives, we continued to make progress on our Environmental, Social, and Governance (“ESG”) mission. Our choice of expansion through local satellite yards is ensuring we continue to enable the circular economy on a local basis by growth in a low-cost and environmentally friendly way. We have made significant progress against our goals to enhance our employee experience in the areas of diversity, equity and inclusion (“DE&I”) and community. We have several new active employee-led groups driving initiatives, and also made strides on female representation at the senior leadership level.

2022 PROXY STATEMENT

2021 Business Performance
2021 Financial Accomplishments
GTV increased 2% to $5.53 billion as compared to 2020. Total revenues for 2021 increased 3% to $1.41 billion compared to $1.38 billion during 2020.
Other key highlights included:
•	Cash provided by operating activities increased 24% to $320.2 million as compared to 2020
•	Cash dividends of $103.8 million paid to our shareholders in 2021, pursuant to our regular quarterly cash dividend program
•	Service revenue increased 5% to $917.8 million as compared to 2020
•	Net income attributable to stockholders decreased 11% to $151.9 million as compared to 2020
•	Diluted earnings per share (“EPS”) attributable to stockholders decreased 12% to $1.36 from $1.54 per share
Long-Term Financial Performance
The following graph compares the cumulative return on a $100 investment in our common shares over the last five fiscal years beginning December 31, 2016 through December 31, 2021, to that of the cumulative return on a $100 investment in the Russell Global Index (“Russell 2000”), the S&P / TSX Composite Index (“S&P/TSX”) and the Dow Jones Industrial Average Index (“DJIA”) for the same period. In calculating the cumulative return, reinvestment of dividends, if any, is assumed. The indices are included for comparative purpose only. This graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Company / index	2016	2017	2018	2019	2020	2021
RBA (NYSE)	$100.0	$90.1	$100.5	$134.6	$221.6	$198.1
Russell 2000	$100.0	$114.6	$102.0	$128.0	$153.5	$176.4
S&P/TSX	$100.0	$109.1	$99.4	$122.1	$128.9	$161.8
DJIA	$100.0	$128.1	$123.7	$155.0	$170.1	$206.0

 2022 PROXY STATEMENT

2021 Compensation for Named Executive Officers
In this section, we describe the material components of our executive compensation program for our NEOs, whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.
The Compensation Committee determines compensation for our NEOs using a pay-for-performance framework that links compensation with overall business and individual performance. In setting compensation levels, the Compensation Committee aims to provide appropriate reward for annual performance as well as incentive for future achievement.
Our NEOs for 2021 are:
Name	Title	Date of Appointment
Ann Fandozzi	Chief Executive Officer	January 2020
Sharon Driscoll (1)	Chief Financial Officer	July 2015
James Kessler (2)	President and Chief Operating Officer	September 2021
Baron Concors	Chief Information Officer	March 2020
Kari Taylor (3)	Chief Revenue Officer	April 2021
(1)	The Company announced Ms. Driscoll’s retirement within the next two years in an 8-K filed on October 6, 2021 with the SEC.
(2)	Mr. Kessler joined the Company as Chief Operating Officer in May 2020.
(3)
Ms. Taylor has served in various roles with the Company since she joined in June 2019, including Chief Sales Officer, U.S. Regions, and President, US Regions before her appointment as Chief Revenue Officer.

2022 PROXY STATEMENT

2021 Compensation for Named Executive Officers
Pay-for-Performance Design
The Company’s objective in setting compensation is to create shareholder value over the long-term, represented by the Company’s earnings performance. To align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of compensation paid to our NEOs is allocated to performance-based, short-term and long-term incentives. This structure makes the majority of executive pay at-risk and dependent on the Company’s performance over the short and long-term. The portion of total compensation deemed “at risk” increases in line with the expansion of our executive officers’ responsibilities and their ability to affect the Company’s financial results.
Each year, the Compensation Committee identifies and considers a range of measures for Company performance and, as appropriate, measures tied to individual performance. The Compensation Committee then selects the measures it believes most closely align with the Company’s Strategic Roadmap and defines specific performance goals for short-term and long-term incentive compensation based on those metrics.
These financial performance measures may include, among other measures, revenue, revenue growth, operating profit, net income, GTV, safety metrics, synergies and TSR, as well as the following non-GAAP financial measures:
•	Capital performance
•	Adjusted operating income
•	Adjusted operating income margin
•	Agency proceeds
•	Operating Free Cash Flow (OFCF)
•	Earnings growth or the Compounded Annual Growth Rate (CAGR)
•	Adjusted net income
•	Diluted adjusted earnings per share (EPS) attributable to shareholders
•
Return on Invested Capital (ROIC). The ROIC performance measure used to determine LTI compensation is calculated differently from the ROIC presented in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as it is based on net operating profit after tax rather than net income attributable to shareholders.

•	Earnings before interest, taxes, depreciation, and amortization (EBITDA)
For a description of these non-GAAP measures, refer to “Annex: Selected Definitions of Operational and Financial Performance” in this Proxy Statement.
Elements of Executive Compensation
The target 2021 compensation for each of our NEOs generally consisted of the four elements described in the Compensation Framework section on page 60: base salary; a short-term cash incentive bonus; PSUs that vest at the end of a three-year performance period, subject to performance targets; and stock options with a ten-year term. Following is a summary of the compensation of the NEOs and their at-target incentive values.
Name	Base ($)	STI at Target ($)	LTI at Target ($)	2021 Special Transformation Incentive Awards(2)	Total Direct Compensation ($)
Ann Fandozzi	900,000	1,125,000	4,050,000	4,264,564	10,339,564
Sharon Driscoll(1)	498,563	373,922	1,246,406	1,314,090	3,432,981
James Kessler	550,000	550,000	1,650,000	1,184,608	3,934,608
Baron Concors	400,000	260,000	1,000,000	1,052,982	2,712,982
Kari Taylor	425,000	425,000	743,750	783,164	2,376,914
(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 as of December 31, 2021.
(2)	See “2021 Special Transformation Incentive Awards”on page 70.
Following is a more detailed description of the amount of each type of compensation element awarded to our NEOs, the performance measures upon which the awards were based, and the longer-term performance targets that determine the vesting and value of the long-term, equity-based compensation elements.
Base Salary
The Compensation Committee reviewed the base salaries of the CEO and other NEOs, comparing them to salaries paid to those in similar positions within our selected Peer Group companies. In order to recognize additional responsibilities, the Company

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adjusted Ms. Taylor’s base salary effective March 1, 2021 from $400,000 to $425,000 and adjusted Mr. Kessler’s base salary effective September 1, 2021 from $500,000 to $550,000. NEO salaries target, and are within a competitive range of, the median of the Peer Group. The referenced base salaries are noted in the table above.
Short-term Performance-Based Non-Equity Incentive Compensation
Short-term incentive bonuses are paid to NEOs based on successful achievement of corporate performance targets. For those executives who lead a business unit, a portion of the short-term cash incentive award is tied to the business unit’s performance, as shown in the table below. The business unit goals are operational or sales focused and specific targets are not disclosed due to the risk of competitive harm.
Name	Target Bonus (% of Base Salary)	Corporate	Business Unit
Ann Fandozzi	125%	100%	0%
Sharon Driscoll	75%	100%	0%
James Kessler	100%	60%	40%
Baron Concors	65%	100%	0%
Kari Taylor (2)	100%	60%	40%
(1)	Mr. Kessler’s business unit measure is based on Productivity, Customer Service Index and Safety.
(2)	Ms. Taylor’s business unit measure is based on Commissionable Revenue.
Corporate performance targets are set based on the Company’s strategic objectives, as measured, in 2021, by three key financial results are: agency proceeds, adjusted operating income and OFCF. The Company must meet a minimum threshold level in each of these measures before a bonus payout is earned for that measure, and a maximum payout level is set for each measure. The target, minimum and maximum levels for each metric are based on the Board-approved budget for the year. ln August 2020, the Company formalized a new strategy to address the large and fragmented used equipment marketplace in which it operates. In order to incentivize management to focus on delivering core operational performance while executing the new strategic objectives, the Company introduced adjusted operating income as a short-term incentive plan metric in 2021. The Company believes the adjusted operating income metric will positively impact strategic corporate decisions driving volume, revenues, and operating costs.
Corporate Performance for the 2021 STI Plan
The table below shows the weighting and target, minimum and maximum performance level for each performance measure for 2021.
Performance Levels
Measure ($ millions)	Weighting	Threshold	Target	Maximum
Agency proceeds	1/3	$859	$938	$1,017
Adjusted operating income	1/3	$273	$303	$333
OFCF(1)	1/3	$196	$222	$247
(1)	OFCF is targeted to be equal to or greater than net income, and as such the minimum threshold for the 2021 STI for this measure was set to be 100% of budgeted net income.
In assessing actual corporate performance against stated metrics, the Compensation Committee considers unusual, unbudgeted items for potential adjustment in calculating operating financial results and determining incentive payouts. The Committee bases any adjustments on a consideration of the particular facts, and our adjustment principles. In particular, we seek to create a strong alignment between compensation and shareholder value creation, where management is consistently incentivized to make the right long-term decisions for shareholders and is not inadvertently discouraged from doing so. As part of this process, we will consider unbudgeted items, non-cash accounting entries, certain asset disposals and other items not in the normal course of business for potential adjustment.
In determining actual 2021 corporate performance against the above-mentioned targets, and the resulting STI payouts, the Compensation Committee made certain adjustments to the Company’s operating results to eliminate the impact of certain non-recurring and extraordinary items as follows:
(1)	Adjustments to all results for the difference in actual versus planned foreign currency rates;
(2)	Adjustments to operating income and OFCF to remove the impact of costs directly related to the unplanned acquisitions of SmartEquip and Euro Auctions;

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(3)	Adjustments to all results to remove the unplanned results of SmartEquip included in the consolidated financial statements from November 2, 2021 acquisition to December 31, 2021; and
(4)	Adjustments to OFCF to remove the interest paid on the notes issued into escrow on December 21, 2021 to fund the unplanned Euro Auctions acquisition.
Giving effect to the above-described adjustments for the purposes of determining STI performance, the Company determined that the performance factors were (i) 71% for agency proceeds, (ii) nil% for adjusted operating income, and (iii) 200% for OFCF, resulting in a total corporate performance factor of 90%.
Based on the performance shown above, the following cash incentive awards were approved for 2021:
Name	Target Incentive (% of salary)	Target Incentive ($)	Actual Incentive ($)	Actual Incentive (% of Target)
Ann Fandozzi	125%	1,125,000	1,017,782	90%
Sharon Driscoll (1)	75%	373,922	338,285	90%
James Kessler	100%	550,000	524,051	95%
Baron Concors	65%	260,000	235,221	90%
Kari Taylor	100%	425,000	410,890	97%
(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 as of December 31, 2021.
Long-term equity-based incentive compensation
The Company grants two types of long-term equity-based awards to NEOs: 50% as PSUs and 50% as stock options. Our equity-based incentive plan is market competitive, performance linked, and aligned with shareholder interests.
RSUs are not currently part of our annual long-term incentive award mix to align the compensation of our executives with the outcomes for our shareholders. We award RSUs to executives on a targeted basis, primarily to new hires, to provide compensation for equity awards forfeited at a former employer or to provide retention for business-critical employees where there is a real retention risk.
Grants of PSUs under our long-term incentive plans are based on corporate performance goals and set as target percentages of participants’ base salaries. Grants of stock options are set as target percentages of the participants’ base salaries. For 2021 NEOs’ grants range from 359% to 924% of annual base salary.
As long-term incentives represented approximately 80% of the CEO’s direct compensation and between 64% and 76% of NEOs’ direct compensation mix in 2021, the value derived from these incentives strongly impacts the pay for performance relationship.
Target Equity Grant Values
Name	PSU ($)	2021 Special Transformation Incentive PSUs(2)	Stock Options ($)	2021 Special Transformation Incentive PPOs(2)	Total ($)
Ann Fandozzi	2,025,000	2,239,545	2,025,000	2,025,019	8,314,564
Sharon Driscoll (1)	623,203	690,094	623,203	623,996	2,560,496
James Kessler	825,000	622,096	825,000	562,512	2,834,608
Baron Concors	500,000	552,974	500,000	500,008	2,052,982
Kari Taylor	371,875	411,275	371,875	371,889	1,526,914
(1)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 as of December 31, 2021.
(2)	See “2021 Special Transformation Incentive Awards” on page 70.
PSU Awards
The Company generally grants PSUs annually, early in the year. PSU awards vest on the third anniversary of the effective date of the grant contingent on achievement of performance targets measured over three years. These performance and market factors are critical elements of the Company’s strategic objectives, as they represent financial growth and operational efficiency and contribute to increased shareholder value over the long-term. The number of PSUs eligible for vesting will be calculated by interpolating between the minimum, target and maximum thresholds depending on actual performance. See also “2021 Special Transformation Incentive Awards” on page 70.

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2021 Compensation for Named Executive Officers
2021 PSU Awards
The 2021 PSU awards, granted in February 2021, vest based on performance factors related to Earnings CAGR and Cumulative OFCF per Share, over the three-year period ending December 31, 2023. As previously discussed, in August 2020 the Company communicated a new strategy that it believes will help unlock significant growth opportunities. One of the five pillars supporting this strategy is “accelerate growth”, which entails taking advantage of opportunities too big to wait. This includes accelerating the identification and, as appropriate, execution of growth through M&A activities. As a high-growth asset management and disposition technology provider, the Company believes Earnings CAGR and Cumulative OFCF per share are the best metrics to hold it accountable for both earnings growth and successful execution of strategic objectives. The Company recognizes that its shareholders view cash generation as an important indicator of the financial health and value of the business, further supporting its choice of Cumulative OFCF per share as a long-term incentive plan metric. The 2021 PSU awards vest in February 2024.
Performance Factor	Weighting Factor
Earnings CAGR	50.0%
Cumulative OFCF per Share	50.0%
The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.
Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	less than 6.0%	0%
	6.0%	50%
	10.0%	100%
	Greater than or equal to 14.0%	200%
Performance Measurement	Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
Cumulative OFCF per Share	less than $6.58	0%
	$6.58	50%
	$7.10	100%
	Greater than or equal to $7.64	200%
The NEOs were awarded the following PSUs for 2021:
Name	PSUs(1) (2)
Ann Fandozzi	35,464
Sharon Driscoll	10,850
James Kessler	9,851
Baron Concors	8,757
Kari Taylor	6,513
Total	71,435
(1)	Excludes dividend equivalent rights accrued after the date of the grant, which are subject to the same vesting conditions as the underlying PSU awards.
(2)	Excludes 2021 Special Transformation Incentive Award PSUs.

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2020 PSU Awards
The 2020 PSU awards, granted in March 2020, vest based on performance factors related to ROIC, Earnings CAGR, and Cumulative OFCF per Share, over the three-year period ending December 31, 2022. The 2020 PSU awards vest in March 2023.
Performance Factor	Weighting Factor
ROIC	33.33%
Earnings CAGR	33.33%
Cumulative OFCF per Share	33.33%
The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.
Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	less than 12.6%	0%
	12.6%	50%
	13.6%	100%
	Greater than or equal to 15.6%	200%
Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 6.00%	0%
	6.00%	50%
	10.00%	100%
	Greater than or equal to 14.00%	200%
Performance Measurement	Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
Cumulative OFCF per Share	less than $4.58	0%
	$4.58	50%
	$4.94	100%
	Greater than or equal to $5.32	200%
2019 PSU Awards
The 2019 PSU awards, granted in March 2019, vest based on performance factors related to ROIC, Earnings CAGR, and Cumulative OFCF per Share, over the three-year period ending December 31, 2021. The 2019 PSU awards will vest in March 2022.
Performance Factor	Weighting Factor
ROIC	33.33%
Earnings CAGR	33.33%
Cumulative OFCF per Share	33.33%
The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.
Performance measurement	ROIC	Associated Level of Vesting (% of target award subject to ROIC)
ROIC	Less than 10.9%	0%
	10.9%	50%
	12.9%	100%
	Greater than or equal to 15.1%	200%

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2021 Compensation for Named Executive Officers
Performance measurement	Earnings Growth	Associated Level of Vesting (% of target award subject to Earnings)
Earnings CAGR	Less than 7.00%	0%
	7.00%	50%
	12.00%	100%
	Greater than or equal to 16.00%	200%
Performance Measurement	Cumulative OFCF per Share	Associated Level of Vesting (% of target award subject to OFCF per share)
Cumulative OFCF per Share	Less than $3.44	0%
	$3.44	50%
	$3.85	100%
	Greater than or equal to $4.30	200%
Stock Option Awards
The Company generally grants stock options annually, within the time and manner set out under the Stock Option Policy, as discussed under “Executive Compensation Tables — Stock Option Plan” on page 80. Stock options have an exercise price equal to the grant price, which is defined as the closing price of the Company’s common shares on the NYSE on the date of the grant. Awards vest in equal amounts annually over three years from the date of the grant and are subject to a term of 10 years. See “2021 Special Transformation Incentive Awards” on page 70.
The NEOs were awarded the following stock options for 2021:
Name	Stock Options	2021 Special Transformation Incentive Awards	Total Stock Options
Ann Fandozzi	164,367	279,760	444,127
Sharon Driscoll	50,288	86,206	136,494
James Kessler	45,658	77,712	123,370
Baron Concors	40,585	69,077	109,662
Kari Taylor	30,185	51,377	81,562
Total	331,083	564,132	895,215
Total shares awarded in 2021 to NEOs as a percentage of total shares outstanding at December 31, 2021 was 0.94%. This includes the 2021 Special Transformation Incentive Awards.
Special Equity Awards
March 2018 RSU Awards
In March 2018, our Compensation Committee approved RSU awards to employees who had participated in the 10-10 Deferred Compensation Plan that was terminated in December 2017, including Sharon Driscoll. These were one-time awards, of cliff-vested RSUs, made in recognition of the discontinuation of the plan and loss of the opportunity to participate and receive a company match of the employee contributions. These equity awards vested on February 28, 2021, including 4,234 RSUs held by Sharon Driscoll. These awards were not, and are not, intended to become an element of our ongoing executive compensation philosophy.
2021 Special Transformation Incentive Awards
To recognize that Ritchie Bros. is in the midst of major transformational change being led by a new CEO and senior management team, the Compensation Committee considered a variety of potential compensation alternatives to further motivate and accelerate the execution of the strategic transformation and create strong alignment between management and shareholders. In August 2021, the Compensation Committee approved the 100% performance-based Special Transformation Incentive Awards that require significant shareholder value creation as measured by both absolute and relative stock price performance before any payout is achieved. It does this via a combination of Premium Priced Options (“PPO”) and PSUs. The program also supports retention of the Ritchie Brothers executive team, many of whom are newly tenured and thus have limited unvested Company stock holdings. The grant value was approximately equal to the current annual LTI grant value for each participant.
Half of the grant date fair value is in the form of PPO awards that cliff vest on August 12, 2024, the three-year anniversary

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2021 Compensation for Named Executive Officers
of the grant date (with certain exceptions, no interim vesting) with a 6-year maximum option term to ameliorate overhang relative to typical ten-year option terms. PPO awards were granted with three premium exercise prices equal to $80, $90 and $100, which represented appreciation from the grant date of approximately 30%, 46% and 63%, respectively. Attainment of these prices would result in an increased market capitalization of $8.8 billion ($2.0 billion increase) to $11.0 billion ($4.3 billion increase) from the December 31, 2021 market capitalization of $6.8 billion.
The NEOs were awarded PPOs as follows:
Name	PPOs at $80	PPOs at $90	PPOs at $100	Total Premium-Priced Stock Options
Ann Fandozzi	74,669	92,214	112,877	279,760
Sharon Driscoll	23,009	28,415	34,782	86,206
James Kessler	20,742	25,615	31,355	77,712
Baron Concors	18,437	22,769	27,871	69,077
Kari Taylor	13,713	16,935	20,729	51,377
Total	150,570	185,948	227,614	564,132
The other half of the award is in the form of PSUs that may be earned at the end of a three-year performance period ending on August 11, 2024. The performance required is challenging and awards are forfeited in their entirety if relative TSR is below the median of the S&P 500 index members as of the date of grant. Earned PSUs, if any, will vest on August 11, 2024 and must be held for twelve months after the three-year performance period. No dividend equivalents are awarded on the PSUs, meaning that the award is focused solely on stock price appreciation in support of our commitment to the creation of sustainable shareholder value.
The percentage of PSUs that will vest at the end of the three-year vesting period will be determined in accordance with the following definitions and targets.
Performance Factor:	The Company’s relative TSR over the Performance Period compared to the TSR over the Performance Period of S&P 500 index members as of the date of grant
rTSR Performance Targets (1)	% of Target PSUs Earned
Below 50th percentile	0%
At or Above 50th percentile	50%
At or Above 62.5th percentile	100%
At or Above 75th percentile	150%
At or Above 87.5th percentile	200%
99th percentile and above	300%
(1)	rTSR achievement will be interpolated between levels.
The NEOs were awarded PSUs as follows:
Name	PSU Awards
Ann Fandozzi	34,218
Sharon Driscoll	10,544
James Kessler	9,505
Baron Concors	8,449
Kari Taylor	6,284
Total	69,000
These awards are not intended to become an element of our ongoing executive compensation philosophy.

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Deferred Compensation
The Ritchie Bros. Auctioneers (America) Inc. Deferred Compensation Plan was effective January 1, 2018. It provides certain executives in the United States the opportunity to defer a portion of their base salary and/or a portion of their bonuses under the U.S. Deferred Compensation Plan. The contributions to this plan are not matched by the Company.
See “Non-Qualified Deferred Compensation—U.S. Deferred Compensation Plan” on page 86 for a summary of the material terms of the U.S. Deferred Compensation Plan.
Other Compensation
The NEOs are eligible to participate in the Employee Share Purchase Plan (ESPP) under the same terms and conditions as all eligible employees. Employees can contribute up to 4% of their base salary and will receive an employer match that ranges from 50% to 100% based on their length of service and an overall company match maximum. Shares are purchased monthly on the open market at prevailing market prices.
In the United States, the Company also offers a tax-qualified 401(k) plan to all employees. The 401(k) plan provides for an employer match of 50% (up to $4,000) of all eligible contributions.
In Canada, we offer a RRSP to all full-time employees. The RRSP provided for an employer matching contribution of 50% (up to $4,000 CAD) of all eligible contributions.
We also provide certain other compensation to our NEOs. We provide a car allowance to Ms. Driscoll. We reimburse, subject to an annual limit, professional advice concerning tax planning and compliance when executives are required to work outside of their country of residence. All perquisites and personal benefits that, in 2021, in aggregate exceeded $10,000 in value for any NEO are identified and quantified under “All Other Compensation” in the “Summary Compensation Table” on page 77. The Compensation Committee believes the foregoing elements of compensation are aligned with market practice and appropriate given the relatively low cost to the Company.

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Compensation Peer Group
The Company’s executive compensation program is designed to recruit and retain the caliber of executive ofﬁcers and other key employees necessary to deliver sustained high performance to our shareholders and customers.
The Company auctioned $5.5 billion of machinery, through various channels including live and online auctions, in 2021. Our teams manage the acquisition, transportation, maintenance, financing, sale, and delivery of this equipment in a global marketplace that operates both on site and online across four continents in 22 languages. They also manage the funds the auctions generate. Executives who can manage operations of this scale and complexity, have experience in the relevant geographic markets, drive cash flow and execute our transformation roadmap to invigorate earnings growth, expect and deserve compensation commensurate with the scope of their roles and their capabilities.
Our Company is unique. Over the past five years, the Compensation Committee has worked with its independent consultant, Meridian, to identify and select fair and appropriate market data peers against which to benchmark the Company’s compensation program.
The Compensation Committee uses this Peer Group as a starting point to set NEO compensation. We target NEO compensation to a competitive range of the median compensation of companies in the selected Peer Group and also take into account scope of responsibilities and performance and experience in the respective roles.
In accordance with rigorously defined qualitative and quantitative criteria, and in consultation with independent advisers as well as the CEO and the CHRO, the Compensation Committee has refined the Peer Group to include the companies listed in the table below.
Our Peer Group includes 16 companies from 9 sectors, representing companies in related businesses and our customer industries — Diversified Support Services; Trading and Distribution; Construction and Engineering; Internet and Direct Marketing Retail, Research and Consulting Services, Electrical Components and Equipment, Consulting Services, Interactive Media and Services and Financial Exchanges and Data.
The table below examines both the non-financial and financial components that were evaluated when determining our choice of peers. In the non-financial columns, checks indicate companies that share our non-financial considerations; in the financial columns, a check shows that the relevant metric for that company was considered to fall within an appropriate range of the Company.
Our current Peer Group is as follows:
	Non-Financial / Qualitative Considerations			Financial Size Parameters
Company	Auction / Market Place / Digital	Customers	Talent Competitor	Revenue	GTV	Market Cap	Cash Flow	Operating Income	EBIDTA	Gross Margin
Copart, Inc.	✔		✔	✔	✔					✔
CoStar Group, Inc.	✔		✔	✔	✔		✔	✔	✔	✔
Etsy, Inc.	✔		✔	✔	✔	✔	✔	✔	✔	✔
Finning International Inc.		✔	✔		✔	✔	✔	✔	✔	✔
Generac Holdings Inc.			✔	✔	✔	✔	✔	✔	✔	✔
GrubHub Inc. (1)	✔		✔	✔	✔	✔	✔			✔
Herc Holdings Inc.		✔		✔			✔	✔	✔	✔
KAR Auction Services, Inc.	✔		✔	✔	✔	✔	✔	✔	✔	✔
KBR, Inc.					✔	✔	✔	✔	✔
Rush Enterprises, Inc.		✔	✔		✔			✔	✔	✔
Stamps.com Inc. (1)	✔		✔	✔		✔	✔	✔	✔	✔
TMX Group Ltd.	✔			✔	✔	✔	✔	✔	✔	✔
Toromont Industries Ltd.		✔	✔	✔	✔	✔	✔	✔	✔	✔
TripAdvisor		✔	✔	✔		✔	✔	✔	✔	✔
WillScot Mobile Mini, Holdings Corp.			✔	✔		✔	✔	✔	✔	✔
Zillow Group, Inc.	✔		✔	✔	✔					✔
(1)	GrubHub and Stamps.com were acquired in 2021 and financial data is no longer available for benchmarking purposes.

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Compensation Peer Group
Fair and Appropriate Criteria for Peer-Company Selection
The Company has faced two primary issues in establishing its Peer Group:
(1)	There are no directly comparable, publicly traded auction companies to benchmark against; and
(2)
While reported revenue is generally a reflection of a company’s size and complexity, this is not the case for our Company. Rather, our reported revenue is only a percent commission of the total value of the assets we market, transact and sell through our sales channels—our GTV, which is similar to revenue for other companies. As such, this prevents us from assembling a peer group using revenue as a significant factor.

Despite the fact that we act as, and require the infrastructure of, an equipment dealer, our revenue calculations resemble those of a broker (commission only). Thus, our revenue does not reflect our scope, complexity and size relative to other companies. Our support infrastructure, including our physical plant, sales, marketing, operations, finance, and legal teams, have been built to facilitate the volume and value of transactions through our sales channels — not simply the percent commission we retain as revenue.
As such, our GTV is more akin to Gross Revenue at other equipment distributors, who sell from inventory and revenue understates our size and complexity from an operational and management perspective. Accordingly, when building an appropriate peer group, the Compensation Committee working with independent advisers, selected companies using multiple metrics including GTV, market capitalization, net income, EBITDA, and gross margin — to compare our size against that of peer group candidates. Given the unique operating margins we generate as a result of reporting our commission as revenue, we also evaluated our placement in the peer group by comparing our ‘peers’ reported revenue to a multiple of our revenue, which was calculated as our net income divided by the median net income to revenue ratio from the ISS published peer group for the Company.
With no direct peers among Industrial Auction firms, we consider candidates from related sectors such as Construction and Engineering and Diversified Support Services.
On the qualitative level, we favor growth companies with the following characteristics:
•	global auction/marketplace operations
•	serving a similar customer base or customers for the equipment we auction
•	competing for a similar pool of talent
To reflect our shareholders’ primary source of financial value, we focus on the following quantitative metrics:
•	revenue — which we compare against the Company’s GTV and a multiple of revenue
•	market capitalization
•	cash flow
•	operating income
•	EBITDA
•	gross margins
While GTV is not considered a measure of financial performance or liquidity, and is not presented in the Company’s consolidated financial statements, it is highly relevant in measuring the health, size and growth of the business, and, for our business, is a stronger indicator of company size than reported revenue alone. Management and the Compensation Committee believe that comparing GTV over different financial periods provides useful comparative information about our revenue and net income.

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Compensation Peer Group
The graph below presents a fine gauge at the size-appropriateness of our peer group: with the Company’s results shown as the baseline (1.0x), the majority of peers fall within the target range of 1/3x to 3.0x the Company’s results in each financial metric.

The Compensation Committee believes these selected companies comprise a reasonable and useful Peer Group for purposes of evaluating the competitiveness and appropriateness of the Company’s compensation program.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2022 Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
Submitted by the members of the Compensation Committee of the Board of Directors:
Sarah Raiss, Chair
Robert G. Elton
J. Kim Fennell
Lisa Hook

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Executive Compensation Tables
Summary Compensation Table
A summary of the compensation paid to our NEOs for each of the 2019, 2020 and 2021 fiscal years is set forth below. Additional information on the components of the total compensation package, including a discussion of the proportion of each element to total compensation, is discussed under “Compensation Discussion and Analysis” starting on page 52.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Ann Fandozzi (7) Chief Executive Officer	2021	900,000	—	4,264,545	4,050,020	1,017,782	149,383	10,381,730
	2020	890,191	—	3,650,001	500,003	2,051,156	102,074	7,193,425
	2019	—	—	—	—	—	—	—
Sharon Driscoll (8) Chief Financial Officer	2021	498,563	—	1,309,642	1,243,544	338,285	68,876	3,458,910
	2020	469,721	—	468,750	468,753	637,739	56,727	2,101,690
	2019	513,690	87,750	359,463	359,467	424,022	55,996	1,800,389
James Kessler(7) President and Chief Operating Officer	2021	516,667	—	1,184,596	1,125,019	524,051	70,359	3,420,692
	2020	322,115	—	2,500,000	500,009	439,000	42,610	3,803,734
	2019	—	—	—	—	—	—	—
Baron Concors (7) Chief Information Officer	2021	400,000	—	1,052,974	1,000,015	235,221	36,459	2,724,669
	2020	310,769	—	800,000	400,005	367,838	20,349	1,898,961
	2019	—	—	—	—	—	—	—
Kari Taylor Chief Revenue Officer	2021	420,833	—	783,150	743,768	410,890	25,124	2,383,765
	2020	400,000	—	300,002	300,012	428,967	12,625	1,441,606
	2019	202,708	—	364,997	365,006	235,273	29,875	1,197,861
(1)
Amounts reported reflect the base salary earned by the NEOs. Base for Ms. Driscoll included a Co-CEO stipend of $67,500 in 2019 and an additional stipend in 2020 for $7,450 for the period prior to Ms. Fandozzi joining the Company.

(2)
Reflects additional amounts paid to recognize outstanding performance during the Company’s transition to a new CEO. Amounts paid under the Company’s short-term incentive plan are reported in the “Non-Equity Incentive Plan Compensation” column.

(3)
The dollar amounts represent the aggregate grant date fair value of PSUs and RSUs granted during each of the years presented, measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2021, without taking into account estimated forfeitures.

With respect to PSUs and RSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the at target vesting of 100% of the PSUs and RSUs awarded. Assuming the highest level of performance is achieved, which would result in the vesting of 200% of target performance for unearned PSUs, except for 2021 Special Transformation Incentive Award PSUs that assumes 300% of target performance for unearned PSUs and 100% of all RSUs, the aggregate grant date fair value of the share awards set forth in the Summary Compensation Table would be:
Named Executive Officer	2021 ($)	2020 ($)	2019 ($)
Ann Fandozzi	10,768,634	7,300,002	—
Sharon Driscoll	3,309,378	937,499	718,926
James Kessler	2,991,287	5,000,000	—
Baron Concors	2,658,922	1,600,002	—
Kari Taylor	1,977,574	600,003	547,496
The dividend equivalents attributable to PSUs and RSUs are deemed “reinvested” in PSUs and RSUs and will only be distributed upon the vesting, if any, of the PSUs and RSUs under the terms of the respective plans.
(4)
The dollar amounts represent the aggregate grant date fair value of stock option awards granted during each of the years presented. The grant date fair value of a stock option award is measured in accordance with ASC 718 utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2021, without taking into account estimated forfeitures. For a discussion of specific stock option awards granted during 2021, see “2021 Grants of Plan-Based Awards” and the narrative discussion that follows.

(5)
Reflects amounts earned under the Company’s short-term incentive plan in the relevant year, regardless of whether paid in the following year. In 2019, additional amounts were paid to recognize outstanding performance during the Company’s transition to a new CEO to Ms. Driscoll ($55,688).

(6)	Reflects compensation in 2021 to:
•
Ms. Fandozzi representing the Company’s matching contribution to the ESPP ($16,000), the Company’s matching contribution to the 401(k) plan ($4,000), tax preparation ($20,000) and dividend equivalents corresponding to PSUs ($109,383);

•
Ms. Driscoll representing a car allowance ($19,145), the Company’s matching contribution to the ESPP ($14,957), the Company’s matching contribution to the RRSP ($3,191), and dividend equivalents corresponding to PSUs ($30,678) and RSUs ($905);

•
Mr. Kessler representing the Company’s matching contribution to the ESPP ($2,583), the Company’s matching contribution to the 401(k) plan ($4,000) and dividend equivalents corresponding to PSUs ($63,776);

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•
Mr. Concors representing the Company’s matching contribution to the ESPP ($8,000), the Company’s matching contribution to the 401(k) plan ($4,000) and dividend equivalents corresponding to PSUs ($24,459); and

•	Ms. Taylor representing the Company’s matching contribution to the 401(k) plan ($4,000) and dividend equivalents corresponding to PSUs ($16,192) and RSUs ($4,932).
(7)	Ms. Fandozzi, Mr. Kessler, and Mr. Concors joined the Company in 2020.
(8)
Ms. Driscoll is paid in Canadian dollars. Amounts reported converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 for 2021, CA$1 to US$0.7462 for 2020 and CA$1 to US$0.7537 for 2019, all as of December 31 of the respective year.

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees and the annualized annual total compensation of Ann Fandozzi, our Chief Executive Officer (our “CEO”), in each case, inclusive of compensation under nondiscriminatory benefit plans.
For 2021, our last completed fiscal year:
•	the annual total compensation of our median employee (other than our CEO) was $66,628;
•	Ms. Fandozzi’s annual total compensation was $10,397,125; and
•
based on this information, for 2021 the ratio of the median of the annual total compensation of all employees to the annual total compensation of our CEO was 1 to 156. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K.

Under the SEC’s pay ratio rules, a company is required to identify its median employee only once every three years and calculate total compensation for that employee each year provided that, there has been no change in its employee population or employee compensation arrangements that it reasonably believes would result in a significant change to its pay ratio disclosure. Since we have not experienced any change that we reasonably believe would significantly impact our pay ratio disclosure, we continue to use the median employee identified in fiscal 2020 for purposes of our fiscal 2021 pay ratio disclosure. We used the following material assumptions, adjustments, and estimates to identify the median employee as of December 31, 2020, to determine the median of the annual total compensation of all our employees other than our CEO and to determine the annual total compensation of the median employee and our CEO:
•
We determined that, as of December 31, 2020, our employee population consisted of approximately 5,062 individuals working at our parent company and consolidated subsidiaries. This population consisted of our full-time, part-time, and temporary employees. We had no seasonal employees as of December 31, 2020.

•
As permitted under SEC rules, we adjusted the employee population to exclude 253 non-U.S. employees (which is just below 5.0% of our total workforce shown above), including all employees from the following foreign jurisdictions: Belgium (2), China (12), Denmark (1), Finland (19), France (25), Germany (30), Hong Kong (1), Ireland (12), Italy (27), Japan (3), Panama (1), Poland (10), Portugal (1), Romania (2), Singapore (5), Spain (28), Sweden (11), Turkey (3), United Arab Emirates (32) and United Kingdom (28). Following these exclusions, our adjusted employee population was 4,809, of which 1,387 were part-time or temporary employees.

•
We calculated, for each employee in the adjusted employee population, the employee’s gross pay, and taxable benefits (converted to USD), and in doing so we annualized the compensation for our permanent full-time and part-time employees who were newly hired during 2020 and therefore not employed for the full measurement period.

•
For both the median employee and our CEO, we included the estimated aggregate value of the employee’s compensation under the following non-discriminatory benefit plans: (i) group health care benefits and (ii) group life insurance.

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2021 Grants of Plan-Based Awards
The following table provides information related to grants of plan-based awards to our NEOs during the 2021 fiscal year.
		Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Stock Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	(#)	(#)	($/Share)	($)
Ann Fandozzi		562,500	1,125,000	2,250,000
	25-Feb-21(3)				1,012,500	2,025,000	4,050,000				2,025,000
	25-Feb-21(4)								164,367	54.83	2,025,001
	12-Aug-21(5)				1,119,772	2,239,545	6,718,634				2,239,545
	12-Aug-21(6)								74,669	80.00	675,008
	12-Aug-21(6)								92,214	90.00	675,006
	12-Aug-21(6)								112,877	100.00	675,004
Sharon Driscoll(7)		186,961	373,922	747,844
	25-Feb-21(3)				309,774	619,548	1,239,095				619,548
	25-Feb-21(4)								50,288	54.83	619,548
	12-Aug-21(5)				345,047	690,094	2,070,283				690,094
	12-Aug-21(6)								23,009	80.00	208,001
	12-Aug-21(6)								28,415	90.00	207,998
	12-Aug-21(6)								34,782	100.00	207,996
James Kessler		275,000	550,000	1,100,000
	25-Feb-21(3)				281,250	562,500	1,125,000				562,500
	25-Feb-21(4)								45,658	54.83	562,507
	12-Aug-21(5)				311,048	622,096	1,866,287				622,096
	12-Aug-21(6)								20,742	80.00	187,508
	12-Aug-21(6)								25,615	90.00	187,502
	12-Aug-21(6)								31,355	100.00	187,503
Baron Concors		130,000	260,000	520,000
	25-Feb-21(3)				250,000	500,000	1,000,000				500,000
	25-Feb-21(4)								40,585	54.83	500,007
	12-Aug-21(5)				276,487	552,974	1,658,922				552,974
	12-Aug-21(6)								18,437	80.00	166,670
	12-Aug-21(6)								22,769	90.00	166,669
	12-Aug-21(6)								27,871	100.00	166,669
Kari Taylor		212,500	425,000	850,000
	25-Feb-21(3)				185,938	371,875	743,750				371,875
	25-Feb-21(4)								30,185	54.83	371,879
	12-Aug-21(5)				205,637	411,275	1,233,824				411,275
	12-Aug-21(6)								13,713	80.00	123,966
	12-Aug-21(6)								16,935	90.00	123,964
	12-Aug-21(6)								20,729	100.00	123,959
(1)	Represents the possible payout under our short-term incentive plan for 2021. For amounts actually paid under these awards, see “— Summary ,Compensation Table” on page 77.
(2)
Represents the grant date fair value of stock and option awards measured in accordance with the guidance in ASC 718, utilizing the assumptions discussed in Note 2(f) and Note 24 to our financial statements for the fiscal year ended December 31, 2021, without taking into account estimated forfeitures. With respect to PSUs, the estimate of the grant date fair value determined in accordance with ASC 718 assumes the vesting of 100% of the PSUs awarded.

(3)	Represents PSUs granted in 2021 under the Executive PSU Plan and excludes dividend equivalents.
(4)	Represents stock options granted in 2021 under our Stock Option Plan.
(5)	Represents 2021 Special Award PSUs granted in 2021 under the Executive PSU Plan and excludes dividend equivalents. See “2021 Special Transformation Incentive Awards” on page 70.
(6)	Represents 2021 Special Transformation Incentive Award premium-priced stock options granted in 2021 under our Stock Option Plan. See “2021 Special Transformation Incentive Awards” on page 70.
(7)
Ms. Driscoll is paid in Canadian dollars. Amounts reported to Ms. Driscoll are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 as of December 31, 2021.

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Executive Compensation Tables
Stock Option Plan
The Company’s Amended and Restated Stock Option Plan (the “Stock Option Plan”) permits the Company to grant to eligible persons options that are exercisable to purchase common shares of the Company at a specified exercise price. Up to 18,900,000 common shares may be issued pursuant to the Stock Option Plan. The number of common shares issuable to “insiders” at any time and issued to insiders in any one-year period pursuant to our Stock Option Plan and any other securities based compensation arrangement cannot exceed 10% of the issued and outstanding shares. The Stock Option Plan provides flexibility regarding the terms of individual grants. The February grants to the NEOs in 2021 were made in accordance with the Company’s current Stock Option Policy, which provides that:
•	the exercise price of each option will be equal to the closing price of the Company’s common shares on the NYSE on the date of grant;
•	vesting of options will occur over three years from the date of grant, with 1/3 vesting on each of the first three anniversaries of the grant date; and
•
options will expire ten years after the date of grant, subject to a provision of the Stock Option Plan that provides, subject to certain exceptions, that if the tenth anniversary of the grant falls within, or within five business days after the end of, a “blackout period”, the date will be extended to the fifth business day after the end of such blackout period.

The 2021 Special Awards to the NEOs are discussed under the section “2021 Special Transformation Incentive Awards” on page 70.
The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries are set forth in the option agreement, which may be waived or modified by the Compensation Committee at any time. The Stock Option Policy provides for the following terms, unless otherwise determined by the Compensation Committee, and such terms were incorporated into the February 2021 option grants to NEOs:
•
in the case of termination without cause, excluding voluntary termination, immediate vesting of all unvested options, and the optionee has 90 days from the date on which the optionee ceases to be employed by the Company to exercise all options;

•	in the case of voluntary termination, other than retirement, immediate cancellation of all unvested options, and the optionee has 90 days to exercise vested options;
•
in the case of retirement, all unvested options continue to vest after retirement in accordance with the existing vesting schedule for those particular options and all options expire on the earlier of three years from the date of retirement and the option 10-year expiry date, provided if the participant takes on any substitute paid employment before the third anniversary, the options will expire on the date when such participant takes on such paid employment or engagement;

•
in the case of death, all unvested options vest immediately, and the optionee’s legal representative has 365 days from the date of death to exercise the options if the optionee’s employment or eligibility ceases by reason of his or her death or if the optionee dies prior to the expiration of the periods described in the three bullet points above; or

•	in the case of termination with cause, all options expire immediately upon termination.
The Compensation Committee may incorporate into any option agreement terms which will, notwithstanding the time or time specified in such option agreement for the exercise of the option granted thereunder, allow the optionee to elect to purchase all or any of the common shares then subject to such option if the Compensation Committee in its discretion determines to permit the optionee to exercise the option in respect of such shares; provided, that the Stock Option Plan imposes restrictions on the acceleration of vesting of options in connection with a change of control.
The Stock Option Policy prohibits the granting of options during a blackout period. In addition, it prohibits the granting of options to our non-executive directors. With respect to continuing employees that are to receive options, the Company’s policy is to make such grants annually, as of the fifth business day following the release of the Company’s results for the most recently completed fiscal year.
The August 2021 grants to the NEOs were Special Awards under the Stock Option Plan. Details of these grants are discussed under the section “2021 Special Transformation Incentive Awards” on page 70.
IronPlanet Stock Plans
Pursuant to the acquisition of IronPlanet in 2017, the Company assumed all outstanding unvested stock options (the
“IronPlanet Options”) granted under the IronPlanet, Inc. 1999 Stock Plan (the “1999 IronPlanet Stock Plan”) and

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Executive Compensation Tables
IronPlanet Holdings, Inc. 2015 Stock Plan (the “2015 IronPlanet Stock Plan”, and together with the 1999 IronPlanet Stock Plan, the “IronPlanet Stock Plans”). By the terms of the merger agreement and the stock option assumption notice provided to IronPlanet Option holders, the IronPlanet Options were automatically converted into options to acquire an aggregate of 737,358 common shares of the Company, with exercise prices per common share adjusted to give effect to the merger. Otherwise, the IronPlanet Options continued to be governed by the respective IronPlanet Stock Plans on the same terms and conditions (including vesting and vesting acceleration provisions) as applicable prior to the effective time of the merger. The Company does not intend to make any additional awards under the IronPlanet Stock Plans.
The terms and vesting of options granted under the IronPlanet Stock Plans are fixed by the respective plan administrator in connection with the grant of each option and set forth in each option agreement. Nonetheless, the option term may not exceed (i) 10 years from the grant date or (ii) such shorter term as may be provided in the option agreement.
The circumstances under which an option will be exercisable in the event that the optionee ceases to be employed or to provide services to the Company or one of its subsidiaries or affiliates are, (i) under the 2015 IronPlanet Stock Plan, set forth in the option agreement, which provisions may be waived or modified by the Board or Compensation Committee at any time, and (ii) under the 1999 IronPlanet Stock Plan, as follows, unless otherwise determined by the Board or any of its committees:
•
in the case of termination of employment or service other than as provided below, the optionee has up to 3 months after the date of such termination (but in no event later than the expiration date of such option) to exercise the option;

•
in the case of termination of employment or service as a result of such optionee’s total and permanent disability, the optionee may exercise the option within 12 months from the date of termination, or as a result of such optionee’s certain other types of disability, the optionee may exercise the 1999 IronPlanet Stock Plan options within 6 months from the date of termination (but in no event later than the expiration date of such option); or

•
in the case of death of the optionee during the term of employment or service or within 30 days following termination of employment or service, the option may be exercised at any time within 12 months following the date of death (but in no event later than the expiration date of such option).

The IronPlanet Stock Plans’ respective administrator may at any time offer to buy out for a payment in cash or common shares of the Company any option previously granted under the IronPlanet Stock Plans on such terms and conditions as such administrator will establish and communicate to the optionee at the time that such offer is made.
In the event of certain change of control transactions (i) under the 2015 IronPlanet Stock Plan, each outstanding option will be treated as the administrator determines and the administrator need not treat all outstanding options (or portions thereof) in an identical manner, and (ii) under the 1999 IronPlanet Stock Plan, each outstanding option will be assumed or an equivalent option or right will be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, in which case such options will terminate upon the consummation of the transaction.
Performance Share Unit Plans
2015 PSU Plans
The Company’s Amended and Restated Senior Executive PSU Plan (the “Executive PSU Plan”) and Amended and Restated Employee PSU Plan (the “Employee PSU Plan” and, together with the Executive PSU Plan, the “PSU Plans”) permit the Company to grant performance share units (“PSUs”) to employees. A PSU is an award under which the recipient is eligible to earn a payment during an applicable performance period based upon the performance of the Company against certain criteria during and at the end of such performance period. The PSUs, following vesting, entitle the participant to receive, at the election of the Compensation Committee or the Board, either cash or common shares of the Company, net of applicable withholding taxes. The amount of the payment to be made is calculated based on the number of vested PSUs multiplied by the fair market value of one common share as at the date of vesting, based on the volume weighted average price of the common shares reported by the NYSE for the twenty trading days prior to the date of vesting.
If the Compensation Committee or the Board determines to satisfy the payment in common shares of the Company, the amount of the payment, net of applicable withholding taxes, will either be satisfied by the issuance of common shares to the participant or by making open market purchases of common shares on behalf of the participant, as determined by the Compensation Committee or the Board, subject to certain restrictions including that vested PSUs held by our NEOs may not be satisfied through open market purchased common

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Executive Compensation Tables
shares. The maximum number of common shares that may be issued under the PSU Plans is 2,300,000. No more than 500,000 common shares will be purchased in the open market under the 2015 PSU Plans.
The PSU Plans provide the Compensation Committee and the Board with significant discretion regarding the vesting terms and criteria for PSUs, including the waiver of any vesting restrictions. Additional PSUs are credited on PSUs held by participants corresponding to dividends declared on the common shares. Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:
•
without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;

•	for cause, unvested PSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested PSUs will not vest and will be forfeited;
•
as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s PSU account as at the last day of active employment that subsequently vest; and

•
upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of PSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Executive PSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Executive PSU Plan, upon a change of control or within one year following a change of control, then all PSUs recorded in the participant’s PSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested PSUs, net of all applicable tax withholdings, within 30 days of the date of termination.
For purposes of the Executive PSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:
•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•
a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.
The 2021 Special Awards to the NEOs are discussed under the section “2021 Special Transformation Incentive Awards” on page 70.
Restricted Share Unit Plans
The Company’s Amended and Restated Senior Executive RSU Plan (the “Senior Executive RSU Plan”) and Amended and Restated Employee RSU Plan (the “Employee RSU Plan” and, together with the Senior Executive RSU Plan, the “RSU Plans”) permit the Company to grant restricted share units (“RSUs”) to employees. An RSU is an award under which the recipient is eligible to earn a cash payment or a specified number of our common shares following an applicable vesting period based. The RSUs, following vesting, entitle the participant to: (i) a specified amount of cash, net of all applicable withholding taxes; (ii) a payment that, net of all applicable withholding taxes, will be satisfied by the issuance of common shares of the Company; or (iii) a payment that, net of all applicable withholding taxes, will be applied to open market purchases of common shares of the Company on behalf of participants; provided that this method of settlement is not available for certain of our officers and directors. The payment to be received, or applied to the purchase or issuance of common shares of the Company, is based on the number of vested RSUs multiplied by the fair market value of one common share of the Company as at the date of vesting.

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The maximum number of common shares that may be issued or delivered pursuant to open market purchases under the RSU Plans is 800,000.
Unless the Board or Compensation Committee otherwise determines, in the event of termination of a participant’s employment by the Company or an affiliate:
•
without cause, including following the incapacity of the participant, the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the last day of active employment that subsequently vest, on a prorated basis to reflect the portion of the vesting period during which the participant was employed;

•	for cause, unvested RSUs will not vest and will be forfeited;
•	as a result of voluntary resignation by the participant (other than retirement), unvested RSUs will not vest and will be forfeited;
•
as a result of retirement of the participant (when the participant is at least 55 years old), the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s RSU account as at the last day of active employment that subsequently vest; and

•
upon the death of a participant, the beneficiary or legal representatives of the participant will be entitled to receive payment in respect of RSUs recorded in the participant’s account as at the date of death that vest thereafter, which payment shall be settled in shares, net of applicable tax withholding or shall be payable by a lump sum cash payment, net of applicable tax withholding.

For participants in the Senior Executive RSU Plan, if a participant’s employment with the Company or a subsidiary of the Company is terminated (i) by the Company or subsidiary, other than for cause, upon a change of control or within two years following a change of control or (ii) by the participant for good reason, as defined in the Senior Executive RSU Plan, upon a change of control or within one year following a change of control, then all RSUs recorded in the participant’s RSU account as at the date of termination shall vest, and the participant will be entitled to receive a cash payment in respect of all vested RSUs, net of all applicable tax withholdings, within 30 days of the date of termination.
For purposes of the Senior Executive RSU Plan, a “change of control”, unless otherwise defined in the applicable grant agreement or grant letter, means the occurrence of any one of the following events:
•	a person or group of persons acting jointly or in concert, acquiring or accumulating beneficial ownership of more than 50% of the Company’s common shares;
•
a person or group of persons acting jointly or in concert, holding or beneficially owning at least 25% of the Company’s common shares and being able to change the composition of the Board by having the person’s or group of persons’ nominees elected as a majority of the Board; or

•	the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever.

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Executive Compensation Tables
Outstanding Equity Awards as of December 31, 2021
The following table provides information related to the outstanding stock option awards and share-based awards held by each of our NEOs as of December 31, 2021.
		Option Awards(1)				Share Awards (2)
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date/ Performance Award Period	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)(3)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)(3)
Ann Fandozzi	12-Aug-21	—	74,669	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	92,214	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	112,877	100.00	12-Aug-27	—	—	—	—
	12-Aug-21(4)	—	—	—	—	—	—	17,109	1,047,231
	25-Feb-21	—	164,367	54.83	25-Feb-31	—	—	—	—
	25-Feb-21(5)	—	—	—	—	—	—	71,735	4,390,871
	5-Mar-20	—	60,976	40.64	5-Mar-30	—	—	—	—
	5-Mar-20(6)	—	—	—	—	—	—	179,835	11,007,705
Sharon Driscoll	12-Aug-21	—	23,009	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	28,415	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	34,782	100.00	12-Aug-27	—	—	—	—
	12-Aug-21(4)	—	—	—	—	—	—	5,372	322,694
	25-Feb-21	—	50,288	54.83	25-Feb-31	—	—	—	—
	25-Feb-21(5)	—	—	—	—	—	—	21,947	1,343,384
	5-Mar-20	19,055	38,110	40.64	5-Mar-30	—	—	—	—
	5-Mar-20(6)	—	—	—	—	—	—	23,095	1,413,659
	7-Mar-19	31,953	15,976	33.79	7-Mar-29	—	—	—	—
	7-Mar-19(7)	—	—	—	—	•	•	—	—
	1-Mar-18	42,857	—	32.16	1-Mar-28	—	—	—	—
	2-Mar-17	32,559	—	32.16	2-Mar-27	—	—	—	—
	2-Mar-16	28,963	—	24.07	1-Mar-26	—	—	—	—
	12-Aug-15	40,764	—	30.17	12-Aug-25	—	—	—	—
James Kessler	12-Aug-21	—	20,742	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	25,615	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	31,355	100.00	12-Aug-27	—	—	—	—
	12-Aug-21(4)	—	—	—	—	—	—	4,752	290,897
	25-Feb-21	—	45,658	54.83	25-Feb-31	—	—	—	—
	25-Feb-21(5)	—	—	—	—	—	—	19,926	1,219,687
	12-May-20	17,883	35,768	41.84	5-Mar-30	—	—	—	—
	12-May-20(6)	—	—	—	—	—	—	121,658	7,446,661
	—
Baron Concors	12-Aug-21	—	18,437	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	22,769	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	27,871	100.00	12-Aug-27	—	—	—	—
	12-Aug-21(4)	—	—	—	—	—	—	4,224	258,576
	25-Feb-21	—	40,585	54.83	25-Feb-31	—	—	—	—
	25-Feb-21(5)	—	—	—	—	—	—	17,712	1,084,166
	12-May-20	14,307	28,612	41.84	12-May-30	—	—	—	—
	12-May-20(6)	—	—	—	—	—	—	38,930	2,382,931

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Executive Compensation Tables
		Option Awards(1)				Share Awards (2)
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date/ Performance Award Period	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Common Shares or Units of Stock Held That Have Not Vested (#)(2)	Market Value of Common Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Common Shares, Units or Other Rights That Have Not Vested (#)(3)	Market Value of Unearned Common Shares, Units or Other Rights That Have Not Vested ($)(3)
Kari Taylor	12-Aug-21	—	13,713	80.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	16,935	90.00	12-Aug-27	—	—	—	—
	12-Aug-21	—	20,729	100.00	12-Aug-27	—	—	—	—
	12-Aug-21(4)	—	—	—	—	—	—	3,142	192,316
	25-Feb-21	—	30,185	54.83	25-Feb-31	—	—
	25-Feb-21(5)	—	—	—	—	—	—	13,173	806,349
	5-Mar-20	7,725	15,446	40.64	5-Mar-30	—	—	—	—
	5-Mar-20(6)	—	—	—	—	—	—	9,361	573,009
	11-Aug-20	2,879	5,756	57.47	11-Aug-30	—	—	—	—
	11-Aug-20(6)	—	—	—	—	—	—	4,709	288,216
	12-Aug-19	31,118	15,558	38.31	12-Aug-29	—	—	—	—
	12-Aug-19(7)	—	—	—	—	•	•	—	—
	12-Aug-19(8)	—	—	—	—	5,296	324,155	—	—
(1)	All stock option awards reported in the table were granted under our Stock Option Plan.
(2)
Represents PSUs granted under the Executive PSU Plan at target performance for earned PSUs and RSUs granted under the Executive RSU Plan. The amount includes dividend equivalent units that are earned during the vest period and vest when the underlying PSUs or RSUs vest. Market value is based on the closing share price on the NYSE as of December 31, 2021, which was $61.21 per share.

(3)
Represents PSUs granted under the Executive PSU Plan and assumes 200% of target performance for unearned PSUs, except for 2021 Special Awards PSUs that assumes 50% of target performance for unearned PSUs. Market value is based on the closing share price on the NYSE as of December 31, 2021, which was $61.21 per share. The amount includes dividend equivalent units that are earned during the vest period and vest when the underlying PSUs vest.

(4)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending July 31, 2024 that vest on August 11, 2024.
(5)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending December 31, 2023 that vest on February 24, 2024.
(6)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending December 31, 2022 that vest on March 4, 2023.
(7)	Represents PSUs granted under the Executive PSU Plan for the three-year performance period ending December 31, 2021 that vest on March 6, 2022 at •% of target performance.
(8)	Represents RSUs granted under the Executive RSU Plan that vest on August 11, 2022.
Stock Option Exercises and Shares Vested in 2021
The following table provides information regarding our NEO’s stock option exercises under the Stock Option Plan and awards vesting under the RSU Plans and the PSU Plans during 2021.
	Option Awards		Stock Awards
Name	Number of Common Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Common Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ann Fandozzi	—	—	—	—
Sharon Driscoll	14,795	557,437	26,540	1,499,260
James Kessler	—	—	—	—
Baron Concors	—	—	—	—
Kari Taylor	—	—	—	—
(1)	Value realized on exercise of stock options is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not reflect actual proceeds received.
(2)
Value realized on vesting of stock awards is based on the NYSE 20-day volume weighted average price of our common stock on the day immediately preceding the vest date and does not reflect actual proceeds received.

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Executive Compensation Tables
Non-Qualified Deferred Compensation
The U.S. Deferred Compensation Plan was our only deferred compensation plan in 2021. None of our NEOs participated in this plan.
U.S. Deferred Compensation Plan
The following is a summary of the material terms of the U.S. Deferred Compensation Plan, formerly known as the U.S. 10-10 Program. Effective September 2016, the U.S. 10-10 Program was no longer offered to newly hired or promoted executives in the company and effective January 1, 2018, the program was referred to as the U.S. Deferred Compensation Plan (see below). The amended terms of the U.S. Deferred Compensation Plan govern all contributions made on or after January 1, 2018. Accordingly, certain executives in the United States are able to defer compensation (a portion of base salary and/or bonuses) into the U.S. Deferred Compensation Plan in 2021; however, the executive’s deferrals are not matched by the Company.
Purpose of the plan and administration
Ritchie Bros. Auctioneers (America) Inc. (“RBAA”) adopted the U.S. 10-10 Program in 2013 to provide deferred compensation and retirement benefits for a select group of executives. Through the program participating executives were able to elect to defer receipt of current compensation, and as a result become eligible, prior to January 1, 2018, to receive discretionary matching allocations by RBAA. It is an unfunded, non-qualified plan and is administered by a committee appointed by the board of directors of RBAA.
Beginning January 1, 2018, eligible participants are able to defer up to 50% of their base salary, 100% of their performance-based bonus, and 100% of their service bonus or any combination of the foregoing in accordance with the terms of the plan, if they submit a qualified deferral election, but there is no Company match to any amounts deferred.
The amount of participant deferral credits is credited to a participant’s deferred compensation account, which is a notional bookkeeping account.
The participation agreement designates the time at which a participant’s deferred compensation account will be distributed and the qualifying distribution event(s). The participation agreement also designates the form of payment (lump sum or annual installments over a period of years). Payments are made in the manner elected by the participant and commence as soon as practicable (but no more than 60 days after) the distribution date elected or for the qualifying distribution event.
Benefits under the U.S. Deferred Compensation Plan will be paid based on one of the following distribution dates or events: (i) as previously elected by the participant, either immediately in a lump sum, or in annual installments up to fifteen years following retirement; (ii) as previously elected by the participant either immediately in a lump sum upon, or in annual installments up to five years following termination prior to retirement; (iii) immediately in a lump sum upon the participant’s death or disability; (iv) if selected by a participant for education expenses in a specified year while still employed, and (v) if specifically elected by the participant, in a specified year while actively employed. However, upon a showing of financial hardship and receipt of approval from the plan administrator, a plan participant may be allowed to access funds in his or her deferred compensation account earlier than his or her existing distribution election(s). Participants are always fully vested in their deferrals under the U.S. Deferred Compensation Plan. Upon termination of the U.S. Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the U.S. Deferred Compensation Plan will be paid immediately in a lump sum.
Executive Employment Agreements
The Company, through wholly-owned operating subsidiaries, has entered into an employment agreement with each of the NEOs. The employment agreements continue for an indefinite term period of time until terminated in accordance with the terms of such agreements. The following is a summary of the material terms of those agreements.
Compensation and benefits
The NEOs earn an annual base salary and may earn annual short-term incentives and may be awarded long-term incentive grants determined as a percentage of base salary. In addition, the NEOs may participate in the Company’s other long-term plans, including the U.S. Deferred Compensation Plan, the ESPP, the RRSP and the 401(k) plan, as applicable. For a

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Executive Compensation Tables
discussion of the compensation earned by or awarded to the NEOs in 2021, see “2021 Compensation for NEOs” on page 64. The NEOs are eligible to participate in the Company’s group benefit plans.
Confidentiality, non-solicitation and non-competition
Pursuant to their respective employment agreements, the NEOs are prohibited at all times from disclosing confidential information related to the Company. Each NEO, with the exception of Ms. Fandozzi and Ms. Driscoll, is subject to provisions prohibiting his or her solicitation of the Company’s employees for 12 months following termination for any reason. Ms. Fandozzi’s prohibitions extend for a period of 12 months following termination, if termination occurs in the first year of employment, or 24 months following termination, if termination occurs after the first year of employment. Ms. Driscoll’s prohibitions extend for 18 months following termination for any reason.
Each NEO, with the exception of Ms. Fandozzi and Ms. Driscoll, is also subject to provisions prohibiting competition with the Company during the term of his or her employment agreement and for a period of 12 months following termination for any reason. Ms. Fandozzi is prohibited from competing against the Company in Canada for a period of 24 months following termination. Ms. Driscoll’s prohibitions extend for 18 months following termination for any reason.
Termination for cause
With the exception of Ms. Fandozzi, the Company may terminate the employment of the NEOs, for “cause,” as defined in the employment agreements, at any time after providing the executive with at least 30 days’ notice of such proposed termination and allowing the executive 15 days to remedy the alleged defect. The Company may terminate the employment of Ms. Fandozzi, with at least 10 days’ notice in certain circumstances. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to such NEO in the event of his or her termination for cause. In the event of termination for cause, sign-on stock options granted to the terminated NEO will be cancelled as of the date of his or her termination, and the NEO will have 30 days from the date of his or her termination to exercise any options that have vested prior to his or her termination, subject to the terms and conditions of the Company’s Stock Option Plan and the applicable option agreements. Under the Company’s Stock Option Plan, unvested stock options expire immediately upon termination for just cause. A terminated NEO’s rights with respect to PSUs and RSUs held are determined in accordance with the applicable PSU and RSU grant agreements and the terms and conditions of the respective PSU Plans and RSU Plans. In the case of the
2021 Special Transformation Incentive Awards, all PPOs will be canceled on the notice of termination date and all unvested PSUs will be cancelled on the termination date.
Termination without cause or voluntary termination for good reason (including disability or death)
In the event that a NEO is terminated without cause, as defined in the employment agreements, such NEO will be entitled to:
•
for Ms. Fandozzi, during the first year of her employment, one year’s base salary and one year’s target STI bonus. After the first year of employment, she will be entitled to two years’ base salary, plus two years’ target STI bonus.

•	with the exception of Ms. Fandozzi, eighteen month’s base salary and eighteen month’s target STI bonus.
•	a pro rata STI bonus for the year of termination, up to and including the NEO’s last day of active employment with the Company;
•
with the exception of the 2021 Special Transformation Incentive Awards, immediate accelerated vesting of all unvested stock options, with the NEO given 90 days (or longer in certain cases) from the date of termination to exercise such options, subject to the terms of the Company’s Stock Option Plan and the applicable stock option agreements; the 2021 Special Transformation Incentive Award PPOs will, in the case of termination due to disability, continue to vest in accordance with the original vesting schedule and the holder will have three years to exercise vested options, and, in all other cases, a pro-rated percentage of the unvested PPOs will vest immediately based on the percentage of the vesting period that preceded. The remaining unvested PPOs will be cancelled. The NEO will be given 90 days to exercise vested options;

•
pro-rated PSU and RSU awards based on the portion of performance period worked, payable at the same time as active employees and will be based on actual relative TSR performance, provided, in the case of termination due to disability, the 2021 Special Transformation Incentive Award PSUs will not be pro-rated and will continue to vest; and

•
continued extended health and dental benefits coverage under existing cost sharing arrangements (or the cash equivalent) for up to one year after termination of his or her employment or the date on which he or she begins new full-time employment.

In the case of a termination of a NEO as a result of the disability or death of the NEO, certain RSU, PSU and option

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awards may be subject to different treatment. See the relevant descriptions in “Stock Option Plan” on page 80, “Performance Share Unit Plans” on page 81, and “Restricted Share Unit Plans” on page 82.
Under the terms of the employment agreements with the NEOs, NEOs may terminate their respective employments with the Company for “good reason,” as defined in the employment agreements, and, in the event of good reason, will receive pay and benefits as if terminated by the Company without cause, and the termination will be regarded as a termination without cause for purposes of the Company’s Stock Option Plan, PSU Plans and RSU Plans. Under the employment agreements, NEOs may terminate their employments for good reason by delivery of written notice, including the basis for such good reason, to the Company within 60 days’ commencing upon the occurrence of good reason. Termination for good reason will be effective 30 days after delivery in the event the Company fails or is unable to cure such good reason within that period.
Resignation
Under the terms of the employment agreements with the NEOs, NEOs may resign by providing three months’ written notice to the Company to that effect. If a NEO provides the Company with written notice of resignation, the Company may waive such notice, in whole or in part, in which case the Company will pay the NEO his or her base salary for only the amount of time remaining in that notice period and such NEO’s employment will terminate on the earlier date specified by the Company without any further compensation. The employment agreements with the NEOs state that no short-term incentive or bonus payment will be payable to a NEO in the event of his or her resignation. In the event of resignation, all unvested stock options held by the resigning NEO will be immediately cancelled on the termination date and such NEO will have 90 days from such date to exercise any vested stock options. Under the Company’s Stock Option Plan, unvested stock options granted on or after February 24, 2009 to a NEO are immediately cancelled. Under the RSU Plans and the PSU Plans, in the event of resignation of a participant other than by retirement in accordance with the normal retirement policy of the Company (or its affiliates), RSUs and PSUs that had not vested prior to the last day of active employment will not vest and shall be forfeited and cancelled without payment.
Retirement
The employment agreements with the NEOs provide that in the event of retirement, which, for such purpose, means retirement in accordance with the normal retirement policy of the Company (or its affiliates) when the participant is not less than 55 years of age:
•	the Company will pay a pro-rated STI bonus, at target, for the year of termination, up to and including the last day of active employment, to such NEOs in the event of retirement;
•
with the exception of the 2021 Special Transformation Incentive Awards, all unvested stock options will continue to vest according to their initial grant schedules and will remain exercisable up to the earlier of the original grant expiry date and the third anniversary of the date of retirement;

•	with the exception of the 2021 Special Transformation Incentive Awards, RSUs and PSUs will continue to vest and be paid in accordance with the original grant schedule applicable thereto; and
•
in the case of the 2021 Special Transformation Incentive Awards, NEOs age 60 and over with at least 5 years of service and subject to a 6-month minimum service provision after the grant date, (1) immediate accelerated vesting of all unvested PPOs as of the retirement date, with the NEO given one year from the date of termination to exercise such options and (2) pro-rated vesting of PSUs based on the portion of performance period worked, payable at the same time as active employees based on actual relative TSR performance.

In the case of both the stock options and the 2021 Special Transformation Incentive Awards PPOs, if the NEO takes on any substitute paid employment before the applicable expiry date, the options and PPOs will expire on the date when such NEO takes on such paid employment or engagement.
Change of control
The Compensation Committee believes that change of control arrangements are necessary to attract and retain the talent necessary for the Company’s long- term success. The Company has entered into change of control agreements with the NEOs (the “Change of Control Agreements”).
For purposes of the Change of Control Agreements, a “change of control” means:
•	the acquisition or accumulation of beneficial ownership of more than 50% of the Company’s voting shares by a person or a group of persons acting jointly or in concert;
•
a person, or a group of persons acting jointly or in concert, holding at least 25% of the Company’s voting shares and being able to change the composition of the Board by having their nominees elected as a majority of the Board;

•
the arm’s length sale, transfer, liquidation or other disposition of all or substantially all of the assets of the Company, over a period of one year or less, in any manner whatsoever and whether in one transaction or in a series of transactions or by plan of arrangement; or

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Executive Compensation Tables
•
a reorganization, merger or consolidation or sale or other disposition of substantially all the assets of the Company, unless the Company beneficially owns all or substantially all of the Company’s assets either directly or through one or more subsidiaries following such event.

The Change of Control Agreements provide for payment and accelerated vesting upon a “double-trigger,” which requires a change of control and either (i) termination by the Company without “cause” or within two years following a change of control; or (ii) termination by the NEO for good reason upon a change of control or within one year following a change of control. Following a double-trigger event, each NEO will be entitled to a lump-sum cash amount equal to the aggregate of:
•
in the case of Ms. Fandozzi, two times annual base salary, two times the STI bonus at target, plus pro rata STI bonus at target for year of termination and two times the annual premium cost that would be incurred by the Company to continue to provide her all health, dental and life insurance benefits provided immediately before her termination; and

•
in the case of Ms. Driscoll, Mr. Kessler, Mr. Concors and Ms. Taylor, one and one-half times annual base salary, one and one-half times the STI bonus at target plus pro rata STI bonus at target for year of termination, and one and one-half times the annual premium cost that would be incurred by the Company to continue to provide to them all health, dental and life insurance benefits provided immediately before their termination.

Each of the NEOs is entitled, following a double-trigger event, to:
•	accelerated vesting of RSU and PSU awards, which will be payable in cash; and
•	immediate vesting of all unvested stock options, with a 90-day exercise period.
The employment agreements with the NEOs provide that, notwithstanding provisions to the contrary in plan documents, any accelerated vesting of annual long-term incentive awards upon a change of control, as defined in the Change of Control Agreements, requires both a change of control and the termination of employment without “cause” or for “good reason,” each as defined in the respective employment agreements.
In the case of all NEOs, the Change of Control Agreements provide that no such payments will be made unless the NEO signs within 60 days and does not revoke a full and general release of any and all claims against the Company, affiliates, and past and then current officers, directors, owners, managers, members, agents and employees.
Indemnity agreements
The Company has entered into indemnity agreements with each NEO pursuant to which the Company agrees to indemnify each NEO in connection with claims or proceedings involving the officer (by reason of serving as a director or officer of the Company or its subsidiaries), as provided in the agreement.

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Potential Payments Upon Termination or Change in Control
The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements to which the NEOs would have been entitled if a termination of employment or change in control occurred on December 31, 2021. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under our 401(k) Plan, the RRSP and the U.S. Deferred Compensation Plan. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.
Named Executive Officer	Termination for “Cause”	Termination without “Cause” or if applicable, for “Good Reason”(9)	Resignation or Retirement	“Change of Control”	Termination without “Cause” or “Good Reason” following “Change of Control”(1)
Ann Fandozzi
Cash severance(2)	—	1,800,000	—	—	1,800,000
Short-term incentive(3)	—	2,250,000	—	—	2,250,000
Acceleration of equity awards(4)(6)(7)	—	2,302,938	—	—	12,096,688
Present value of group plan benefits	—	14,024	—	—	32,454
Total Termination Benefits	—	6,366,962	—	—	16,179,142
Sharon Driscoll
Cash severance(2)(5)	—	747,844	—	—	747,844
Short-term incentive(3)(5)	—	560,883	—	—	560,883
Acceleration of equity awards(4)(5)(6)(7)	—	1,542,822	—	—	4,199,242
Present value of group plan benefits(5)	—	2,853	—	—	6,071
Total Termination Benefits(5)	—	2,854,403	—	—	5,514,041
James Kessler
Cash severance(2)	—	825,000	—	—	825,000
Short-term incentive(3)	—	825,000	—	—	825,000
Acceleration of equity awards(4)(6)(7)	—	984,085	—	—	5,899,054
Present value of group plan benefits	—	22,948	—	—	34,644
Total Termination Benefits	—	2,657,033	—	—	7,583,698
Baron Concors
Cash severance(2)	—	600,000	—	—	600,000
Short-term incentive(3)	—	390,000	—	—	390,000
Acceleration of equity awards(4)(6)(7)	—	813,147	—	—	3,063,847
Present value of group plan benefits(8)	—	---	—	—	1,471
Total Termination Benefits	—	1,803,147	—	—	4,055,318
Kari Taylor
Cash severance(2)	—	637,500	—	—	637,500
Short-term incentive(3)	—	637,500	—	—	637,500
Acceleration of equity awards(4)(6)(7)	—	888,110	—	—	2,754,839
Present value of group plan benefits	—	17,890	—	—	28,397
Total Termination Benefits	—	2,180,999	—	—	4,058,236
(1)	Represents the occurrence of a double-trigger event under the Change of Control Agreements.
(2)	Represents cash payments based on base salary.
(3)	Represents cash payments of the short-term incentive plan based on target performance levels.
(4)	Includes cash payments for accelerated vesting of RSUs and PSUs upon a double-trigger event. Amounts are calculated based on the closing share price on the NYSE of $61.21 as of December 31, 2021.
(5)	Ms. Driscoll is paid in Canadian dollars. Amounts reported are converted based on the average annual Canadian and U.S. dollar exchange rate of CA$1 to US$0.7977 as of December 31, 2021.
(6)
The value of accelerated stock options is determined by subtracting the exercise price of the stock option from the closing share price on the NYSE of $61.21 as of December 31, 2021 and multiplying the result, if a positive number (“in-the-money”), by the number of option shares that would vest as a result of termination.

(7)	The value of the PSUs assumes achieving target performance levels and is based on the closing share price on the NYSE of $61.21as of December 31, 2021.
(8)	Mr. Concors waived group plan benefits in 2021.
(9)	Includes termination as a result of death or disability.

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Executive Compensation Tables
Equity Compensation Plan Information as of December 31, 2021
Securities Authorized for Issuance under Equity Compensation Plans
The following table sets forth information about the Company’s equity compensation plans as of December 31, 2021.
Plan Category	Number of securities to be issued upon exercise of options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,848,984(1)	$58.77(2)	6,331,190(3)
Equity compensation plans not approved by security holders	—	—	—
Total	3,848,984	$58.77	6,331,190
(1)
Reflects our Stock Option Plan, the IronPlanet Stock Plans, PSUs granted under the Executive PSU Plan and the Employee PSU Plan, and equity-classified RSUs. This amount reflects 100% of target numbers of PSUs granted and includes dividend equivalent rights credited in connection with such PSUs. Under the PSU Plans, the number of PSUs that vest is conditional upon specified market, service, and/or performance vesting conditions being met and can result in participants earning between 0% and 300% of the target number of PSUs granted. Further, we have the option to settle the PSUs in cash or in shares.For further discussion on the PSUs granted under our Plans, refer to Note 24 of the financial statements, Share-based payments.

(2)	Weighted average exercise price does not include the effect of our outstanding share units. The remaining term of our stock options is 7.0 years.
(3)
Consists of: (a) 4,705,117 common shares available for issuance under the Stock Option Plan; (b) no common shares are available for issuance under the IronPlanet Stock Plans; (c) 1,012,810 common shares that we may elect to issue upon settlement of our PSUs granted under the PSU Plans; and (d) 613,264 common shares that we may elect to issue upon settlement of our RSUs granted under the RSU Plans.

Burn Rate
The following table sets forth the burn rate of the Company’s equity compensation plans as at December 31, 2021.
	2019		2020		2021
Plans	Grants	Burn Rate(1)	Grants	Burn Rate(1)	Grants	Burn Rate(1)
Stock Option Plan	914,068	0.84%	822,626	0.75%	1,775,320	1.61%
PSU Plans	170,208	0.15%	295,383	0.27%	249,018	0.23%
RSU Plans	36,350	0.03%	42,481	0.04%	46,675	0.04%
IronPlanet Stock Plans	—	—%	—	—%	—	—%
Total equity awards and burn rate	1,120,626	1.03%	1,160,491	1.06%	2,071,687	1.88%
Weighted average common shares outstanding		108,519,739		109,054,493		110,315,782
(1)
The burn rate for each plan is calculated by dividing the number of shares or units granted under the plan during the applicable fiscal year by the weighted average number of common shares outstanding for the applicable fiscal year.

Dilution
The following table sets forth the dilution of the Company’s equity compensation plans as at December 31, 2021.
Plans	Available	Outstanding	Available & Outstanding	Dilution(1)
Stock Option Plan	4,705,117	3,157,949	7,863,066	7.11%
IronPlanet Stock Plans	—	67,172	67,172	0.06%
PSU Plans	1,012,810	611,922	1,624,732	1.47%
RSU Plans	613,264	79,112	692,376	0.63%
Total stock options and dilution	6,331,190	3,916,155	10,247,345	9.26%
Common shares outstanding				110,618,049
(1)
The dilution for each plan is calculated by dividing the number of shares available for issuance and outstanding under the Stock Option Plan and the IronPlanet Stock Plans on a per plan and aggregated basis by the common shares outstanding as of December 31, 2021.

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Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters
The following table sets forth certain information regarding the beneficial ownership of our common shares as of February 10, 2022 by:
•	our NEOs;
•	our directors and nominees for director;
•	all of our executive officers, directors and nominees as a group; and
•	each person who is known by us to beneficially own more than 5% of our issued and outstanding common shares.
Under SEC rules, “beneficial ownership” for purposes of this table takes into account common shares as to which the individual has or shares voting and/or investment power as well as shares that may be acquired within 60 days (such as by exercising vested stock options) and is different from beneficial ownership for purposes of Section 16 of the Exchange Act. Common shares that may be acquired by an individual or group within 60 days of February 10, 2022 are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
Except as indicated in the footnotes to this table, to the best of our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Except as otherwise indicated, the address of each shareholder is c/o Ritchie Bros. Auctioneers Incorporated, 9500 Glenlyon Parkway, Burnaby, British Columbia V5J 0C6.
Directors, Nominees and Named Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Ann Fandozzi(2)	56,526	*
Sharon Driscoll(3)	277,228	*
James Kessler(4)	38,051	*
Baron Concors(5)	28,469	*
Kari Taylor(6)	66,680	*
Erik Olsson	—	—
Beverley Briscoe(7)	22,288	*
Adam DeWitt	—	—
Robert G. Elton	—	—
J. Kim Fennell	—	—
Lisa Hook	—	—
Sarah Raiss	—	—
Mahesh Shah	—	—
Amy Guggenheim Shenkan	—	—
Carol Stephenson	—	—
Christopher Zimmerman	—	—
All directors, nominees and executive officers as a group (21 individuals)(8)	768,177	*
5% Shareholders	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Massachusetts Financial Services Company(9) 111 Huntington Avenue Boston, Massachusetts 02199

	10,578,495	9.6%
Janus Henderson Group plc(10) 201 Bishopsgate London, EC2M 3AE, United Kingdom	5,780,220	5.2%

*	Less than 1%.
(1)	As of February 10, 2022, there were 110,623,469 common shares outstanding.
(2)	Represents 1,737 common shares and 54,789 stock options exercisable within 60 days of February 10, 2022.
(3)	Represents 18,949 common shares and 247,946 stock options exercisable and 10,333 PSUs releasable within 60 days of February 10, 2022.
(4)	Represents 4,948 common shares and 33,103 stock options exercisable within 60 days of February 10, 2022.
(5)	Represents 633 common shares and 27,836 stock options exercisable within 60 days of February 10, 2022.

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Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters
(6)	Represents 1,876 common shares and 59,508 stock options exercisable and 5,296 PSUs releasable within 60 days of February 10, 2022.
(7)	Represents 22,288 common shares.
(8)	Represents 85,844 common shares and 652,148 stock options exercisable and 30,186 PSUs releasable within 60 days of February 10, 2022.
(9)
As reported on Massachusetts Financial Services Company’s Schedule 13G as of December 31, 2021, Massachusetts Financial Services Company had sole voting power with respect to 9,587,357 common shares and sole dispositive power with respect to 10,578,495 common shares.

(10)	As reported on Janus Henderson Group PLC’s Schedule 13G as of December 31, 2021, Janus Henderson Group PLC had shared voting and dispositive power with respect to 5,780,220 common shares.
We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control of our Company.
Shareholder Proposals and Director Nominations
To be considered for inclusion in the proxy statement distributed to shareholders prior to our annual meeting in 2023, pursuant to the mechanism provided by the Exchange Act, a shareholder proposal (other than in respect of the nomination of directors) must be received by us no later than November 15, 2022, which corresponds to the date that is 120 calendar days before the anniversary date on which our proxy statement was released to shareholders in connection with the Meeting, and must comply with the requirements of Rule 14a-8 of the Exchange Act. If the date of our annual meeting in 2023 is changed by more than 30 calendar days from the anniversary date of the Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy statement and form of proxy is a reasonable time before we begin to print and mail proxy materials.
Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the Company’s annual meeting in 2023 under the provisions of the CBCA. In order to make a proposal under the CBCA (other than in respect of the nomination of directors), a shareholder must hold, or have the support of persons who, in the aggregate, including or not including the shareholder, hold, at least 1% of the outstanding voting shares, or the fair market value of the shares held must be at least CDN$2,000 and such shares must have been held for at least six months. A shareholder proposal to nominate a director must be signed by one or more holders of shares representing in the aggregate not less than 5% of the shares entitled to vote at the meeting. Such shareholder proposals must be received by us no later than December 15, 2022, in order to be included in the proxy materials for the Company’s annual meeting in 2023. Upon receipt of a proposal in compliance with the requirements of the CBCA, the Company will set out such proposal in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2023.
In addition, our by-laws contain an advance notice provision which requires advance notice to the Company of nominations of persons for election to the Board in circumstances where nominations are made by shareholders other than pursuant to a shareholder proposal made pursuant to the provisions of the CBCA or a requisition of shareholders made in accordance with the CBCA. The advance notice provision, among other things, provides for a deadline by which shareholders must notify the Company in writing of an intention to nominate directors for election to the Board prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in such notice. In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is called for a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.
Shareholders wishing to put forward a proposal or nominate a director for election should carefully review the relevant provisions of the Exchange Act, the CBCA and our amended and restated by-laws. Our by-laws, including the advance notice provisions, were approved by the Company’s shareholders at the annual and special meeting in 2015, and were set out in Schedule “A” to the information circular relating to such meeting. A copy of the by-laws is available on request from the Corporate Secretary of the Company and the information circular for our annual and special meeting in 2015 may be accessed through SEDAR at www.sedar.com or EDGAR at www.sec.gov
Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:
Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, British Columbia V5J 0C6 Canada
Attention: Corporate Secretary

 2022 PROXY STATEMENT

Other Business
As of the date of this Proxy Statement, management of the Company does not know of any other matters that will come before the Meeting. However, the proxy in the accompanying form, when properly completed and delivered and not revoked, will confer discretionary authority upon a proxy holder named therein to vote your shares on any amendments or variations to matters identified in the accompanying Notice of Annual Meeting of Shareholders and any other matter which may properly come before the meeting in respect of which such proxy has been granted, subject to any limitations imposed by law.
The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company. By Order of the Board of Directors,
/s/ Darren Watt
Darren Watt
Corporate Secretary
Vancouver, British Columbia
March 15, 2022
Please promptly sign and return your proxy card, or, if you are a non-registered/beneficial owner, please follow the instructions on your voting instruction form. If you decide to attend the Meeting via the live audio webcast, you may, if you wish, revoke the proxy and vote your shares online.

2022 PROXY STATEMENT

Annex: Selected Definitions of Operational and Financial Performance
The following defines select measures of operational and financial performance used in this Proxy Statement.
Measures of operational performance
Gross transaction value (GTV) represents total proceeds from all items sold at our live and on site auctions and online marketplaces. GTV is not a measure of financial performance, liquidity, or revenue, and is not presented in our consolidated financial statements.
Non-GAAP financial measures
Adjusted operating income is calculated as operating income for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Adjusted operating income margin is calculated as adjusted operating income, as defined above, divided by agency proceeds, which is defined below.
Adjusted net income is calculated as net income for the applicable period excluding the after-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Agency proceeds is calculated by subtracting the cost of inventory sold and ancillary and logistical service expenses from total revenues, excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Capital performance is calculated as earnings before interest and income taxes for the applicable period excluding the pre-tax effects of items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, divided by adjusted average invested capital. For this purpose, “adjusted average invested capital” means average long-term debt excluding long-term debt held in escrow, plus average shareholders’ equity excluding items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Earnings before interest, income taxes, depreciation and amortization (EBITDA) is calculated by adding back depreciation and amortization expenses, interest expense, and income tax expense, and subtracting interest income from net income and excludes the pre-tax effects of significant items that the Company does not consider to be part of normal operating results. Such items can include management reorganization costs, severance, gains/losses on sale of certain property, plant and equipment, impairment losses and certain other items that the Company refers to as ‘adjusting items’, as well as items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Diluted adjusted earnings per share (EPS) attributable to stockholders is calculated by dividing net income attributable to stockholders excluding the after-tax effects of adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual by the weighted average number of diluted shares outstanding.
Earnings growth or CAGR means the Compounded Annual Growth Rate (CAGR) over the applicable period of the Company’s net income attributable to stockholders excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual.
Net operating profit after tax return on invested capital (ROIC) is calculated by dividing net operating profit after tax excluding after-tax adjusting items and items that the Compensation Committee or the Board determines, for this purpose, to be non-recurring or unusual, by the Company’s average invested capital. ROIC is calculated by adding back interest and income taxes, and subtracting interest income from net income to arrive at a net operating profit figure, then subtracting adjusted income tax, which is calculated by multiplying net operating profit by an estimated cash tax rate.
Operating free cash flow (OFCF) is calculated as cash provided by operating activities minus net capital spending. Net capital spending is a GAAP measure that is calculated as property, plant and equipment additions plus intangible asset additions less proceeds on disposition of property, plant and equipment.

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APPENDIX A
AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN
AGREEMENT
DATED AS OF FEBRUARY 28, 2019 (AMENDING AND RESTATING THE SHAREHOLDER
RIGHTS PLAN AGREEMENT DATED AS OF FEBRUARY 22, 2007, AS AMENDED APRIL 5, 2007)
BETWEEN
RITCHIE BROS. AUCTIONEERS INCORPORATED
AND
COMPUTERSHARE INVESTOR SERVICES INC.
AS RIGHTS AGENT
McCarthy Tétrault LLP
Suite 2400, 745 Thurlow Street
Vancouver, British Columbia
Canada V6E 0C5

 2022 PROXY STATEMENT

2022 PROXY STATEMENT

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT
AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT, dated as of February 28, 2019, between Ritchie Bros. Auctioneers Incorporated, a corporation incorporated under the Canada Business Corporations Act (the ‘Company’) and Computershare Investor Services Inc., a trust company existing under the laws of Canada (the ‘Rights Agent’), which amends and restates the Shareholder Rights Plan Agreement dated as of February 22, 2007 (as amended by amending agreement between the Company and Rights Agent dated April 5, 2007) (the ‘Original Agreement’).
WHEREAS:
A.
The Board of Directors (as hereinafter defined) has determined that it is in the best interests of the Company to continue to have a shareholder rights plan (the ‘Rights Plan’) to ensure, to the extent possible, that all shareholders of the Company are treated fairly in connection with any take-over bid for the securities of the Company;

B.
The Company and the Rights Agent wish to effect certain amendments to update and restate the Original Agreement, on terms and conditions and in the form of this Agreement, to be approved, ratified and confirmed by the shareholders of the Company at the annual meeting of shareholders of the Company to be held May 7, 2019, or any adjournment or postponement thereof;

C.	In order to implement the Rights Plan as established by the Original Agreement, the Board of Directors has previously authorized:
a.
the issuance, effective at the close of business on the Record Time (as hereinafter defined), of one Right (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the close of business on the Record Time; and

b.
the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

E.	Each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company pursuant to the terms and subject to the conditions set forth herein;
F.
The Company desires to confirm the appointment of the Rights Agent to act on behalf of the Company and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, and subject to such covenants and agreements, the parties hereby agree as follows:
Article 1 - INTERPRETATION
1.1	Certain Definitions
For purposes of this Agreement, the following terms have the meanings indicated:
(a)	‘Acquiring Person’ means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term ‘Acquiring Person’ shall not include:
(i)	the Company or any Subsidiary of the Company;
(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of one or any combination of:
(A)	a Voting Share Reduction;
(B)	a Permitted Bid Acquisition;
(C)	an Exempt Acquisition;
(D)	a Pro Rata Acquisition; or
(E)	a Convertible Security Acquisition;
provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an

 2022 PROXY STATEMENT

Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition and such Person’s Beneficial Ownership of Voting Shares thereafter increases by more than 1% of the number of Voting Shares outstanding (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition), then as of the date of such increase, such Person shall become an ‘Acquiring Person’;
(iii)
for a period of ten days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Subsection 1.1(f)(v) solely because such Person or the Beneficial Owner of such Voting Shares is making or has announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person; (For the purposes of this definition, ‘Disqualification Date’ means the first date of public announcement that such Person is making or has announced an intention to make a Take-over Bid alone or jointly or in concert with any other Person);

(iv)
an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Company pursuant to a prospectus or by way of private placement; or

(v)
a Person (a ‘Grandfathered Person’) who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Company determined as at the Record Time, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time, become the Beneficial Owner of additional Voting Shares of the Company that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Record Time (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition); and provided, further, that a Person shall cease to be a Grandfathered Person in the event that such Person ceases to Beneficially Own 20% or more of the then outstanding Voting Shares at any time after the Record Time;

(b)
‘Affiliate’, when used to indicate a relationship with a Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person;

(c)
‘Agreement’ means this amended and restated shareholder rights plan agreement dated February 28, 2019, between the Company and the Rights Agent, which amends and restates the Original Agreement, and as the same may be further amended or supplemented or restated from time to time; ‘hereof’, ‘herein’, ‘hereto’ and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement;

(d)	‘annual cash dividend’ means cash dividends paid in any fiscal year of the Company to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:
(i)	200 per cent of the aggregate amount of cash dividends declared payable by the Company on its Common Shares in its immediately preceding fiscal year;
(ii)	300 per cent of the arithmetic mean of the aggregate amounts of the annual cash dividends declared payable by the Company on its Common Shares in its three immediately preceding fiscal years; and
(iii)	100 per cent of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year;
(e)
‘Associate’, when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage or (iii) any relative of such specified Person or of a Person mentioned in clauses (i) or (ii) or this definition if that relative has the same residence as the specified Person;

(f)	A Person shall be deemed the ‘Beneficial Owner’ of, and to have ‘Beneficial Ownership’ of, and to ‘Beneficially Own’,
(i)	any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

2022 PROXY STATEMENT

(ii)
any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity (where such right is exercisable within a period of 60 days whether or not on condition or the happening of any contingency or the making of any payment or payment of instalments), upon the conversion, exchange or exercise of any right attaching to Convertible Securities or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than (x) customary agreements with and between underwriters and banking group members and selling group members (or any of the foregoing) with respect to a public offering or private placement of securities and (y) pledges of securities in the ordinary course of business); or

(iii)
any securities which are Beneficially Owned within the meaning of Subsections (i) or (ii) of this definition by any other Person with whom such Person or such Person’s Affiliates is acting jointly or in concert;

provided, however, that a Person shall be deemed not to be the ‘Beneficial Owner’ of, or to have ‘Beneficial Ownership’ of, or to ‘Beneficially Own’, any security:
(iv)
where such security has been agreed to be deposited or tendered pursuant to a Permitted Lock-up Agreement or is otherwise deposited to any Take-over Bid made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(v)	where such Person, any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person holds such security provided that:
(A)
the ordinary business of any such Person (the ‘Investment Manager’) includes the management of investment funds for others (which others, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager’s duties for the account of any other Person (a ‘Client’) including a non-discretionary account held on behalf of a Client by a broker or dealer registered under applicable laws;

(B)
such Person (the ‘Trust Company’) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an ‘Estate Account’) or in relation to other accounts (each an ‘Other Account’) and holds such security in the ordinary course of such duties for such Estate Account or for such Other Accounts;

(C)
such Person is established by statute for purposes that include, and the ordinary business or activity of such Person (the ‘Statutory Body’) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans or various public bodies and the Statutory Body holds such security for the purposes of its activities as such;

(D)
such Person (the ‘Administrator’) is the administrator or trustee of one or more pension funds or plans (a ‘Plan’), or is a Plan, registered or qualified under the laws of Canada or any province or territory thereof or the laws of the United States of America or any State thereof and holds such security for the purposes of its activity as such; or

(E)	such Person (the ‘Crown Agent’) is a Crown agent or agency;
provided, in any of the above cases, that the Investment Manager, the Trust Company, the Statutory Body, the Administrator, the Plan or the Crown Agent, as the case may be, is not then making a Take-over Bid or has not then announced an intention to make a Take-over Bid alone or acting jointly or in concert with any other Person, other than an Offer to Acquire Voting Shares or other securities (x) pursuant to a distribution by the Company, or (y) by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market;
(vi)	where such Person or any of such Person’s Affiliates or Associates or any other Person acting jointly

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or in concert with such Person is (A) a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security, (B) an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or (C) a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;
(vii)
where such Person is (A) a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, (B) an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (C) a Plan and such security is owned at law or in equity by the Administrator of the Plan; or

(viii)	where such Person is a registered holder of such security as a result of carrying on the business of, or acting as a nominee of, a securities depositary;
(g)	‘Board of Directors’ means the board of directors of the Company or any duly constituted and empowered committee thereof;
(h)	‘Business Day’ means any day other than a Saturday, Sunday or a day on which banking institutions in Vancouver, British Columbia are authorized or obligated by law to close;
(i)
‘Canada Business Corporations Act’ means the Canada Business Corporations Act, R.S.C. 1985, c. C-44, as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof;

(j)	‘Canadian - U.S. Exchange Rate’ means, on any date, the inverse of the U.S. - Canadian Exchange Rate in effect on such date;
(k)
‘close of business’ on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal transfer office in Vancouver, British Columbia of the transfer agent for the Common Shares (or, after the Separation Time, the principal transfer office in Vancouver, British Columbia of the Rights Agent) is closed to the public;

(l)	‘Common Shares’ means the common shares in the capital of the Company;
(m)	‘Competing Permitted Bid’ means a Take-over Bid that:
(i)	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of such Permitted Bid or Competing Permitted Bid;
(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in Subsection (iii) of the definition of Permitted Bid; and
(iii)
contains, and the take-up and payment for securities tendered or deposited are subject to, irrevocable and unqualified conditions that no Voting Shares will be taken up or paid for pursuant to the Competing Take-over Bid prior to the close of business on a date that is no earlier than the minimum number of days such Take-over Bid must remain open for deposits of securities thereunder pursuant to applicable Canadian securities laws after the date of the Take-over Bid constituting such Competing Permitted Bid;

provided always, for greater certainty, that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Voting Shares made pursuant to such Competing Permitted Bid, including any acquisitions of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;
(n)	‘controlled’: a Person is ‘controlled’ by another Person or two or more other Persons acting jointly or in concert if:
(i)
in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; or

(ii)
in the case of a Person which is not a body corporate, more than 50% of the voting or equity interests of such entity are held, directly or indirectly, by or for the benefit of the other Person or Persons;

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and ‘controls’, ‘controlling’ and ‘under common control with’ shall be interpreted accordingly;
(o)	‘Convertible Securities’ shall mean, at any time:
(i)	any right (contractual or otherwise, regardless of whether it would be considered a security); or
(ii)	any securities issued by the Company (including rights, warrants and options but not including the Rights) carrying any purchase, exercise, conversion or exchange right, pursuant to which the holder thereof may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or after a specified period and whether or not on condition or the happening of any contingency);
(p)
‘Convertible Security Acquisition’ means the acquisition of Voting Shares from the Company upon the exercise or pursuant to the terms and conditions of any Convertible Securities acquired by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition;

(q)	‘Co-Rights Agents’ has the meaning ascribed thereto in Subsection 4.1(a);
(r)	‘Disposition Date’ has the meaning ascribed thereto in Subsection 5.1(h);
(s)	‘Dividend Reinvestment Acquisition’ means an acquisition of Voting Shares pursuant to a Dividend Reinvestment Plan;
(t)
‘Dividend Reinvestment Plan’ means a regular dividend reinvestment or other plan of the Company made available by the Company to holders of its securities or holders of securities of a Subsidiary where such plan permits the holder to direct that some or all of:

(i)	dividends paid in respect of shares of any class of the Company or a Subsidiary;
(ii)	proceeds of redemption of shares of the Company or a Subsidiary;
(iii)	interest paid on evidences of indebtedness of the Company or a Subsidiary; or
(iv)	optional cash payments;
be applied to the purchase from the Company of Voting Shares;
(u)	‘Election to Exercise’ has the meaning ascribed thereto in Subsection 2.2(d)(ii);
(v)
‘Exempt Acquisition’ means an acquisition of Voting Shares or Convertible Securities (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsection 5.1(a) or (h); or (ii) pursuant to an amalgamation, merger or other statutory procedure, or private placement or other issuance of Voting Shares or Convertible Securities requiring approval of the shareholders of the Company;

(w)
‘Exercise Price’ means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right which, until adjustment thereof in accordance with the terms hereof, shall be an amount equal to three times the Market Price per Common Share determined as at the Separation Time;

(x)	‘Expansion Factor’ has the meaning ascribed thereto in Subsection 2.3(a)(x);
(y)
‘Expiration Time’ means (i) the earlier of the Termination Time, and (ii) the termination of any meeting of holders of Voting Shares at which this Agreement was not confirmed or reconfirmed as provided for in Sections 5.15 and 5.16;

(z)	‘Flip-in Event’ means a transaction or other event in or pursuant to which any Person becomes an Acquiring Person;
(aa)	‘holder’ has the meaning ascribed thereto in Section 2.8;
(bb)	‘Independent Shareholders’ means holders of Voting Shares, other than:
(i)	any Acquiring Person;
(ii)	any Offeror (other than any Person who, by virtue of Subsection 1.1(f)(v), is not deemed to Beneficially Own the Voting Shares held by such Person);

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(iii)	any Affiliate or Associate of any Acquiring Person or Offeror;
(iv)	any Person acting jointly or in concert with any Acquiring Person or Offeror; and
(v)
any employee benefit plan, deferred profit sharing plan, stock participation plan and any other similar plan or trust for the benefit of employees of the Company or a Subsidiary unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be tendered to a Take-over Bid;

(cc)
‘Market Price’ per security of any securities on any date of determination means the average of the daily closing prices per security of the securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on the date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day), each closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on the date of determination (or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(i)
the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for each of the securities as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange;

(ii)
if for any reason none of such prices is available on such day or the securities are not listed or admitted for trading on the exchange referred to in (i), the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of the securities as reported by the principal stock exchange in the United States of America (as determined by volume of trading) on which such securities are listed or admitted to trading or, if for any reason none of such prices is available on such day or the securities are not listed or admitted for trading on any United States stock exchange, on such other Canadian stock exchange, or if the securities are not listed or admitted for trading on any Canadian stock exchange, such other stock exchange on which the securities are listed or admitted for trading;

(iii)
if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a national United States stock exchange, a Canadian stock exchange or any other stock exchange, the last sale price or, in case no sale takes place on such date, the average of the high bid and low asked prices for each of the securities in the over-the-counter market, as quoted by any recognized reporting system then in use (as determined by the Board of Directors); or

(iv)
if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange, a national United States stock exchange or any other stock exchange or quoted by any reporting system, the average of the closing bid and asked prices as furnished by a recognized professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if for any reason none of such prices is available on such day, the closing price per security of the securities on such date means the fair value per share of the securities on such date as determined by an internationally recognized investment dealer or investment banker selected by the Board of Directors. The Market Price shall be expressed in U.S. dollars. If any relevant amount used in calculating the Market Price happens to be in Canadian dollars, such amount shall be translated into United States dollars on that date at the U.S. Dollar Equivalent thereof;
(dd)
‘1933 Securities Act’ means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced;

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(ee)
‘1934 Exchange Act’ means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced;

(ff)	“NI 62-104” means the National Instrument 62-104 – Take-Over Bids and Issuer Bids and any comparable or successor laws, instruments or rules thereto;
(gg)	‘Nominee’ has the meaning ascribed thereto in Subsection 2.2(c);
(hh)	‘Offer to Acquire’ includes:
(i)	an offer to purchase or a solicitation of an offer to sell Voting Shares; and
(ii)	an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;
or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;
(ii)
‘Offeror’ means a Person who has announced, and has not withdrawn, an intention to make or who has made, and has not withdrawn, a Take-over Bid, other than a Person who has completed a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition;

(jj)	‘Offeror’s Securities’ means Voting Shares Beneficially Owned by an Offeror on the date of the Offer to Acquire;
(kk)	‘Permitted Bid’ means a Take-over Bid made by a Person by way of take-over bid circular which also complies with the following additional provisions:
(i)	the Take-over Bid is made to all holders of Voting Shares as registered on the books of the Company, other than the Person making the Take-over Bid (the ‘Permitted Bid Offeror’);
(ii)
no Voting Shares are taken up or paid for pursuant to the Take-over Bid unless more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(iii)
the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, irrevocable and unqualified provisions that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 105 days following the date of the Take-over Bid or such shorter period that a Take-over Bid that is not exempt from the general Take-over Bid requirements of applicable Canadian securities laws must remain open for deposits of securities thereunder, in the applicable circumstances at such time;

(iv)
the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which Voting Shares may be taken up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(v)
the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, in the event that the deposit condition set forth in Subsection(ii) is satisfied, the Permitted Bid Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement;

provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Voting Shares made pursuant to such Permitted bid, including any acquisitions of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;
(ll)	‘Permitted Bid Acquisition’ means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;
(mm)	‘Permitted Lock-up Agreement’ means an agreement between an Offeror, any of its Affiliates or Associates

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or any other Person acting jointly or in concert with the Offeror and a Person (the ‘Locked-up Person’) who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror (the terms of which agreement are publicly disclosed and a copy of which is made available to the public (including the Company) not later than the date the Lock-up Bid (as defined below) is publicly announced or if the Lock-up Bid has been made prior to the date on which such agreement is entered into, forthwith, and in any event not later than the date following the date of such agreement) whereby the Locked-up Person agrees to deposit or tender the Voting Shares held by the Locked-up Person to the Offeror’s Take-over Bid or to any Take-over Bid made by any of the Offeror’s Affiliates or Associates or made by any other Person acting jointly or in concert with the Offeror (the ‘Lock-up Bid’) provided such agreement:
(i)
permits the Locked-up Person to withdraw the Voting Shares from the agreement in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction (whether by way of merger, amalgamation, arrangement, reorganization or other transaction) (the ‘Superior Offer Consideration’) that in either case will provide a greater cash equivalent value per Voting Share to the holders of Voting Shares than the Locked-up Person otherwise would have received to pay under the Lock-up Bid (the ‘Lock-up Bid Consideration’). Notwithstanding the above, the Permitted Lock-up Agreement may require that the Superior Offer Consideration must exceed the Lock-up Bid Consideration by a specified percentage before such withdrawal right takes effect, provided such specified percentage is not greater than 7%;

(and, for greater clarity, such agreement may contain a right of first refusal or require a period of delay to give an Offeror an opportunity to match a higher price in another Take-over Bid or transaction and may provide for any other similar limitation on a Locked-up Person’s right to withdraw Voting Shares from the agreement, as long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period of the other Take-over Bid or other transaction); and
(ii)	does not provide for any “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:
(A)	the cash equivalent of 2.5% of the price or value payable under the Lock-up Bid to a Locked-Up Person; and
(B)
50% of the amount by which the price or value payable under another Take-over Bid or transaction exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid;

being payable or forfeited by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares to the Lock-up Bid, withdraws Voting Shares previously tendered thereto to another Take-over Bid or supports another transaction;
(nn)
‘Person’ includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, body corporate, joint venture, corporation, unincorporated organization, syndicate, governmental entity or other entity;

(oo)	‘Pro Rata Acquisition’ means an acquisition by a Person of Voting Shares or Convertible Securities pursuant to:
(i)	a Dividend Reinvestment Acquisition;
(ii)
a stock dividend, stock split or other event in respect of securities of the Company of one or more particular classes or series pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of securities of the particular class, classes or series;

(iii)
the acquisition or the exercise by the Person of only those rights to purchase Voting Shares or Convertible Securities, distributed by the Company to that Person in the course of a distribution (other than Rights) to all holders of securities of the Company of one or more particular classes or series pursuant to a rights offering or pursuant to a prospectus or similar document, provided that the Person

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does not thereby acquire a greater percentage of such Voting Shares or Convertible Securities, so offered than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition and that such rights are acquired directly from the Company and not from any other Person;
(iv)
a distribution of Voting Shares, or Convertible Securities (and the conversion or exchange of such Convertible Securities), by the Company made pursuant to a prospectus (or similar document) or by way of a private placement or securities exchange take-over bid provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or Convertible Securities, so offered in the distribution than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition; or

(v)
a distribution of Voting Shares, or Convertible Securities (and the conversion or exchange of such Convertible Securities), by the Company made pursuant to a securities exchange take-over bid circular issued by the Company or in a management proxy circular (or similar document) or by way of a private placement, in respect of a merger pursuant to which the Company acquires all or substantially all of the assets of another Person in exchange for Voting Shares or Convertible Securities (and the conversion or exchange of such Convertible Securities) on terms approved by the Board of Directors in good faith, provided that in the case of such acquisition transaction or private placement (i) all necessary stock exchange approvals for such private placement have been obtained and such private placement complies with the terms and conditions of such approvals, and (ii) the Person does not thereby become the Beneficial Owner of more than 25% of the Voting Shares of the Company outstanding immediately prior to the completion of such acquisition transaction or private placement and in making this determination, the Voting Shares (or Convertible Securities) to be issued to such Person shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Voting Shares immediately prior to the completion of such acquisition transaction or private placement;

(pp)	‘Record Time’ means February 22, 2007;
(qq)	‘Redemption Price’ has the meaning ascribed thereto under Subsection 5.1(b) of this Agreement;
(rr)	‘Right’ means a right to purchase a Common Share upon the terms and subject to the conditions set forth in this Agreement;
(ss)
‘Rights Certificate’ means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Attachment 1 or such other form as the Company and the Rights Agent may agree;

(tt)	‘Rights Register’ has the meaning ascribed thereto in Subsection 2.6(a);
(uu)	‘Rights Registrar’ has the meaning ascribed thereto in Subsection 2.6(a);
(vv)
‘Securities Act (British Columbia)’ means the Securities Act, R.S.B.C. 1996 Chapter 418, as amended, and the regulations and rules thereunder, and any comparable or successor laws or regulations and rules thereto;

(ww)	‘Separation Time’ means the close of business on the tenth Trading Day after the earlier of:
(i)	the Stock Acquisition Date;
(ii)
the date of the commencement of or first public announcement of the intent of any Person (other than the Company or any Subsidiary of the Company) to commence a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid); and

(iii)	the date on which a Permitted Bid or Competing Permitted Bid ceases to be such;
or such later time as may be determined by the Board of Directors acting in good faith, and provided that, if any Take-over Bid referred to in Subsection (ii) or Permitted Bid or Competing Permitted Bid referred to in Subsection (iii) is not made, expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid, Permitted Bid or Competing Permitted Bid, as applicable, shall be deemed, for the purposes of this definition, never to have been made;
(xx)	‘Stock Acquisition Date’ means the first date of public announcement (which, for purposes of this definition,

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shall include, without limitation, a report filed pursuant to section 5.2 of NI 62-104 or Section 13(d) of the 1934 Exchange Act) by an Acquiring Person that he, she or it has become an Acquiring Person, or such later date as determined by the Board of Directors acting in good faith;
(yy)	‘Subsidiary’: a corporation is a Subsidiary of another corporation if:
(i)	it is controlled by:
(A)	that other; or
(B)	that other and one or more corporations, each of which is controlled by that other; or
(C)	two or more corporations, each of which is controlled by that other; or
(ii)	it is a Subsidiary of a corporation that is that other’s Subsidiary;
(zz)
‘Take-over Bid’ means an Offer to Acquire Voting Shares, or Convertible Securities if, assuming that the Voting Shares or Convertible Securities subject to the Offer to Acquire are acquired and are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting Shares that may be acquired upon the conversion, exchange or exercise of the rights under such Convertible Securities into Voting Shares) together with the Offeror’s Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire;

(aaa)	‘Termination Time’ means the time at which the right to exercise Rights shall terminate pursuant to Subsection 5.1(e);
(bbb)
‘Trading Day’, when used with respect to any securities, means a day on which the principal stock exchange in the United States of America on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any stock exchange in the United States of America, a Business Day;

(ccc)	‘U.S.-Canadian Exchange Rate’ means, on any date:
(i)	if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and
(ii)
in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith;

(ddd)
‘U.S. Dollar Equivalent’ of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of the amount determined by multiplying the amount by the Canadian-U.S. Exchange Rate in effect on such date;

(eee)
‘Voting Share Reduction’ means an acquisition or redemption by the Company of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares then outstanding; and

(fff)	‘Voting Shares’ means the Common Shares and any other shares in the capital of the Company entitled to vote generally in the election of all directors.
1.2	Currency
All sums of money which are referred to in this Agreement are expressed in lawful money of the United States of America, unless otherwise specified.
1.3	Headings and Interpretation
The division of this Agreement into Articles, Sections, Subsections, Clauses, Paragraphs, Subparagraphs or other portions hereof and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. In this Agreement, where the context so admits, words importing the singular include the plural and vice versa and words importing gender includes the masculine, feminine and neuter genders.

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1.4	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares
For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product (expressed as a percentage) determined by the formula:
100 x A/B
where:
A =	the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and
B =	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.
Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person, but no other unissued Voting Shares shall, for the purposes of such calculation, be deemed to be outstanding.
1.5	Acting Jointly or in Concert
For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who is a party to any agreement, commitment or understanding (whether formal or informal and whether or not in writing) with the first Person (the ‘First Person’) or any Associate or Affiliate thereof or any other Person acting jointly or in concert with the First Person, to acquire or Offer to Acquire Voting Shares (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a public offering or private placement of securities or pledges of securities in the ordinary course of business).
1.6	Generally Accepted Accounting Principles
Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with Canadian generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.
Article 2 - THE RIGHTS
2.1	Issue of Rights: Legend on Common Share Certificates
(a)	One Right shall be issued in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.
(b)
Certificates representing Common Shares which are issued after the Record Time, but prior to the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby. Certificates representing Common Shares that are issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time shall have impressed on, printed on, written on or otherwise affixed to them the legend set out in the Original Agreement or a legend substantially in the following form:

“Until the Separation Time (defined in the Agreement below), this certificate also evidences the holder’s rights described in the Amended and Restated Shareholder Rights Plan Agreement dated as of February 28, 2019, and as may be further amended, modified or supplemented from time to time (the ‘Agreement’) between Ritchie Bros. Auctioneers Incorporated and Computershare Investor Services Inc., as the same may from time to time be amended, the terms of which are incorporated herein and a copy of which is available upon request without charge. Under certain circumstances set out in the Agreement, the Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are ‘Beneficially Owned’ by an ‘Acquiring Person’, as such terms are defined in the Agreement, or a transferee thereof) or may be evidenced by separate certificates and no longer evidenced by this certificate.”

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Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the legend set out in the Original Agreement or a legend in accordance with this Subsection 2.1(b), until the earlier of the Separation Time and the Expiration Time.
Registered holders of Common Shares who have not received a share certificate and are entitled to do so on the earlier of the Separation Time and Expiration Time shall be entitled to Rights as if such certificates had been issued and such Rights shall for all purposes hereof be evidenced by the corresponding entries on the Company’s securities register for Common Shares.
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights
(a)
Subject to Subsection 3.1(a) and adjustment as herein set forth, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (and the Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:
(i)	the Rights shall not be exercisable and no Right may be exercised; and
(ii)
for administration purposes, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall also be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c)	From and after the Separation Time and prior to the Expiration Time:
(i)	the Rights shall be exercisable; and
(ii)	the registration and transfer of Rights shall be separate from and independent of Common Shares.
Promptly following the Separation Time, the Company will prepare and the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a ‘Nominee’)), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):
(x) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to standard usage; and
(y) a disclosure statement prepared by the Company describing the Rights, provided that a Nominee shall be sent the materials provided for in clauses (x) and (y) in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Company to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Company may require such first mentioned Person to furnish such documentation and information as the Company deems necessary.
(d)	Rights may be exercised, in whole or in part, on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent:
(i)	the Rights Certificate evidencing such Rights;
(ii)	an election to exercise such Rights (an ‘Election to Exercise’) substantially in the form attached to the

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Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and
(iii)
payment by certified cheque, banker’s draft or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)
Upon receipt of a Rights Certificate, together with a completed Election to Exercise executed in accordance with Subsection 2.2(d)(ii), which does not indicate that such Right is null and void as provided by Subsection 3.1(b), and payment as set forth in Subsection 2.2(d)(iii), the Rights Agent (unless otherwise instructed by the Company in the event that the Company is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i)
requisition from the Company’s transfer agent certificates representing the number of such Common Shares to be purchased (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional Common Shares in accordance with Subsection 5.5(b);
(iii)
after receipt of the certificates referred to in Subsection 2.2(e)(i), deliver the same to or upon the order of the registered holder of such Rights Certificates, registered in such name or names as may be designated by such holder;

(iv)	when appropriate, after receipt, deliver the cash referred to in Subsection 2.2(e)(ii) to or to the order of the registered holder of such Rights Certificate; and
(v)	tender to the Company all payments received on exercise of Rights.
(f)
In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to the provisions of Subsection 5.5(a)) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(g)	The Company covenants and agrees that it will:
(i)
take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)
take all such action as may be necessary and within its power to comply with the requirements of the Canada Business Corporations Act, the Securities Act (British Columbia), the securities laws or comparable legislation of each of the provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act and the rules and regulations thereunder and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii)
use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal stock exchanges on which such Common Shares were traded immediately prior to the Stock Acquisition Date;

(iv)
cause to be reserved and kept available out of the authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(v)
pay when due and payable, if applicable, any and all Canadian and foreign federal, provincial, state and other transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Company to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, or certificates for Common Shares to be issued upon

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exercise of any Rights, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised; and
(vi)
after the Separation Time, except as permitted by Section 5.1, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3	Adjustments to Exercise Price; Number of Rights
The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.
(a)	In the event the Company shall at any time after the date of this Agreement:
(i)
declare or pay a dividend on Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Company) other than pursuant to any optional stock dividend program;

(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;
(iii)	consolidate or change the then outstanding Common Shares into a smaller number of Common Shares; or
(iv)
issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities of the Company) in respect of, in lieu of or in exchange for existing Common Shares except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date in the manner set forth below.
If the Exercise Price and number of Rights outstanding are to be adjusted:
(x)
the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (for the purpose of this Agreement, ‘Expansion Factor’ shall mean the number of Common Shares (or other capital stock) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof divided by 1 Common Share); and

(y)	each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.
For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right immediately after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter, including as a result of such dividend, subdivision, change, consolidation or issuance.
If, after the Record Time and prior to the Expiration Time, the Company shall issue any shares of capital stock other than Common Shares in a transaction of a type described in Subsection 2.3(a)(i) or (iv), shares of such capital stock shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Company and the Rights Agent agree to amend this Agreement in order to effect such treatment. If an event occurs which would require an adjustment under both this Section 2.3

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and Subsection 3.1(a) hereof, the adjustment provided for in this Section 2.3 shall be in addition to and shall be made prior to any adjustment required pursuant to Subsection 3.1(a) hereof. Adjustments pursuant to this Subsection 2.3(a) shall be made successively, whenever an event referred to in this Subsection 2.3(a) occurs.
In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in this Subsection 2.3(a), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share.
(b)
In the event the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than 90% of the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)
the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

(ii)
the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, or if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed, or to the Exercise Price which would be in effect based upon the number of Common Shares (or securities convertible into, or exchangeable or exercisable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.
For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from unissued shares or otherwise) pursuant to any Dividend Reinvestment Plan or any employee benefit, stock option or similar plans shall be deemed not to constitute an issue of rights, options or warrants by the Company; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 90% of the current Market Price per share (determined as provided in such plans) of the Common Shares.
(c)
In the event the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation or statutory arrangement) of evidences of indebtedness, cash (other than an annual, quarterly monthly or routine cash dividend or a dividend referred to in Subsection 2.3(a)(i), but including any dividend payable in other securities of the Company other than Common Shares), assets or rights, options or warrants (excluding those referred to in Subsection 2.3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)	the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be

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described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and
(ii)	the denominator of which shall be such Market Price per Common Share.
Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.
(d)
Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share. Notwithstanding the first sentence of this Subsection 2.3(d), any adjustment required by Section 2.3 shall be made no later than the earlier of:

(i)	three years from the date of the transaction which gives rise to such adjustment; or
(ii)	the Expiration Time.
(e)
In the event the Company shall at any time after the Record Time and prior to the Separation Time issue any shares (other than Common Shares), or rights, options or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in Subsections 2.3(a)(i) or (a)(iv), if the Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(a), (b), (c) and (d) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(a), (b), (c) and (d), such adjustments, rather than the adjustments contemplated by Subsections 2.3(a), (b), (c) and (d), shall be made. Subject to Subsections 5.4(b) and 5.4(c), the Company and the Rights Agent may amend this Agreement as appropriate to provide for such adjustments.

(f)
Each Right originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

(g)
Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(h)
In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Company, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(i)
Notwithstanding anything contained in this Section 2.3 to the contrary, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors shall determine to be advisable, in order that any:

(i)	consolidation or subdivision of Common Shares;
(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

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(iii)	stock dividends; or
(iv)	issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Company to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders or shall subject such shareholders to a lesser amount of tax.
(j)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Company shall:
(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and
(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights who requests a copy;
Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.
2.4	Date on Which Exercise Is Effective
Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, if applicable, represented thereby, and such certificate shall be dated the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with Subsection 2.2(d) (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Company are open.
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates
(a)
The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer or any Vice-President and by its Corporate Secretary or any Assistant Secretary under the corporate seal of the Company reproduced thereon. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices either before or after the countersignature and delivery of such Rights Certificates.

(b)
Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and the Rights Agent shall manually countersign (in a manner satisfactory to the Company) and send such Rights Certificates to the holders of the Rights pursuant to Subsection 2.2(c) hereof. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)	Each Rights Certificate shall be dated the date of countersignature thereof.
2.6	Registration, Transfer and Exchange
(a)
The Company will cause to be kept a register (the ‘Rights Register’) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the ‘Rights Registrar’) for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(c), the Company will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

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(b)
All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(c)
Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer satisfactory in form to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates
(a)
If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time:
(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and
(ii)	such security and indemnity as may be reasonably required by them to save each of them and any of their agents harmless;
then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon the Company’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the destroyed, lost or stolen Rights Certificate.
(c)
As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)
Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8	Persons Deemed Owners of Rights
The Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term ‘holder’ of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Shares).
2.9	Delivery and Cancellation of Certificates
All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable laws, and its ordinary business practices, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

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2.10	Agreement of Rights Holders
Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights:
(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;
(b)	that prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;
(c)	that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;
(d)
that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(e)	that such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);
(f)
that, subject to the provisions of Section 5.4, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors, acting in good faith, this Agreement may be supplemented or amended from time to time to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with the intent of this Agreement or is otherwise defective, as provided herein; and

(g)
notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11	Holder of Rights Not Deemed a Shareholder
No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any right, title, benefit or privilege of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company whether for the election of directors or otherwise or upon any matter submitted to holders of Common Shares or any other shares of the Company at any meeting thereof, or to give or withhold consent to any action of the Company, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares of the Company except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.
Article 3 - ADJUSTMENTS TO THE RIGHTS
IN THE EVENT OF A FLIP-IN EVENT
3.1	Flip-in Event
(a)
Subject to Subsection 3.1(b) and Section 5.1, if prior to the Expiration Time a Flip-in Event occurs, each Right shall constitute, effective at the close of business on the tenth Trading Day after the Stock Acquisition Date, the right to purchase from the Company, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such

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Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred).
(b)
Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or
(ii)
a transferee of or other successor in title or ownership to Rights (a ‘transferee’), directly or indirectly, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person), that has the purpose or effect of avoiding Subsection 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including transferees) shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement and further shall thereafter not have any other rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange on which the holder fails to certify upon the transfer or exchange in the place set forth in the Rights Certificate establishing that such holder is not a Person described in either Subsection 3.1(b)(i) or (ii) above shall be deemed to be Beneficially Owned by an Acquiring Person for the purposes of this Subsection 3.1(b) and such rights shall be null and void.
(c)
From and after the Separation Time, the Company shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Canada Business Corporations Act, the Securities Act (British Columbia) and the securities laws or comparable legislation of each of the provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act and the rules and regulations thereunder and any other applicable law, rule or regulation in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(d)
Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either Subsection 3.1(b)(i) or (ii) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Amended and Restated Shareholder Rights Plan Agreement) or a Person who was acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person. This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Subsection 3.1(b) of the Amended and Restated Shareholder Rights Plan Agreement.”
provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Company in writing or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend. Notwithstanding the foregoing, the issuance of a Rights Certificate which does not bear the legend referred to in this Subsection 3.1(d) shall not invalidate or have any effect on the provisions of Subsection 3.1(b).

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Article 4 - THE RIGHTS AGENT
4.1	General
(a)
The Company hereby confirms the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby confirms such appointment. The Company may from time to time appoint such co-Rights Agents (‘Co-Rights Agents’) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Company may determine, with the approval of the Rights Agent and the Co-Rights Agent. The Company agrees to pay all reasonable fees and expenses of the Rights Agent in respect of the performance of its duties under this Agreement. The Company also agrees to indemnify the Rights Agent, its officers, directors, and employees for, and to hold them harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(b)
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it in good faith to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)
The Company shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Company; provided that failure to inform the Rights Agent of any such events, or any defect therein shall not affect the validity of any action taken hereunder in relation to such events.

(d)
Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (i) breach by any other party of securities law or other rule of any securities regulatory authority, (ii) lost profits or (iii) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

(e)
Notwithstanding any other provision of this Agreement, any liability of the Rights Agent shall be limited, in the aggregate, to the amount of fees paid by the Company to the Rights Agent under this Agreement in the twelve (12) months immediately prior to the Rights Agent receiving the first notice of the claim.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent
(a)
Any corporation into which the Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. If, at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, the successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and if, at that time, any of the Rights have not been countersigned, any successor Rights Agent may countersign such Rights Certificates in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)
If, at any time, the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and

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deliver Rights Certificates so countersigned; and if, at that time, any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
4.3	Duties of Rights Agent
The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, all of which the Company and the holders of Rights and Rights Certificates, by their acceptance thereof, shall be bound:
(a)
the Rights Agent, at the expense of the Company, may consult with and retain legal counsel (who may be legal counsel for the Company) and such other experts as it reasonably considers necessary to perform its duties hereunder, and the opinion of such counsel or other expert will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion;

(b)
whenever in the performance of its duties under this Agreement, the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) is deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice-President, Treasurer, Corporate Secretary, or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c)	notwithstanding anything to the contrary, the Rights Agent will be liable hereunder for its own gross negligence, bad faith or wilful misconduct;
(d)
the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only;

(e)
the Rights Agent will not have any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any certificate for a Common Share or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor is it deemed by any act hereunder to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(f)
the Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g)
the Rights Agent is hereby authorized and directed to accept instructions in writing with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice-President, Corporate Secretary or any Assistant Secretary of the Company, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual;

(h)	the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy,

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sell or deal in Common Shares, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement and nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity; and
(i)
the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent
The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days’ notice (or such lesser notice as is acceptable to the Company) in writing mailed to the Company and to each transfer agent of Common Shares by registered or certified mail. The Company may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after removal or 60 days after it has been notified in writing of the resignation or incapacity by the resigning or incapacitated Rights Agent, then by prior written notice to the Company the resigning Rights Agent or the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate, if any, for inspection by the Company), may apply to a court of competent jurisdiction for the appointment of a new Rights Agent, at the Company’s expense. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of British Columbia. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receipt of all outstanding fees and expenses owing to it, shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of any successor Rights Agent, as the case may be.
4.5	Compliance with Money Laundering Legislation
The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 30 days’ written notice to the Company, provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction (acting reasonably) within such 30-day period, then such resignation shall not be effective.
4.6	Privacy Provision
The parties acknowledge that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, ‘Privacy Laws’) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement to the contrary, neither party will take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws. The Company will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.

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4.7	Fiduciary Duties of the Board of Directors
Nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that shareholders of the Company reject or accept any Take-over Bid or take any other action including the commencement, prosecution, defence or settlement of any litigation and the solicitation of additional or alternative Take-over Bids or other proposals to the shareholders of the Company that the Board of Directors believe are necessary or appropriate in the exercise of their fiduciary duties.
4.8	Liability
Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.
Article 5 - MISCELLANEOUS
5.1	Redemption and Waiver
(a)
The Board of Directors acting in good faith may, until the occurrence of a Flip-in Event, upon prior written notice delivered to the Rights Agent, waive the application of Section 3.1 to that particular Flip-in Event provided that the particular Flip-in Event would result from a Take-over Bid made by way of take-over bid circular sent to all holders of record of Voting Shares (which for greater certainty shall not include the circumstances described in Subsection 5.1(h)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(a), the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(a). If the Board of Directors proposes such a waiver, the Board of Directors may extend the Separation Time to a date after but not more than 10 Business Days after the meeting of shareholders called to approve such waiver.

(b)
Subject to the prior consent of the holders of the Voting Shares or the Rights as set forth in Subsection 5.4(b) or (c), as the case may be, the Board of Directors acting in good faith may, at its option, at any time prior to the provisions of Section 3.1 becoming applicable as a result of the occurrence of a Flip-in Event, elect to redeem all but not less than all of the outstanding Rights at a redemption price of $0.000001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the ‘Redemption Price’).

(c)
Where, pursuant to a Permitted Bid, a Competing Permitted Bid, an Exempt Acquisition or an acquisition for which a waiver has been granted under Subsection 5.1(a), a Person acquires outstanding Voting Shares, other than Voting Shares Beneficially Owned by such Person at the date of the Permitted Bid, the Competing Permitted Bid, the Exempt Acquisition or an acquisition for which a waiver has been granted under Subsection 5.1(a), then the Board of Directors shall immediately upon the consummation of such acquisition without further formality and without any approval under Subsection 5.4(b) or (c) be deemed to have elected to redeem the Rights at the Redemption Price.

(d)
Where a Take-over Bid that is not a Permitted Bid or a Competing Permitted Bid expires, is withdrawn or otherwise terminates after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(e)
If the Board of Directors is deemed under Subsection 5.1(c) to have elected, or elects under either of Subsection 5.1(b) or (d), to redeem the Rights, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights so redeemed shall be to receive the Redemption Price.

(f)
Within 10 days after the Board of Directors is deemed under Subsection 5.1(c) to have elected, or elects under Subsection 5.1(b) or (d), to redeem the Rights, the Company shall give notice of redemption to the holders of the then outstanding Rights by publication of a notice in any newspaper distributed nationally in Canada and

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in the United States or by mailing such notice to each such holder at its last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner provided herein shall be deemed given, whether or not the holder receives the notice. Each notice of redemption will state the method by which the payment of the Redemption Price will be made. If the Redemption Price payable to any holder of Rights includes a fraction of a cent, such Redemption Price shall be rounded (up or down) to the nearest cent.
(g)
Upon the Rights being redeemed pursuant to Subsection 5.1(d), the Board of Directors shall be deemed to have distributed new Rights to the holders of Voting Shares as of such date and in respect of each additional Voting Share issued thereafter, on the same basis as Rights were first distributed hereunder and thereafter all the provisions of this Agreement shall continue to apply to such redistributed Rights as if the Separation Time referred to in Section 5.1(d) had not occurred and which for all purposes of this Agreement shall be deemed not to have occurred and the new Rights shall be outstanding and attached to the outstanding Common Shares as of and after such date, subject to and in accordance with the provisions of this Agreement.

(h)
The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined within ten Trading Days following a Stock Acquisition Date that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(h) must be on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the ‘Disposition Date’), has reduced its Beneficial Ownership of Voting Shares so that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

(i)	The Company shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.
5.2	Expiration
No Person shall have any rights whatsoever pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) of this Agreement.
5.3	Issuance of New Rights Certificates
Notwithstanding any of the provisions of this Agreement or the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.
5.4	Supplements and Amendments
(a)
The Company may at any time, by resolution of the Board of Directors, supplement or make amendments to this Agreement to correct any clerical or typographical error or, subject to Subsection 5.4(e), which supplements or amendments are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulations thereunder or policies of securities regulatory authorities or stock exchanges. The Company may, by resolution of the Board of Directors, prior to the date of its shareholders’ meeting referred to in Section 5.15, supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares (whether or not such action would adversely affect the interest of the holders of Rights or Voting Shares generally) in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no such supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)
Subject to Subsection 5.4(a), the Company may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would adversely affect the interests of the holders of Rights or Voting Shares generally). Such consent shall be deemed to have been given if the action requiring such

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approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to be voted at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the Articles and By-laws of the Company.
(c)
The Company may, with the prior consent of the holders of Rights, at any time on or after the Separation Time and before the Expiration Time, amend, vary or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of a simple majority of the votes cast by the holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to the provisions hereof) present or represented at and entitled to be voted at a meeting of the holders of Rights duly called and held in compliance with applicable laws and the Articles and By-laws of the Company.

(d)
For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s Articles or By-laws and the Canada Business Corporations Act with respect to meetings of shareholders of the Company.

(e)
Any amendments made by the Company to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rule or regulation thereunder or policies of securities regulatory authorities or stock exchanges shall:

(i)
if made before the Separation Time, be submitted to the shareholders of the Company at the next meeting of shareholders and the shareholders may, by the majority referred to in Subsection 5.4(b), confirm or reject such amendment;

(ii)
if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Company called after the Separation Time and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.
(f)
The Company shall be required to provide the Rights Agent with notice in writing of any such amendment, variation or deletion to this Agreement as referred to in this Section 5.4 within five Business Days of effecting such amendment, variation or deletion, provided that failure to give such notice, or any defect therein, shall not affect the validity of any such amendment, variation or deletion.

5.5	Fractional Rights and Fractional Shares
(a)
The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, in lieu of issuing fractional Rights, the Company shall pay to the holders of record of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Subsection 3.1(b), at the time such fractional Rights would otherwise be issuable), an amount in cash equal to the fraction of the Market Price of one whole Right that the fraction of a Right that would otherwise be issuable is of one whole Right, provided that the Company shall not be required or obligated to make any payment provided for above unless the amount payable by the Company to a certain holder exceeds $10.

(b)
The Company shall not be required to issue fractions of Common Shares upon exercise of Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the

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Company shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the fraction of the Market Price of one Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of one whole Common Share at the date of such exercise.
5.6	Rights of Action
Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights. Any holder of Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce such holder’s right to exercise such holder’s Rights, or Rights to which such holder is entitled, in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
5.7	Regulatory Approvals
Any obligation of the Company or action or event contemplated by this Agreement shall be subject to the receipt of requisite approval or consent from any governmental or regulatory authority having jurisdiction, and without limiting the generality of the foregoing, while any securities of the Company are listed and admitted to trading thereon, necessary approvals of the Toronto Stock Exchange, the New York Stock Exchange and other exchanges shall be obtained, in relation to the issuance of the Rights and the Common Shares upon the exercise of Rights under Subsection 2.2(d).
5.8	Non-Canadian Holders
If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Company with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith shall take such actions as it may consider appropriate to ensure such compliance or avoid the application thereof. In no event shall the Company or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States of America, in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.
5.9	Notices
(a)
Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Rights Agent), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Ritchie Bros. Auctioneers Incorporated
9500 Glenlyon Parkway
Burnaby, BC, Canada
V5J 0C6
Attention:   Corporate Secretary
Fax No.   (778) 331-5501
(b)
Notices or demands authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered, sent by registered or certified mail, postage prepaid (until another address is filed in writing with the Company), or sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing, as follows:

Computershare Investor Services Inc.
3rd Floor – 510 Burrard Street
Vancouver, British Columbia V6C 3B9

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Attention:   General Manager, Client Services
Fax No.:    (604) 661-9401
(c)
Except as otherwise provided hereunder, notices or demands authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Company for its Common Shares. Any notice which is mailed or sent in the manner herein provided shall be deemed given, whether or not the holder receives the notice.

(d)
Any notice given or made in accordance with this Section 5.9 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Company and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

5.10	Costs of Enforcement
The Company agrees that if the Company fails to fulfil any of its obligations pursuant to this Agreement, then the Company will reimburse the holder of any Rights for the costs and expenses (including legal fees) reasonably incurred by such holder to enforce his rights pursuant to any Rights or this Agreement.
5.11	Successors
All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.
5.12	Benefits of this Agreement
Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; further, this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.
5.13	Governing Law
This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.
5.14	Severability
If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining terms and provisions hereof in such jurisdiction or the application of such term or provision in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.
5.15	Effective Date and Confirmation
This Agreement is effective and in full force and effect in accordance with its terms from and after the date hereof. At the first annual or special meeting of holders of Voting Shares following the date hereof, the Company shall request confirmation of this Agreement by the holders of its Voting Shares. If this Agreement is not confirmed by resolution passed by a majority of the votes cast by holders of Voting Shares of the Company who vote in respect of confirmation of this Agreement at a meeting of the Company’s shareholders to be held not later than six months from February 28, 2019, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from that date which is the earlier of (a) the date of termination of the meeting called to consider the confirmation of this Agreement under this Section 5.15 and (b) six months from February 28, 2019.

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5.16	Reconfirmation
This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by all holders of Voting Shares who vote in respect of such reconfirmation at the annual meeting of the Company held in 2022 and at every third annual meeting of the Company thereafter at which this Agreement has been reconfirmed pursuant to this Section 5.16. If the Agreement is not so reconfirmed or is not presented for reconfirmation at any such annual meeting, the Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date of termination of any such annual meeting; provided, however, that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived pursuant to Subsection 5.1(a) or (h) hereof), prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.16.
5.17	Determinations and Actions by the Board of Directors
All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, for the purposes hereof shall not subject the Board of Directors or any director of the Company to any liability to the holders of the Rights.
5.18	Force Majeure
No party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 5.18.
5.19	Time of the Essence
Time shall be of the essence in this Agreement.
5.20	Execution in Counterparts
This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.
[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
RITCHIE BROS. AUCTIONEERS INCORPORATED
By:	/s/ Sharon Driscoll
Sharon Driscoll

By:	/s/ Darren Watt
Darren Watt
c/s

COMPUTERSHARE INVESTOR SERVICES INC.
By:	s/ Jenny Karim
Jenny Karim

By:	s/ Melanie Chan
Melanie Chan
c/s

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ATTACHMENT 1

RITCHIE BROS. AUCTIONEERS INCORPORATED

AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

[Form of Rights Certificate]
Certificate No. _______	_________ Rights
THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES, OR TRANSFEREES OF AN ACQUIRING PERSON OR CERTAIN RELATED PARTIES AND THEIR TRANSFEREES, MAY BECOME VOID WITHOUT FURTHER ACTION.
Rights Certificate
This certifies that      , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Shareholder Rights Plan Agreement, dated as of February 28, 2019 (the ‘Amended and Restated Shareholder Rights Plan Agreement’), between Ritchie Bros. Auctioneers Incorporated, a corporation duly incorporated under the Canada Business Corporations Act (the ‘Company’) and Computershare Investor Services Inc., a trust company incorporated under the laws of Canada (the ‘Rights Agent’), which amends and restates the Shareholder Rights Plan Agreement dated February 22, 2007 (as amended by amending agreement between the Company and Rights Agent dated April 5, 2007) (the ‘Original Agreement’), to purchase from the Company at any time after the Separation Time (as such term is defined in the Amended and Restated Shareholder Rights Plan Agreement) and prior to the Expiration Time (as such term is defined in the Amended and Restated Shareholder Rights Plan Agreement), one fully paid common share of the Company (a ‘Common Share’) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with the Form of Election to Exercise (in the form provided hereinafter) duly executed and submitted to the Rights Agent at its principal office in any of the cities of Toronto, Montreal, Calgary and Vancouver, Canada. Until adjustment thereof in certain events as provided in the Amended and Restated Shareholder Rights Plan Agreement, the Exercise Price shall be an amount equal to three times the Market Price (as such term is defined in the Amended and Restated Shareholder Rights Plan Agreement) per Common Share determined as at the Separation Time and shall be subject to adjustment in certain events as provided in the Amended and Restated Shareholder Rights Plan Agreement.
In certain circumstances described in the Amended and Restated Shareholder Rights Plan Agreement, the number of Common Shares which each Right entitles the registered holder thereof to purchase shall be adjusted as provided in the Amended and Restated Shareholder Rights Plan Agreement.
This Rights Certificate is subject to all of the terms and provisions of the Amended and Restated Shareholder Rights Plan Agreement, which terms and provisions are incorporated herein by reference and made a part hereof and to which Shareholder Rights Plan Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Company and the holders of the Rights. Copies of the Amended and Restated Shareholder Rights Plan Agreement are on file at the registered office of the Company.
This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Amended and Restated Shareholder Rights Plan Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $0.000001 per Right, subject to adjustment in certain events, under certain circumstances at its option.
No fractional Common Shares will be issued upon the exercise of any Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Amended and Restated Shareholder Rights Plan Agreement.

 2022 PROXY STATEMENT

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Amended and Restated Shareholder Rights Plan Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Amended and Restated Shareholder Rights Plan Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Amended and Restated Shareholder Rights Plan Agreement.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

2022 PROXY STATEMENT

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Date:
RITCHIE BROS. AUCTIONEERS INCORPORATED

By:

By:

Countersigned:
COMPUTERSHARE INVESTOR SERVICES INC.

By:
Authorized Signature

 2022 PROXY STATEMENT

FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights evidenced by this Rights Certificate.)
FOR VALUE RECEIVED       hereby sells, assigns and
transfers unto

(Please print name and address of transferee.)
the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint        , as attorney, to transfer the within Rights on the books of the Company, with full power of substitution.
Dated: ___________________________________________________
Signature Guaranteed:
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)
Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

2022 PROXY STATEMENT

CERTIFICATE
(To be completed if true.)
The undersigned party transferring Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Amended and Restated Shareholder Rights Plan Agreement of Ritchie Bros. Auctioneers Incorporated.

Signature
(To be attached to each Rights Certificate)

 2022 PROXY STATEMENT

FORM OF ELECTION TO EXERCISE
(To be executed by the registered holder if such holder desires to exercise the Rights Certificate.)
TO:     RITCHIE BROS. AUCTIONEERS INCORPORATED
AND TO:  COMPUTERSHARE INVESTOR SERVICES INC.
The undersigned hereby irrevocably elects to exercise     whole Rights represented by the attached Rights Certificate to purchase the Common Shares or other securities, if applicable, issuable upon the exercise of such Rights and requests that certificates for such securities be issued in the name of:

(Name)

(Address)

(City, Province and Postal Code)

(Social Insurance Number or other taxpayer identification number)
If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)

(Address)

(City, Province and Postal Code)

(Social Insurance Number or other taxpayer identification number)
Dated:
Signature Guaranteed:
Signature
(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)
Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

2022 PROXY STATEMENT

CERTIFICATE
(To be completed if true.)
The undersigned party exercising Rights hereunder, hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof. Capitalized terms shall have the meaning ascribed thereto in the Amended and Restated Shareholder Rights Plan Agreement of Ritchie Bros. Auctioneers Incorporated.

Signature
(To be attached to each Rights Certificate)

 2022 PROXY STATEMENT

NOTICE
In the event the certification set forth above in the Form of Assignment and Form of Election to Exercise, as applicable, is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof. No Rights Certificates shall be issued in exchange for a Rights Certificate owned or deemed to have been owned by an Acquiring Person or an Affiliate or Associate thereof, or by a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate thereof.

2022 PROXY STATEMENT

RITCHIE BROS.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:00 a.m. Pacific Time on April 25, 2022. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/RBA2022**

You may attend the meeting via the Internet and vote during the Meeting. Have your proxy card in hand when you access the web site, the control number that is printed in the box marked by the arrow below available, and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:00 a.m. Pacific Time on April 25, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be effective, forms of proxy sent by mail must be received no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of meeting or any adjournment thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D69074-P65295

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RITCHIE BROS. AUCTIONEERS INCORPORATED

The Board of Directors recommends a vote: FOR proposals 1, 2, 3, 4 and 5, and For ONE YEAR on proposal 6

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Erik Olsson	☐	☐
1b. Ann Fandozzi	☐	☐
1c. Robert G. Elton	☐	☐
1d. Sarah Raiss	☐	☐
1e. Christopher Zimmerman	☐	☐
1f. Adam DeWitt	☐	☐
1g. Lisa Hook	☐	☐
1h. Mahesh Shah	☐	☐
1i. Carol M. Stephenson	☐	☐

	For	**Withhold**	**Abstain**
2. Appointment of Ernst & Young LLP as auditors of the Company until the next annual meeting of the Company and authorizing the Audit Committee to fix their remuneration.	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
6. Approval, on an advisory basis, of a non-binding advisory resolution on the frequency of holding an advisory vote on executive compensation, as more particularly described in the accompanying proxy statement.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

You are cordially invited to attend our 2022 Annual and Special Meeting of Shareholders to be held on Wednesday, April 27, 2022 at 11:00 am Pacific Time in a virtual-only format at: www.virtualshareholdermeeting.com/RBA2022

Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Shareholders of record at the close of business on March 1, 2022 and holders of proxies for these shareholders may attend and vote at our annual and special meeting. Shareholders will not be able to attend the meeting in person.

This year, we will hold a virtual-only annual and special meeting at which our shareholders can view our annual and special meeting at www.virtualshareholdermeeting.com/RBA2022. Shareholders at the close of business on March 1, 2022 may also ask questions and vote at our annual and special meeting via the Internet.

D69075-P65295

RITCHIE BROS. AUCTIONEERS INCORPORATED

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
APRIL 27, 2022

The shareholder(s) hereby appoint(s):

(a) Ann Fandozzi and Erik Olsson, or either of them; or

(b) ___________________________ (Print the name of the person you are appointing if this person is someone other than the Management nominees listed herein),

as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of RITCHIE BROS. AUCTIONEERS INCORPORATED that the shareholder(s) is/are entitled to vote at the Annual and Special Meeting of Shareholders to be held at 11:00 am Pacific Time on Wednesday, April 27, 2022, in a virtual-only format at www.virtualshareholdermeeting.com/RBA2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND FOR "ONE YEAR" WITH RESPECT TO PROPOSAL 6. FOR OTHER MATTERS THAT MAY BE PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side